UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

☑	Filed by the Registrant

☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TTEC Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 10, 2026

Dear Stockholders:

It is my pleasure to invite you to join us at the Annual Meeting of TTEC Holdings, Inc. The meeting will be held on Thursday, May 21, 2026, at 10:00 a.m. Central Daylight Time, and will be conducted virtually. You will be able to attend the Annual Meeting, vote, and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/TTEC2026 and entering the 16-digit control number included in our notice of internet availability within the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials.

As permitted by the Securities and Exchange Commission (SEC), we are making our proxy materials available to our stockholders electronically via the internet. In our business, we are focused on improving the engagement between our clients and their customers. Our aspirations with respect to our stockholders are no different. We believe electronic delivery expedites your receipt of materials, reduces the environmental impact of our Annual Stockholders Meeting, reduces costs significantly, and enhances our stockholders’ experience in accessing our information, understanding our business, and the way in which TTEC is governed and managed.

For additional information about the Annual Meeting, please see the Important Information About the Proxy Materials and Voting Your Shares section of this Proxy Statement.

PLEASE VOTE.

Your vote is important. Whether or not you plan to attend the Annual Meeting via the webcast, we encourage you to read these materials carefully and promptly vote your shares. There are several ways you can vote: via the internet, by telephone, by mailing the enclosed proxy, or by attending our Annual Stockholders Meeting virtually. Please vote as soon as possible to ensure that your vote is recorded promptly. If you hold shares in a brokerage account, your broker will not be able to vote your shares on most matters unless you provide your voting instructions.

On behalf of the Board of Directors and over 50,000 TTEC employees, thank you for your continued confidence in TTEC and our business.

Very truly yours,

KENNETH D. TUCHMAN

Chairman and Chief Executive Officer

Principal Executive Office

100 Congress Avenue, Suite 1425

Austin, TX 78701

Notice of 2026 Annual Meeting

Thursday, May 21, 2026

10:00 a.m. Central Daylight Time

Join the webcast at www.virtualshareholdermeeting.com/TTEC2026.

ITEMS OF BUSINESS:

At the meeting, our stockholders will be asked to:

•	Elect seven directors named in the Proxy Statement, for a term of one year;
•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026;
•	Approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement;
•	Approve the redomestication of the Company from Delaware to Texas by conversion; and
•	Transact such other business, including stockholder proposals, as may properly come before the meeting.

The meeting will also include a report on our financial results for fiscal year 2025, an overview of our 2025 Impact & Sustainability initiatives, and our outlook for the remainder of 2026.

RECORD DATE:

Only stockholders of record at the close of business on March 31, 2026, will be entitled to receive notice of, and to vote at, the 2026 Annual Meeting. Our total shares outstanding on the Record Date are 48,611,167.

By Order of the Board of Directors

Margaret B. McLean

General Counsel and Chief Risk Officer

April 10, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 21, 2026: This Notice of Annual Meeting and Proxy Statement and the 2025 Annual Report are available at ttec.com.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
VIA INTERNET Visit the website listed on your proxy card.	BY MAIL Sign, date and return your proxy card in the enclosed envelope.

BY TELEPHONE Call the telephone number on your proxy card.	AT THE VIRTUAL MEETING Attend the Annual Meeting virtually and vote using the URL provided above.

ELECTION TO RECEIVE ELECTRONIC DELIVERY OF FUTURE ANNUAL MEETING MATERIALS. You can expedite delivery and avoid costly mailings by confirming in advance your preference for electronic delivery.

100 Congress Avenue, Suite 1425

Austin, TX 78701

PROXY STATEMENT

ANNUAL MEETING

PROXY STATEMENT EXECUTIVE SUMMARY

This summary highlights only selected information contained in this Proxy Statement. We encourage you to read the entire Proxy Statement and TTEC’s 2025 Annual Report on Form 10-K for the period ended December 31, 2025, and any subsequent financial filings, before voting your shares.

MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING

Proposal	Board Recommendation	For more detail, see page:
1. Election of Directors	FOR each Nominee	10
2. Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2026	FOR	28
3. Approval, on a Non-Binding, Advisory Basis, of the Compensation of Our Named Executive Officers as Disclosed in this Proxy Statement	FOR	30
4. Approval of the Redomestication of the Company from Delaware to Texas by Conversion	FOR	31

On or about April 10, 2026, we will begin distributing to each stockholder entitled to vote at the Annual Meeting either (1) this Proxy Statement, a proxy card or voting instruction form, and our 2025 Annual Report to Stockholders, which we collectively refer to as the “proxy materials,” or (2) an email or notice of internet availability of proxy materials, in each case with instructions on how to access electronic copies of our proxy materials.

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OUR COMPANY

Founded in 1982, TTEC Holdings, Inc. (“TTEC”, “the Company”, “we”, “our”, or “us”; pronounced “T-TEC”) is a global customer experience (“CX”) technology and services outsourcing partner for marquee and high-growth brands and public sector clients. The Company designs, builds, and operates Artificial Intelligence (“AI”) enabled customer experiences across live interaction channels and provides data-driven digital solutions to help clients improve customer satisfaction and loyalty, increase customer revenue and profitability, and optimize overall cost to serve. As of December 31, 2025, TTEC served over 720 clients across targeted industry verticals including financial services, healthcare, public sector, communications, technology, media, entertainment, travel and hospitality, automotive and retail.

TTEC operates and reports its financial results of operations through two business segments.

•	TTEC Digital is one of the largest CX technology and service providers and is focused on the intersection of Contact Center as a Service (“CCaaS”), Customer Relationship Management (“CRM”), and AI and Analytics. A professional services organization comprised of software engineers, systems architects, data scientists and CX strategists, this segment creates and implements strategic CX transformation roadmaps; sells, operates, and provides managed services for cloud platforms and premise-based CX technologies, including Amazon Web Services (“AWS”), Cisco, Genesys, Google, and Microsoft, and creates proprietary IP to support industry specific and custom client needs. TTEC Digital serves clients across enterprise and small and medium-sized business segments and has a dedicated unit with government technology certifications serving the public sector.

•	TTEC Engage provides digital first, AI-enabled CX operational and managed services to support large, complex enterprise clients’ end-to-end customer interactions at scale across the world. Tailored to meet industry-specific business needs, this segment delivers data-driven omnichannel customer care, customer acquisition, growth and retention services, tech support, fraud mitigation and back-office solutions. The segment’s digital first delivery model covers the entire solution lifecycle including associate recruitment, onboarding, training, delivery, workforce management and quality assurance.

TTEC pursues its CX market leadership through its TTEC Digital and TTEC Engage business segments and, based upon client needs, through strategic collaboration between the segments. TTEC’s ability to deliver comprehensive and transformational customer experience solutions to its clients is a marketplace differentiation, including integrated AI-enabled CX technology and service solutions, go-to-market strategies, and innovative offerings.

During 2025, the TTEC Digital and TTEC Engage global operating platform delivered onshore, nearshore and offshore services in 22 countries on six continents -- the United States, Australia, Belgium, Brazil, Bulgaria, Canada, Colombia, Costa Rica, Egypt, Germany, Greece, Honduras, India, Ireland, Mexico, the Netherlands, New Zealand, the Philippines, Poland, South Africa, Thailand, and the United Kingdom – with contributions from approximately 51,000 customer care associates, consultants, technologists, and CX professionals.

Our revenue for fiscal 2025 was $2,137 million, of which approximately $469 million, or 22%, was generated from our TTEC Digital segment and $1,668 million, or 78%, was generated from our TTEC Engage segment.

To advance our competitive position in a rapidly changing market and to provide our clients with modernized CX technology and service solutions, we continue to develop our portfolio of service offerings for both mainstream and high-growth disruptive businesses, diversifying and strengthening our core CX services with AI-enhanced, technology-enabled, outcomes-focused services, data analytics, insights, and consulting.

We also invest to broaden our CX product and service capabilities and partnerships, increase our global client base and industry expertise, expand our geographic footprint to the needs of our global clientele, and further scale our solutions within and between our TTEC Digital and TTEC Engage segments.

2

Recent Developments

Change in the Principal Place of Business. In February 2025, the Company moved its principal place of business and principal executive offices to Austin, Texas. TTEC made the decision to relocate its principal place of business from Colorado to Austin, Texas after careful consideration of how it can best support its strategic goals, serve its global clients, and position itself for future success. Texas has been an important part of TTEC’s operations for decades, and this move provides the Company with additional access to a business-friendly environment, a strong economy, a skilled workforce, and a dynamic technology and innovation hub. TTEC continues to operate the Denver Center for Experience and Innovation in Greenwood Village, Colorado, and 54 CX experience centers and offices in the United States and around the globe.

The Company is seeking approval from its stockholders to redomesticate to Texas from the Company’s current state of incorporation in Delaware at the Annual Meeting.

3

2025 PERFORMANCE HIGHLIGHTS

Our 2025 performance is summarized below:

•	Our revenue was $2.14 billion, a decrease of 3.2% over the prior year.
•	Our loss from operations was $117.1 million[1], or (5.5)% of revenue. Income from operations on a non-GAAP basis[2] was $155.0 million, or 7.3% of revenue, compared to 6.2% in the prior year.
•	Our net cash provided by/(used in) operating activities was $121.1 million compared to ($58.8) million in the prior year.
•	Our diluted earnings/(loss) per share was ($3.99)[1] compared to net loss per share of ($6.74) in the prior year, and $1.10[2] compared to $0.71 in the prior year on a non-GAAP basis.

[1]	Reflects a non-cash impairment charge of $233.5 million, inclusive of related tax adjustments, related to the TTEC Engage segment.
2	TTEC presents company performance metrics on a non-GAAP basis to more accurately convey the performance of the business, which adjusts for non-operating items including, but not limited to, asset impairment, restructuring charges, cybersecurity incident-related costs, equity-based compensation expense, depreciation and amortization expense, changes in acquisition contingent consideration, changes in tax valuation allowances, return to provision adjustments, and one-time non-recurring items. For additional information, please review GAAP to Non-GAAP Reconciliation of Performance Metrics of this Proxy Statement.

4

GENERAL INFORMATION

This proxy statement (Proxy Statement) is issued in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 21, 2026, at 10:00 a.m. Central Daylight Time, completely “virtually” as further covered in this Proxy Statement, and at any adjournment or postponement thereof.

On or about April 10, 2026, we will begin distributing to each stockholder entitled to vote at the Annual Meeting either (1) this Proxy Statement, a proxy card or voting instruction form, and our 2025 Annual Report to Stockholders, which we collectively refer to as the “proxy materials,” or (2) an email or notice of internet availability of proxy materials, in each case with instructions on how to access electronic copies of our proxy materials.

This Proxy Statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information about our voting procedures, and information you may find useful in determining how to vote.

IMPORTANT INFORMATION ABOUT THE PROXY MATERIALS AND VOTING YOUR SHARES

Why am I receiving these proxy materials?

The Company is soliciting your proxy in connection with the Annual Meeting. As a stockholder, you are requested to vote on the items of business discussed in this Proxy Statement.

How can I vote my shares electronically and participate in the Annual Meeting?

This year’s Annual Meeting will be held entirely online. Stockholders may participate in the virtual Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/TTEC2026. To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your notice of internet availability of proxy materials (Notice of Internet Availability), on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the virtual Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the virtual Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

In our desire to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, our stockholders will be able to ask questions to the Board of Directors and management both at the time of registration and during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct which will be posted on ttec.com under the “Investors” tab. We will also post on our Investors page responses to questions relevant to meeting matters that are not answered during the Annual Meeting due to time constraints.

How can I vote my shares without attending the virtual Annual Meeting?

To vote your shares without attending the virtual Annual Meeting, please follow the instructions for internet or telephone voting on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the virtual meeting.

What will I need in order to attend the virtual Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder as of the Record Date for the Annual Meeting on March 31, 2026 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the virtual Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTEC2026 and using your 16-digit control number to enter the meeting. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

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Why did I receive a Notice of Internet Availability of proxy materials?

Under the rules of the SEC, we are using the internet as the primary means of furnishing proxy materials to our stockholders. Most of our stockholders will not receive printed copies of the proxy materials unless they request them. Accordingly, if you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials, unless you request one as instructed in that notice. Instead, the Notice of Internet Availability will instruct you on how you may access and review the proxy materials on the internet, free of charge. This approach to distribution of proxy materials reduces the environmental impact of our Annual Meeting, expedites stockholders’ receipt of our proxy materials, and lowers our costs. The Notice of Internet Availability also includes instructions allowing stockholders to request to receive future proxy materials in printed form by mail or electronically by email.

For your information, voting via the internet is the least expensive to us, followed by telephone voting, with voting by mail being the most expensive. Also, you may help to save us the expense of a second mailing if you vote promptly.

What are the matters to be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	Proposal No. 1: The election of seven directors named in this Proxy Statement, for a term of one year (see page 10)
•	Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026 (see page 28)
•	Proposal No. 3: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement (see page 30)
•	Proposal No. 4: The approval of redomestication of the Company from Delaware to Texas by conversion (see page 31)

We will also consider other business that properly comes before the Annual Meeting.

What are my voting choices?

For the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Cumulative voting is not permitted in the election of directors. For ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026 (Proposal No. 2), you may vote “FOR”, “AGAINST” or “ABSTAIN”. For the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal No. 3), you may vote “FOR”, “AGAINST” or “ABSTAIN”. For the approval of the redomestication of the Company from Delaware to Texas by conversion (Proposal No. 4), you may vote “FOR”, “AGAINST” or “ABSTAIN”.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•	“FOR” each of the nominees to our Board.
•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026.
•	“FOR” the proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.
•	“FOR” the proposal to approve the redomestication of the Company from Delaware to Texas by conversion.

Kenneth D. Tuchman, our Chairman and Chief Executive Officer and the beneficial owner of 57.3% of the issued and outstanding shares of common stock as of the Record Date (57.3% of the shares entitled to vote, excluding stock options) has indicated that he intends to vote:

•	“FOR” each of the nominees to our Board;
•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026;
•	“FOR” the proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement; and
•	“FOR” the proposal to approve the redomestication of the Company from Delaware to Texas by conversion.

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How will my shares be voted by proxy?

Valid proxies provided to the Company by telephone, over the internet, or by a mailed proxy card will be voted at the Annual Meeting as directed by you unless revoked in accordance with the instructions. If you properly execute and submit your proxy, but do not indicate how you want your shares voted, the persons named as your proxies will vote your shares in accordance with the recommendations of our Board of Directors. These recommendations are:

•	“FOR” each of the nominees to our Board;
•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026;
•	“FOR” the proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement; and
•	“FOR” the proposal to approve the redomestication of the Company from Delaware to Texas by conversion.

How can I revoke my proxy or change my vote?

You may revoke your proxy or change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by:

•	Voting again through the internet, by telephone, or by completing, signing, dating, and returning a new proxy card with a later date, all of which automatically revoke the earlier proxy so long as completed prior to the applicable deadline for each method;
•	Providing a written notice of revocation to our Corporate Secretary at TTEC Holdings, Inc., 100 Congress Avenue, Suite 1425, Austin, TX 78701, or via email at corporatesecretary@ttec.com before voting your shares; or
•	Attending the virtual Annual Meeting and voting during the meeting. Your virtual attendance at the Annual Meeting alone will not cause your previously granted proxy to be revoked unless you specifically so request before the taking of the vote.

For shares you hold beneficially in “street name”, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the virtual Annual Meeting and voting during the meeting.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the ratification of the appointment of our independent registered public accounting firm. Your broker will be prohibited from voting your shares on the other proposals. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast. As a result, broker non-votes will not affect the outcome of Proposal No. 1 or Proposal No. 3, assuming that a quorum is obtained. Broker non-votes will have the same effect as a vote “AGAINST” Proposal No. 4.

Will shares that I own as a stockholder of record be voted if I do not return my proxy card in a timely manner?

Shares that you own as a stockholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board of Directors. If you do not return your proxy card in a timely manner or provide voting instructions through the internet or by phone, your shares will not be voted unless you or your proxy holder attend the virtual Annual Meeting and vote during the meeting.

What is required to conduct the business of the Annual Meeting?

In order to conduct business at the Annual Meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How many votes are required to approve each proposal?

Directors are elected by a plurality of the votes cast. This means that the seven individuals nominated for election to the Board who receive the most “FOR” votes will be elected.

7

The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The vote to approve the compensation of our named executive officers is advisory and non-binding, but we will consider stockholders to have approved the compensation if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required to approve the redometication of the Company from Delaware to Texas by conversion.

As of the Record Date, there were 48,611,167 shares of common stock outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each proposal.

How are votes counted?

Votes cast by proxy prior to the Annual Meeting will be tabulated by an automatic system administered by Broadridge Financial Solutions, Inc. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons we appoint to act as election inspectors for the Annual Meeting.

Votes withheld from a director nominee will have no effect on the outcome of that nominee’s election.

Abstentions will be counted as shares present and entitled to vote and will therefore have the effect of a vote “AGAINST” Proposal Nos. 2 and 4, but Abstentions will have no effect on the outcome of Proposals No. 3.

If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, it is referred to as a “broker non-vote.” Broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will not be considered as voted for the purpose of determining the approval of the particular matter.

If I share an address with another stockholder, how will we receive our proxy materials?

For stockholders of record, we have adopted a procedure called “householding”, which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice of Internet Availability and, if applicable, this Proxy Statement and the 2025 Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and the impact of printing and mailing these materials on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or verbal request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, this Proxy Statement and the 2025 Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice of Internet Availability and, if applicable, this Proxy Statement, the 2025 Annual Report, or to request delivery of a single copy of these materials if multiple copies are currently being delivered, stockholders may contact us at TTEC Holdings, Inc., 100 Congress Avenue, Suite 1425, Austin, TX 78701, Attention: Investor Relations, or send an email to investor.relations@ttec.com.

Stockholders who hold shares in “street name” (as described above) may contact their brokerage firm, bank, broker- dealer, or other similar organization to request information about householding.

How can I see the list of stockholders entitled to vote?

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the Annual Meeting by means of a link to be made available on the meeting screen and at our principal office located at 100 Congress Avenue, Suite 1425, Austin, TX 78701, during normal business hours for a period of at least 10 days prior to the Annual Meeting.

What happens if additional items of business are presented at the Annual Meeting?

We are not aware of any items that may be voted on at the Annual Meeting that are not described in this Proxy Statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Annual Meeting.

8

Is my vote confidential?

Stockholders votes are generally treated as confidential. Confidentiality will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting. Confidentiality also will not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board of Directors, unless the persons engaging in the opposing solicitation provide stockholders with voting confidentiality comparable to that which we provide.

Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days following the meeting. The report will be available on our website at ttec.com under the “Investors” and “SEC Filings” tabs.

How may I obtain financial and other information about TTEC?

Additional financial and other information about the Company is included in our Annual Report on Form 10-K, which we file with the SEC, and which is available on our website at ttec.com under the “Investors” and “SEC Filings” tabs. We will also furnish a copy of our 2025 Annual Report (excluding exhibits), except those that are specifically requested, without charge to any stockholder who so requests by contacting our Investor Relations department at TTEC Holdings, Inc., 100 Congress Avenue, Suite 1425, Austin, TX 78701, Attention: Investor Relations, or send an email to investor.relations@ttec.com.

You can also obtain, without charge, a copy of our bylaws, codes of conduct, and Board Committee charters by contacting the Investor Relations department, or you can view these materials on the internet by accessing our website at ttec.com and clicking on the “Investors” tab, then clicking on the “Corporate Governance” tab.

Who will conduct and pay for the cost of this proxy solicitation?

We will bear all costs of soliciting proxies, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses they incur. Proxies may be solicited personally, by mail, by telephone, or via internet; by our directors, officers, or other regular employees without remuneration other than regular compensation. We will request brokers and other fiduciaries to forward proxy materials to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

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PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL NO. 1: ELECTION OF DIRECTORS

We are seeking your support to elect seven Board member candidates who we have nominated for the 2026-2027 Board cycle. We believe that these candidates have qualifications and experience appropriate for a public technology and business process outsourcing company with a global operational footprint. The Board believes that the nominees have the experience and perspective to guide the Company as we continue our transformation from a customer care business process outsourcing company to a global integrated customer engagement technology and digital solutions service provider. The candidates also have the experience necessary to support TTEC as we compete in global markets, innovate, and adjust to rapidly changing technologies and client demands. Each member of our Board is elected for a term of one year. Our Board, on the recommendation of the Nominating and Governance Committee of the Board, is recommending to stockholders that the following candidates be elected to the Board at the 2026 Annual Meeting. The candidates are current TTEC directors and each of the seven director-nominees has confirmed his or her willingness to serve.

2026 BOARD NOMINEES

Director	Age	Director Since	Independent	Qualifications
Kenneth D.Tuchman	66	1994

• Business Transformation Experience

• Capital Markets or M&A Experience

• Global Experience

• Industry Experience

• Operator or CEO Experience

• Public Company CEO and Board Experience

• Risk Management Experience

• Service Industry Experience

• Technology Sector Experience

• TTEC Founder

Steven J. Anenen	73	2016	✓

• Business Transformation Experience

• Capital Markets or M&A Experience

• Global Experience

• Industry Experience

• Operator or CEO Experience

• Public Company CEO and Board Experience

• Risk Management Experience

• Service Industry Experience

Tracy L. Bahl	64	2013	✓

• Business Transformation Experience

• Capital Markets or M&A Experience

• Industry Experience

• Operator or CEO Experience

• Public Company Audit Experience

• Public Company Board Experience

• Risk Management Experience

• Service Industry Experience

Gregory A. Conley	71	2012	✓

• Business Transformation Experience

• Capital Markets or M&A Experience

• Global Experience

• Industry Experience

• Operator or CEO Experience

• Public Company Audit Experience

• Public Company Board Experience

• Risk Management Experience

• Service Industry Experience

• Technology Sector Experience

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Robert N. Frerichs	74	2012	✓

• Business Transformation Experience

• Capital Markets or M&A Experience

• Global Experience

• Industry Experience

• Operator or CEO Experience

• Public Company Audit Experience

• Public Company Board Experience

• Public Sector Experience

• Risk Management Experience

• Service Industry Experience

• Technology Sector Experience

Marc L. Holtzman	66	2014	✓

• Business Transformation Experience

• Capital Markets or M&A Experience

• Global Experience

• Industry Experience

• Operator or CEO Experience

• Public Company Board Experience

• Public Company Audit Experience

• Public Sector Experience

• Risk Management Experience

• Service Industry Experience

Gina L. Loften	60	2021	✓

• Business Transformation Experience

• Capital Markets or M&A Experience

• Global Experience

• Industry Experience

• Public Sector Experience

• Public Board Experience

• Risk Management Experience

• Service Industry Experience

• Technology Sector Experience

Limits on Director Service on Other Public Company Boards

TTEC has a highly effective and engaged Board, and we believe that our directors' service on other companies’ boards enables them to contribute valuable knowledge and perspective to TTEC’s Board activities. Nonetheless, the Board is sensitive to the external obligations of its directors and the potential for overboard to compromise their ability to effectively serve the Company. Our Corporate Governance Guidelines limit each director's service on other boards of public companies to 1-4, depending on their circumstances. Directors whose main job is to sit on boards are limited to four (4) public company board memberships, other than the TTEC Board, and to two (2) audit committee memberships; while those who are employed by a public company may only be on the TTEC Board in addition to the board of their employer. Further, the ability of each director to devote sufficient time and attention to director duties is expressly considered as part of the annual Board evaluation process, which aims to evaluate the effectiveness and engagement of TTEC’s directors.

While the Board considers its directors' outside directorships during this evaluation process, the Board recognizes that this is one of many outside obligations which could potentially impair a director's capacity to dedicate sufficient time and focus to their service on the TTEC Board. As such, the Board evaluates many factors when assessing the effectiveness and active involvement of each director. Such other factors include:

•	The director's attendance at Board and committee meetings.
•	The director's participation and level of engagement during these meetings.
•	The role played by the director on the Board, as well as on the other boards, including committee membership and chairmanship.
•	The experience and expertise of the director, including both relevant industry experience and service on other public company boards, which enable the director to serve on multiple boards effectively.

Director Term, Availability, and Ability to Serve

We schedule our Board and committee meetings up to three full years in advance to ensure directors’ availability and maximum participation. Directors are elected for a one-year term only and, accordingly, there is an opportunity to evaluate annually each director's ability to serve.

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If any of the nominees become unable or unwilling to serve before the Annual Meeting, shares represented by valid proxies will be voted FOR the election of such other person as our Board may nominate, or the number of directors that constitutes the full Board may be reduced to eliminate the vacancy. Those elected to the TTEC Board at the 2026 Annual Meeting are expected to hold office until the next Annual Meeting when their successors are duly elected and qualified.

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Nomination Process for Directors

While our Board and its Nominating and Governance Committee have not set specific minimum qualifications for director qualifications, they believe that it is important that TTEC directors, as a group, have the following attributes:

•	Exceptional business savvy and leadership experience;
•	Highest integrity;
•	Exceptional business judgment proven in prior roles;
•	Public company board or operational experience;
•	Diversity of perspectives;
•	Global/international experience;
•	Industry and technical experience relevant to TTEC’s business and aligned with its growth strategy;
•	Financial expertise;
•	Risk management experience;
•	Technology, artificial intelligence, and cybersecurity;
•	Knowledge of our client verticals;
•	Objective, independent, and pragmatic approach to business decisions;
•	Willingness to devote time and attention to TTEC’s affairs and its stockholders’ interests; and
•	Appreciation of the role of the corporation in society and commitment to sustainable business strategy and social responsibility.

As part of the nomination process, the Nominating and Governance Committee of the Board carefully considers strategic objectives of the Company and evaluates them against the Board composition and skill set of each director. The Nominating and Governance Committee of the Board considers potential candidates for membership on the Board of Directors throughout the year based on the recommendations brought forward by members of the Board, members of management, professional executive search firms, and stockholders. When evaluating candidates for recommendation to stand for election to the Board, the Nominating and Governance Committee of the Board considers each potential nominee’s skills, experience in areas of current significance to the Company, diversity, independence, the Board’s skills and dynamic as a group, and the candidate’s ability to devote adequate time to the Board’s duties. Candidates selected by the Nominating and Governance Committee of the Board are recommended to our Board for consideration and the Board recommends the candidates as a nominated slate to stockholders.

The Nominating and Governance Committee of the Board will consider stockholder recommendations for Board candidates if the names and qualifications of such candidates are submitted in writing to our Corporate Secretary in accordance with our Amended and Restated Bylaws. The Nominating and Governance Committee of the Board considers properly submitted stockholders’ nominees in the same manner as it evaluates other candidates.

Required Vote

The seven director nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and voting at the Annual Meeting will be elected as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified.

Recommendation of the Board

Our Board recommends that you vote “FOR” all of the nominees for election to our Board.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

2025 Board of Directors Members / 2026 Board Nominees

Kenneth D. Tuchman

Age: 66

Director since 1994

TTEC Board Committees:

•          Executive (Chair)

Directorships:

•          Tuchman Family Foundation

•          Denver Center for the Performing Arts

Mr. Tuchman has more than 40 years of experience in the business process outsourcing industry, driving innovation growth and profitability in all economic cycles. As the founder and the controlling stockholder of TTEC, Mr. Tuchman is an essential member of our Board of Directors.

Mr. Tuchman founded TTEC’s predecessor company in 1982 and has served as the Chairman of the Board since 1994. Mr. Tuchman served as TTEC Chief Executive Officer from 1994 until 1999 and resumed the position in 2001.

Steven J. Anenen

Age: 73

Director since 2016

TTEC Board Committees:

•          Security & Technology (Interim Chair)

•          Audit

•          Nominating and Governance

•          Executive

Past Directorships:

•          CDK Global (NASDAQ:CDK)

•          DealerSocket

Mr. Anenen’s extensive experience as a senior executive at a global public technology company, and his chief executive and automotive industry and technology experience bring relevant and necessary skills and perspective to our Board.

In 2014, Mr. Anenen led the spin-off of the Automatic Data Processing (NASDAQ:ADP) Dealer Services Group to create CDK Global (NASDAQ:CDK); and served as its CEO between 2014 and his retirement in 2016. Prior to the CDK spin-off, Mr. Anenen spent almost 40 years with ADP, serving as the president of ADP Dealer Services, a leading provider of technology solutions to the automotive industry, between 2004 and 2014. During his tenure with ADP, Mr. Anenen oversaw the global expansion of the business into more than 100 countries, grew the dealer services business to over $2 billion in revenue, and led the transition to digital through transformational acquisitions.

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Tracy L. Bahl

Age: 64

Director since 2013

TTEC Board Committees:

•          Compensation (Chair)

•          Executive

Directorships:

•          Andros

•          Glooko, Inc.

Past Directorships:

•          MedExpress

•          Gustavus Adolphus College

•          Emdeon

Mr. Bahl’s extensive experience in the healthcare industry and his public company and private equity experience bring relevant and necessary skills, experience, and perspective to our Board.

Since 2020, Mr. Bahl has served as an operating partner for the healthcare group at Welsh, Carson, Anderson & Stowe, a private equity firm specializing in healthcare and technology investments, and as a managing partner for Valtruis, and member of the board of directors for Wayspring Health, Oncology Care Partners, and InterWell Health, Valtruis’ portfolio companies. He also currently serves on the board of Glooko, a leading diabetes connected care company.

Previously, Mr. Bahl served as the president and CEO of OneOncology, a General Atlantic portfolio company that provides administrative, operational, and scientific support to oncology practices throughout the U.S. Between 2013 and 2018, Mr. Bahl served as executive vice president, health plans for CVS Health. From 2007 to 2013, he served as a special advisor to General Atlantic, supporting various of its portfolio companies in leadership roles. Prior to 2007, Mr. Bahl held various senior executive positions as part of UnitedHealth Group and at CIGNA Healthcare.

Gregory A. Conley

Age: 71

Director since 2012

TTEC Board Committees:

•          Audit (Chair)

•          Compensation

•          Security & Technology

Directorships:

•          CSG International (NASDAQ:CSGS)

•          Travelport Worldwide Ltd.

Past Directorships:

•          HaulHound.com

•          Odyssey Group, SA

•          Verio, Inc.

•          Tanning Technology Corporation (NASDAQ:TANN)

Mr. Conley’s extensive public company experience as chief executive officer and as a director of several technology companies, his leadership in technology innovation, and his legal experience bring relevant and necessary skills, experience, and perspective to our Board.

Between 2012 and 2014, Mr. Conley served as the CEO of Aha! Software, LLC, a predictive analytics and cloud computing company. Between 2009 and 2011, Mr. Conley served as the CEO of Odyssey Group, SA, a European-based technology services and software company, and oversaw the sale of the Company to Temenos Group AG. Between 2004 and 2005, Mr. Conley was the president and CEO of Verio, Inc., a leading global provider of hosting and network services and a subsidiary of Nippon Telephone & Telegraph. From 2001 to 2003, Mr. Conley was president and CEO of Tanning Technology Corporation, a Nasdaq listed information technology solutions provider, sold to Platinum Equity in 2003. Prior to 2001, Mr. Conley was a senior executive responsible for e-markets, travel, and transportation at International Business Machines (NYSE:IBM) and an attorney at Covington & Burling LLP.

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Robert N. Frerichs

Age: 74

Director since 2012

TTEC Committees:

•          Nominating and Governance (Chair)

•          Audit

•          Compensation

•          Executive

Directorships:

•          Wedgewood Enterprises Corporation

Past Directorships:

•          Accenture (NYSE:ACN)

•          Merkle, Inc.

•          Avanade (a JV between Accenture and Microsoft)

•          Cyandia, Inc.

Mr. Frerichs’ extensive global business experience, his public company and consulting industry experience, and his financial credentials bring relevant and necessary skills, experience, and perspective to our Board.

Mr. Frerichs spent 36 years with Accenture (NYSE:ACN) in various leadership roles including group chief executive for North America, chief risk officer, and chief operating officer of the communication and high-tech operating group, and chairman of the capital committee; culminating his career as the International Chairman of Accenture, Inc., before retiring in February 2012. Between 2012 and 2013, Mr. Frerichs was the chairman of the Aricent Group, a global innovation and technology services company.

Mr. Frerichs is a Certified Public Accountant.

Marc L. Holtzman

Age: 66

Director since 2014

TTEC Committees:

•          Nominating and Governance

Directorships:

•          FIGX Capital Acquisition (NASDAQ:FIGX)

•          Rwanda Capital Market Authority

•          Victoria Falls International Financial Center

Past Directorships:

•          Bank of Kigali

•          CBZ Holdings Ltd.

•          Astana Financial Services Authority

•          KazKommertsBank

•          FTI Consulting (NYSE:FCN)

•          Duddell Street Acquisition Corp. (NASDAQ:DSAC)

Mr. Holtzman’s extensive international experience along with his financial, investment banking, and public company board experience bring relevant and necessary skills, experience, and perspective to our Board.

Mr. Holtzman served as the chairman of Meridian Capital HK, a Hong Kong private equity firm from 2012 until 2014, and as the executive vice chairman of Barclays Capital from 2008 and 2012. Between 2003 and 2005, Mr. Holtzman was president of the University of Denver. He also served in the cabinet of Colorado Governor Bill Owens as Secretary of Technology between 1999 and 2003.

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Gina L. Loften

Age: 60

Director since 2021

TTEC Committees:

•          Compensation

•          Security and Technology

Directorships:

•          Teachers Insurance & Annuity Association of America (TIAA)

•          Thoughtworks

•          Foursquare Labs Inc.

Past Directorships:

•          Rise Against Hunger

•          George Mason University Research Foundation

•          Modernizing Medicine, Inc.

•          InterWell Health

Ms. Loften’s extensive experience in technology, cybersecurity, public sector, business transformation credentials, and diversity bring relevant and necessary skills, experience, and perspective to our Board.

Ms. Loften most recently served as chief technology officer for Microsoft USA (NASDAQ:MSFT), the position from which she retired in 2021. Prior to Microsoft, since 2004, Ms. Loften served in roles of growing responsibility with IBM (NYSE:IBM), including global consulting leader in cloud application innovation for IBM Global Business Services, chief innovation officer for IBM Research, and global public sector leader for IBM Watson Group.

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DIRECTOR EXPERIENCE

The Board and our Nominating and Governance Committee of the Board believe that diversity in experience and perspectives is important to achieving sound decisions and driving stockholder value. The following chart reflects the experience of our Board members and nominees:

All Board members were selected for nomination by the Nominating and Governance Committee of the Board based on their qualifications and the alignment of their background and experience with the Company’s needs (see individual Directors’ qualifications as part of their professional bios on page 14).

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OUR CORPORATE GOVERNANCE

Our Board follows sound governance practices.

Independence

●          In 2025, six out of our seven Board members were independent directors under the standards set forth in the Nasdaq Stock Market Rules, which is the standard used by the Company to determine Board member independence.

●          All Board Committees, except a limited purpose Executive Committee of the Board, are comprised exclusively of independent directors.

●          In 2026, subject to TTEC stockholders voting in favor of the directors nominated by the Board, our independent and executive director mix will be six independent directors and one executive director.

Executive Sessions

●          The independent directors regularly meet in executive sessions without management.

●          They also regularly meet with the independent auditor and independent compensation consultants in executive sessions without management, as well as with senior executives in internal audit, finance, IT, cybersecurity, compliance, legal, human resources, and compensation functions.

Board Oversight of Risk Management

●          Our Board understands, oversees, and regularly reviews risks inherent in TTEC’s business with emphasis on the oversight of the appropriateness of the Company’s risk management strategy, long- and short-range risk mitigation planning, and the effectiveness of our risk strategy execution. In 2025, the Board was particularly focused on the evolving risks specific to the financial liquidity of the Company, the use of artificial intelligence in TTEC’s business, and the impact it is likely to have over time, on the Company’s offerings and its industry.

●          The Audit Committee of the Board reviews our overall enterprise risk management policies and practices, is actively involved in the oversight of our Enterprise Risk Management (ERM) program, and reviews risks inherent in our internal controls over financial reporting; risks specific to our geographic footprint and its expansion and concentration; risks specific to our complex regulatory compliance framework around the world; risks arising from macro- and microeconomic volatility and the related impact on TTEC clients’ and our business outlook; risks specific to our cost structure; and our financial and liquidity risks.

●          The Compensation Committee of the Board evaluates risks associated with TTEC’s management and employee compensation plans; the structure of and risks specific to our employees’ and senior management incentive programs; risks specific to TTEC employment practices including the Company’s commitment to diversity, equality, and inclusion in the TTEC workforce; and risks inherent in hiring, retention, and development of our people.

●          The Nominating and Governance Committee of the Board is focused on risks inherent in our governance, senior management, and board succession planning, onboarding, and turnover; risks specific to crisis management and crisis response; and climate risks specific to our business.

●          The Security and Technology Committee of the Board oversees and reviews risks inherent in TTEC’s IT resilience, including TTEC’s cybersecurity initiatives designed to protect TTEC’s IT infrastructure and data, which include the data of the Company’s clients, their customers, and TTEC employees; risks specific to our data governance, including how we collect, store, use, transfer, and protect information; the Company’s incident response and business continuity and disaster recovery practices; and the evolving risks specific to the use of artificial intelligence in TTEC’s business and client offerings.

Board Oversight of Cybersecurity	● Although the Board relies on its Security & Technology Committee to oversee technology resilience and cybersecurity at TTEC, the full Board retains the overarching responsibility for cyber-related risk management and business continuity practices. As part of that oversight, the Board routinely seeks information from and offers input to management about the Company’s ongoing cybersecurity maturity evolution and monitors how TTEC performs against its cybersecurity risk management plans designed to protect TTEC’s IT infrastructure, safeguard the interface between TTEC’s and TTEC clients’ IT environments, and protect TTEC and its clients’ data from unauthorized access. The Board also monitors the evolution of and improvements in the Company’s incident response and business continuity and disaster recovery practices.

Board Oversight of Impact and Sustainability Initiatives and the Impact and Sustainability Report

●          Our Board supports and regularly reviews TTEC’s ongoing commitment to its impact and sustainability initiatives.

●          The Nominating and Governance Committee of the Board is tasked with the oversight of impact and sustainability initiatives at TTEC, including the establishment of climate stewardship and social responsibility priorities for the Company, the identification and implementation of appropriate disclosure and reporting standards, and awareness and training initiatives.

●          The Compensation Committee of the Board is tasked with the oversight of the Company’s social responsibility priorities through its employee development and opportunities programs and the philanthropy programs focused on social responsibility.

●          The Security & Technology Committee of the Board leverages its oversight of global data privacy, technology reliance and business continuity planning to support good governance at TTEC.

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●          The Audit Committee of the Board is focused on financial governance and on the accuracy of auditable climate impact-related disclosures, including positioning the Company to be ready to comply with the upcoming European Corporate Sustainability Reporting Directive (CSRD) and related climate risk disclosure requirements.

●          During 2025, the Board oversaw the publishing of the Company’s Impact & Sustainability Report for the fiscal year 2024 and guided the Company in its transition from ESG-focused reporting to a broader impact and sustainability focus. The Board also oversaw the Company’s 2025 impact and sustainability initiatives, the progress on which is reflected in the 2025-2026 Impact & Sustainability Report that will be released contemporaneously with these Proxy Materials in April 2026. The 2025-2026 Report evolved to advance the Company’s climate stewardship activities through a formal commitment to the science based target initiative (SBTi) to develop near-term emissions reduction targets, an improvement in the Company’s Carbon Disclosure Project (CDP) score, continued alignment of its disclosures to the International Sustainability Standards Board (ISSB) frameworks IFRS S1 and S2, and the United Nations Sustainable Development Goals (UNSDGs) relevant to the Company’s business.

●          The 2025-2026 Report also highlights the expansion of the Company’s learning and development program to include AI education across all roles in the business, and the evolution of the employee well-being benefits reflecting the Company’s continued investment in its people.

Board Governance, Performance Evaluation, and Other Practices

●          Our Board annually reviews its overall effectiveness utilizing confidential self-assessment surveys that cover topics generally recommended by the National Association of Corporate Directors (NACD) and public company governance experts or engaging third-party specialists for such evaluations. The Board Committees conduct similar assessments on a cadence consistent with Nasdaq stock market requirements. The assessment findings are reviewed by the Nominating and Governance Committee of the Board with necessary changes in board practices adopted from time to time to address the insights and feedback developed through such annual evaluations.

●          Board nomination priorities are adjusted annually to ensure that our Board, as a whole, continues to reflect the appropriate mix of skills, experience, and competencies necessary to support TTEC’s business strategy.

●          Our Board and its committees have access to independent advisors at their sole discretion.

●          The Nominating and Governance Committee of the Board maintains and enforces TTEC’s Corporate Governance Guidelines, which include business conduct, conflicts of interest, board qualification, and overboarding guidelines.

●          Our Board also engages in ongoing education, and our directors take ethics training consistent with best practices.

Accountability

●          All directors stand for election annually.

●          Our Chairman of the Board and Chief Executive Officer is the controlling stockholder of TTEC. He controls 57.3% of our common stock.

●          Although certain listing rules of the Nasdaq stock market are not mandatory for controlled companies like TTEC, TTEC does not avail itself of these exceptions and its governance is consistent with best practices of Nasdaq-listed companies that are not controlled companies.

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OUR BOARD OF DIRECTORS AND THE BOARD COMMITTEES

TTEC is committed to best practices in corporate governance. The Company is governed by our Board of Directors. The role of the Board and the Board Committees include:

•	Oversight of the Company’s management;
•	Appointment of the Chief Executive Officer;
•	Goal setting for and overseeing performance of the Company’s executive management team;
•	Management succession planning;
•	Oversight of effective corporate governance, including selecting and recommending for stockholders’ approval nominees for the Board of Directors;
•	Annual assessment of Board performance;
•	Board succession planning;
•	Forming and staffing Board Committees;
•	Review and oversight of the development and implementation of the Company’s annual strategic, financial, and operational plans and budgets;
•	Oversight of the Company’s impact and sustainability practices, including the progress that it makes against its environmental stewardship and diversity, equity, and inclusion commitments;
•	Assessment and monitoring of Company’s risk and risk management practices;
•	Oversight of TTEC’s cybersecurity programs and protection of TTEC data and data of TTEC clients, their customers, and the Company’s employees;
•	Review and approval of significant corporate actions;
•	Monitoring of processes designed to assure TTEC’s integrity and transparency to its stakeholders, including financial reporting, compliance with legal and regulatory obligations, maintenance of confidential channels to report concerns about violations of laws and policies, and protection against reprisals for those who report such violations; and
•	Oversight of the relationship between the Company and its stockholders.

Board Leadership Structure

Our Board is led by TTEC’s founder, Kenneth D. Tuchman, who serves as the Chairman of the Board. Mr. Tuchman is also TTEC’s Chief Executive Officer. The Board retains the flexibility to determine from time to time whether the position of the Chief Executive Officer and the Chairman of the Board should be combined or separated, whether an independent director should serve as Chairman of the Board, and whether to appoint a lead independent director to serve as a liaison between independent directors and the Chairman.

At present, the Board believes that the Company is best served by having Mr. Tuchman serve as both the Chairman of the Board and Chief Executive Officer of TTEC. The Board’s view is based on the facts that Mr. Tuchman beneficially owns 57.3% of the outstanding equity in the Company, has a unique insight into the Company’s CX solutions strategy as an industry innovator and the Company founder, and is intimately involved in the day-to-day strategic direction of the Company.

Since the size of the Company’s Board is relatively small and each independent director has unrestricted access to Mr. Tuchman and the Company’s management, the independent members of the Board do not currently perceive the need for an appointment of a lead independent director. Our Board also believes that appointing a lead independent director may serve to create a potential conflict among the directors and interfere with the current collaborative environment in the boardroom that permits the Board to leverage the knowledge and experience of each Board member to drive strategic initiatives necessary to support the Company’s development.

All of TTEC’s directors other than Mr. Tuchman are independent. In addition, there are no family relationships among any director, executive officer, or any person nominated or chosen by us to become a director.

The Board is aware of the potential conflicts that may arise in having Mr. Tuchman, the Company’s largest and controlling stockholder, serve as the Chairman of the Board, but believes that there are adequate governance safeguards in place to mitigate such risks. Such safeguards include, but are not limited to:

•	The Board and Board Committees hold executive sessions comprised entirely of the independent directors.
•	During 2025, six of our seven directors were independent on our Board.

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•	Our Compensation Committee of the Board, comprised entirely of independent directors, makes all executive management compensation determinations based on the individual executive’s performance and input from independent compensation consultants.
•	Our Compensation Committee of the Board retains an independent compensation consultant when it deems it appropriate.
•	Our Board members have unrestricted access to independent consultants, including legal counsel.
•	Our Board members and executives have a shareholding guideline consistent with industry best practices.
•	Our Board performs an annual self-assessment and acts on the findings.
•	Our Board Committees perform periodic self-assessments and act on the findings.
•	Our Board published Corporate Governance Guidelines to communicate to the stockholders and other stakeholders how the Company is governed.

TTEC qualifies as a "controlled company" as defined under Nasdaq Listing Rule 5615. A company qualifies as a controlled company under this rule when more than 50% of its voting power for the election of directors is held by an individual, a group, or another company. Kenneth D. Tuchman, the Company's Chairman and Chief Executive Officer, beneficially owns more than 50% of the total voting power of TTEC's outstanding common stock. By virtue of Mr. Tuchman's majority voting control, TTEC meets the definition of a controlled company under the Nasdaq rules.

As a controlled company, TTEC is entitled to rely on certain exemptions from the corporate governance requirements otherwise applicable to Nasdaq-listed companies. Specifically, the Company is exempt from the following requirements, among others: (i) the requirement that a majority of the board of directors be composed of independent directors; (ii) the requirement that director nominees be selected or recommended by a nominating committee composed entirely of independent directors or by a majority of independent directors; and (iii) the requirement that the Company have a compensation committee composed entirely of independent directors.

Notwithstanding its eligibility for these exemptions, TTEC has elected not to rely on any of them. The Company voluntarily complies with each of the foregoing Nasdaq independence requirements as though it were not a controlled company. A majority of the Company's board of directors is composed of directors who meet the independence standards under Nasdaq listing rules. In addition, the Company maintains both a Nominating and Corporate Governance Committee and a Compensation Committee, each of which is composed entirely of independent directors. The Board believes that this voluntary adherence to the full scope of Nasdaq's corporate governance standards reflects its commitment to sound governance practices, independent oversight, and accountability to all of the Company's stockholders.

Lastly, our Board has demonstrated the independence necessary to address potential conflicts of interest through the use of special ad hoc committees or the standing committees of the Board to address specific matters when they arise or requesting that the Chairman abstain from deliberations and voting on certain decisions that may represent a conflict with his controlling stockholdings in the Company, including in connection with the Board’s consideration of the proposed redomestication of the Company from Delaware to Texas by conversion.

Board Participation in 2025
•	8 Board meetings held in 2025
•	Each director attended at least 80% of all Board and committee meetings where the director is a member, either in person or virtually
•	All directors attended our Annual Meeting in 2025. Although the Company does not require the directors to always attend the Annual Meeting, the directors are encouraged to do so; and most attend the Meetings regularly.

Board Risk Oversight

While our executive officers are responsible for day-to-day management of risk at TTEC, our Board oversees and monitors our ERM, regulatory compliance, impact and sustainability initiatives, technology resilience and cybersecurity, business continuity, and financial disclosure practices, in the course of its ongoing review of the Company’s strategy, business plans, risk management, and financial reporting programs. The Board recognizes that certain risk-taking is essential for any company to stay competitive. It is the view of the Board, however, that the risk-taking must be reasoned and measured, and must be evaluated and mitigated appropriately.

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In 2025, the Board’s ERM oversight primarily focused on, but was not limited to, the following areas:

(i)	strategy execution in the uncertainty of volatile macroeconomic conditions,
(ii)	financial stability and liquidity of our business;
(iii)	technology resilience and stability of TTEC information technology platforms;
(iv)	cybersecurity preparedness and incident response;
(v)	risks inherent in our work from home service delivery, including risk mitigation activities related to employee identity management;
(vi)	impacts on the business due to rapidly evolving AI offerings, including governance and oversight of AI-related risks that may affect internal controls and financial reporting processes;
(vii)	crisis management, business continuity planning, emergency preparedness, critical incident response, and disaster recovery planning and execution;
(viii)	fraud in the business;
(ix)	risks inherent in the complexities of the Company's international operations, and
(x)	risks arising from the complexities of the regulatory compliance framework that affects TTEC’s regulated business around the globe.

The responsibility for managing each of these high-priority risk areas, as identified by the ERM process, was assigned to one or more members of the Company’s executive leadership team. The Board has delegated the oversight of certain categories of risk management to designated Board Committees, which periodically report to the Board on matters related to the specific areas of risk they oversee.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Enterprise risk management structure; strategic risk associated with TTEC’s business plan; litigation that may have material financial or reputational impact on the Company; significant capital transactions, including M&A, technology investment and divestitures; capital structure risks; cybersecurity and cybersecurity incident response; risks specific to the use of artificial intelligence; service delivery effectiveness; and CEO succession planning.
Audit Committee	Risks related to financial reporting, disclosure, and related controls; risks specific to our geographic footprint; major financial exposure risks; risks inherent in the Company’s regulatory compliance framework around the world; risks arising from macro- and micro-economic volatility; currency exposure risks; risks specific to our cost structure; and liquidity risks.
Compensation Committee	Executive recruiting, retention, and succession planning; compensation policies and practices, including incentive compensation; and health and wellness benefits programs. Assessment of the risks associated with compensation policies and practices applicable to TTEC’s employees to determine if such policies and practices are reasonably likely to have a material adverse effect on TTEC and its financial performance. Employee engagement and turnover risks and the Company’s commitment to managing its workforce lawfully and respectfully.
Nominating and Governance Committee	Corporate governance risks; effectiveness of the Board’s and its committees’ performance; senior management and Board succession planning; conflicts of interest; director independence and competencies; executive management succession; risks specific to crisis management and response; climate risks specific to our business; and impact and sustainability-related risks.
Security and Technology Committee	Risk management oversight of the Company’s technology resilience, including cybersecurity initiatives designed to protect the Company’s IT infrastructure and data; practices and stability of our technology platforms used to support our business and services delivered to our clients; data governance risks; the Company’s incident response and continuity and disaster recovery practices; and risks specific to the evolving use of artificial intelligence in the Company’s business.

The Board and its committees periodically request and receive comprehensive reports from Digital and Engage business segments and key Company functions (including finance, treasury, tax, legal and regulatory compliance, information security, people and culture, and risk management), and have the opportunity to assess risk exposures to the business in these specific functional areas. In addition to the Company’s ERM and internal audit processes, the Board and the Audit Committee monitor and oversee the Company’s periodic assessment of the effectiveness of its internal controls over financial reporting.

To ensure that the Company’s compensation practices and policies do not have a material adverse effect on the Company and its business, the Compensation Committee of the Board annually reviews TTEC’s executive compensation programs for inherent risks and alignment with the Company’s objectives. The Committee receives periodic reports from the Company’s People & Culture and Legal departments on steps that TTEC takes to anticipate and mitigate any potential risks in long- and short-term incentive and performance-based compensation programs. The Compensation Committee of the Board believes that executive compensation should be contingent on performance relative to targets and business plans. It expects TTEC senior executives to achieve these targets in a manner consistent with TTEC’s values, ethical standards, and policies. The Board engages in periodic discussions with management on how to maximize executives’ performance through compensation incentives without creating unreasonable risks to the business.

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Communications with The Board

The Board established a process for stockholders and other interested parties to communicate with the Board or any directors by requesting that all communication be sent via email to corporatesecretary@ttec.com or to the following address:

Board of Directors

c/o Corporate Secretary

TTEC Holdings, Inc.

100 Congress Avenue, Suite 1425

Austin, TX 78701

Since most members of the TTEC leadership team, including the Corporate Secretary, work hybrid schedules where they attend meetings and plenary sessions in the offices while performing most of their day-to-day functions remotely working from home, communication via email through the corporatesecretary@ttec.com dedicated mailbox may be a more reliable method to connect with our Board of Directors as there can be no assurance that physical mail delivery would be monitored on a daily basis. The Corporate Secretary reviews all communications addressed to the Board and shares them with the Board Chair and the Chair of the Nominating and Governance Committee of the Board, as long as they are not offensive or inappropriate. Offensive and inappropriate communications, if any, are mentioned as received at the regularly scheduled Nominating and Governance Committee of the Board meetings but are not distributed to directors, unless the Chair of the Nominating and Governance Committee of the Board specifically directs for them to be distributed.

Board Committees

The following table outlines the composition of each of our Board Committees during 2025:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Security and Technology Committee	Executive Committee
Kenneth D. Tuchman					Chair
Steven J. Anenen	✓		✓	Chair	✓
Tracy L. Bahl		Chair			✓
Gregory A. Conley	Chair	✓		✓
Robert N. Frerichs	✓	✓	Chair		✓
Marc L. Holtzman			✓
Gina L. Loften		✓		✓

The Nominating and Governance Committee of the Board, with input from the Board Chairman, periodically reviews Committee membership and chairmanships and makes adjustments as needed to address the needs of the business, appropriately leverage Board members’ expertise, and provide important development opportunities to Board members as part of its longer-term succession planning for the Board.

Audit Committee

The Audit Committee of the Board operates under the Audit Committee charter adopted by our Board and available at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com). It is responsible for, among other things:

•	Assisting the Board in its oversight of the integrity of TTEC’s financial statements including any critical audit matters;
•	Overseeing the adequacy of internal controls over our financial reporting and disclosure processes;
•	Selecting, evaluating, and appointing the independent registered public accounting firm, including assessing the registered public accounting firm’s independence and qualifications;
•	Reviewing and approving all non-audit services performed by the independent registered public accounting firm;
•	Overseeing the activities and processes of the TTEC internal audit department;

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•	Overseeing TTEC’s ethics program and its confidential hotline process, including reviewing the establishment of and compliance by employees and executives with the Company’s employee code of conduct, Code of Ethics: How TTEC Does Business and the Company’s Ethics Code for Executive and Financial Officers;
•	Overseeing investigations into any matters within the Audit Committee’s scope of responsibility;
•	Overseeing the Company’s enterprise business risk process;
•	Reviewing and approving all related-party transactions; and
•	Overseeing business continuity and disaster recovery plans and practices of the Company.

In 2025, the members of the Audit Committee of the Board included Gregory A. Conley (Chair), Robert N. Frerichs, and Steven J. Anenen. Throughout 2025, each Committee member was “independent” in accordance with the Nasdaq Stock Market Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”).

Our Board determined that Mr. Conley, Mr. Frerichs, and Mr. Anenen each qualify as an “audit committee financial expert” within the meaning of the SEC rules. Mr. Conley’s relevant experience includes his experience as a chief executive officer and director of several public and private companies, and his tenure as the chair of the TTEC Audit Committee of the Board since May 2014. Mr. Frerichs’ relevant experience includes his CPA credentials, his role as chair of one of the largest public consultancies in the world, his career in audit and risk management, and his tenure on the audit committees of several companies. Mr. Anenen’s relevant experience includes his experience as a chief executive officer and director of several public and private companies, and his tenure as a member of the TTEC Audit Committee of the Board.

The Audit Committee of the Board oversees TTEC’s disclosure processes. These processes are established to ensure accurate and complete financial reporting and to identify timely any potential issues that could impact TTEC’s accounting, financial reporting, and effectiveness of its internal controls. The Committee also established procedures for, and oversees receipt and treatment of, confidential (including anonymous) submissions by TTEC employees of concerns about the Company’s accounting, internal control, and auditing practices. The Audit Committee of the Board reviews and assesses the matters raised through these reporting channels and monitors management’s response to these reports, engaging when warranted.

The Audit Committee of the Board evaluates the independence, qualifications, and performance of TTEC’s internal audit function and annually approves the Company’s internal audit plan. The Committee also discusses with management TTEC’s risk assessment and management practices; the Company’s major financial, operational, and regulatory risk exposures; and the steps management has taken to monitor and mitigate such exposures to be within the Company’s risk tolerance levels.

During 2025, the Audit Committee of the Board held four regularly scheduled meetings and three special meetings. The Audit Committee of the Board reviews and assesses the adequacy of its charter, and revises it, if appropriate, on an annual basis.

Compensation Committee

The Compensation Committee of the Board operates under the Compensation Committee charter adopted by our Board and available at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com). It is responsible for, among other things:

•	Reviewing performance goals and approving the annual salary, incentives, and all other compensation for each NEO and executives reporting directly to the Company’s Chief Executive Officer, including any employment arrangements and change in control agreements with such officers;
•	Reviewing and approving compensation programs for independent Board members;
•	Reviewing and approving material employee benefit plans (and changes to such plans);
•	Reviewing and evaluating risks associated with the Company’s compensation programs;
•	Adopting and administering various equity-based incentive plans; and
•	Overseeing the Company’s programs focused on employees’ engagement, development, and retention.

In 2025, the members of the Compensation Committee of the Board included Tracy L. Bahl (Chair), Gregory A. Conley, Robert N. Frerichs, and Gina L. Loften. During 2025, each member of the Committee was “independent” (as defined under the Nasdaq Stock Market Rules and Rule 10C-1(b)(1) under the Exchange Act) and a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act).

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During 2025, the Compensation Committee of the Board held four regularly scheduled meetings and four special meetings. The Compensation Committee of the Board reviews and assesses the adequacy of its charter, and revises it, if appropriate, on an annual basis.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board operates under the Nominating and Governance Committee charter adopted by our Board and available at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com). It is responsible for, among other things:

•	Overseeing and managing the Board of Directors’ overall governance practices;
•	Identifying and recommending to our Board qualified candidates to stand for election to the Board (or be appointed pending the election at the Annual Meeting);
•	Overseeing development and succession planning for executive officers and the Board of Directors of the Company;
•	Overseeing TTEC’s corporate governance, including the evaluation of the Board and its committees’ performance and processes, and assignment and rotation of Board members to various committees; and
•	Overseeing TTEC’s Impact and Sustainability initiatives and reporting.

During 2025, the members of the Nominating and Governance Committee of the Board included Robert N. Frerichs (Chair), Steven J. Anenen, and Marc L. Holtzman. Each Committee member was “independent” in accordance with the Nasdaq Stock Market Rules.

During 2025, the Nominating and Governance Committee of the Board held four regularly scheduled meetings. The Nominating and Governance Committee of the Board reviews and assesses the adequacy of its charter, and revises it, if appropriate, on an annual basis.

Security and Technology Committee

The Security and Technology Committee of the Board operates under the Security and Technology Committee charter adopted by our Board and available at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com). It is responsible for, among other things:

•	Overseeing the risk management of the Company’s security practices, resiliency capabilities, and strategic plans of the Company’s technology used to support its business and deliver services to its clients;
•	Overseeing the practices and controls that management uses to identify, manage, and mitigate risks related to cybersecurity, disaster recovery, cyber event management and response, fraud and physical security, and data governance;
•	Reviewing management’s crisis preparedness, incident response, and business continuity plans, and the Company’s disaster recovery plans, capabilities, and testing practices;
•	Reviewing the outcomes of the Company’s internal and third-party security compliance audits;
•	Reviewing evolving risks specific to the use of artificial intelligence in the Company’s business and client offerings;
•	Reviewing, periodically, risk assessments relevant to the Company’s security and technology conducted by, or on behalf of, the Company;
•	Reviewing the Company’s security risk mitigation strategies including risk transfer (through insurance programs or otherwise); and
•	Addressing any other matters as the Committee members determine relevant to the Committee’s oversight of the Company’s security and technology risk management practices.

During 2025, the members of the Security and Technology Committee of the Board included Steven J. Anenen(Chair), Gregory A. Conley, and Gina L. Loften.

During 2025, the Security and Technology Committee of the Board held four regularly scheduled meetings. The Security and Technology Committee of the Board reviews and assesses the adequacy of its charter, and revises it, if appropriate, on an annual basis.

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Executive Committee

The Board’s Executive Committee is a standing committee of the Board appointed to take certain action, between regularly scheduled Board meetings that are otherwise reserved to the full Board, under a delegation of authority from the Board. All actions taken by the Executive Committee of the Board are reported to and reviewed by the full Board at the Board meeting immediately following the action taken. The Executive Committee of the Board is authorized to consider and approve, among other things:

•	Mergers, acquisitions, and divestiture transactions at a level in excess of management’s authority of up to $35M but below a certain specific authority limit of up to $150M designated by the Board, provided that such transactions are not inconsistent with TTEC’s overall strategy as approved by the Board; any mergers, acquisitions, and divestiture transactions in excess of this $150M threshold are exclusively reserved to the full Board;
•	Capital expenditure transactions at a level in excess of management’s authority of up to $35M but below a certain specific authority limit of up to $150M designated by the Board, provided that such transactions are consistent with the annual business plan approved by the Board; and
•	Funding for the share repurchase program, up to $75M but no more than $25M per quarter, if needed between the regularly scheduled Board meetings.

During 2025, the members of the Executive Committee of the Board included Kenneth D. Tuchman (Chair), Tracy L. Bahl, Steven J. Anenen, and Robert N. Frerichs.

The Executive Committee of the Board held no meetings during 2025.

Ethics Code for Executive and Financial Officers

We have adopted an Ethics Code for Senior Executive and Financial Officers that guides the behavior of our senior executives and financial officers beyond our code of business conduct that applies to all employees, including our Chief Executive Officer, Chief Financial Officer, chief executive officers leading each of our business segments, General Counsel, Treasurer, Global Controller, senior accounting and finance executives who support our business segments, financial directors, and any person performing similar functions. The Ethics Code for Senior Executive and Financial Officers is available on our website at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com) and we intend to disclose any waiver of, or amendments to, the Ethics Code for Senior Executive and Financial Officers on our website. You may also obtain a copy of the document without charge via email at corporatesecretary@ttec.com or by writing to:

TTEC Holdings, Inc.

100 Congress Avenue, Suite 1425

Austin, TX 78701

Attention: Corporate Secretary

In addition to our Ethics Code for Senior Executive and Financial Officers, TTEC also has a code of business conduct (Ethics Code: How TTEC Does Business). This document mandates rules of ethical business conduct for all TTEC employees, members of our Board of Directors, and our suppliers and partners, including our executives and financial officers. We maintain a confidential third-party operated hotline, where employees can seek guidance or report concerns about possible violations of laws, our policies, or either of the ethics codes, including any concerns about financial reporting, misconduct, or fraud.

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PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (PwC) served as TTEC’s independent registered public accounting firm in 2025. The Audit Committee of the Board determined that the current audit team, supported by PwC’s partners experienced with TTEC business in key countries where TTEC has material operations, and other PwC subject matter experts, have the appropriate level of professional expertise to oversee the completion of the TTEC annual independent audit. Although the Audit Committee of the Board has the sole authority to appoint the independent auditor, the Audit Committee of the Board continues its long-standing practice of recommending that the Board ask the stockholders to ratify the appointment of the independent auditor.

In accordance with its charter, the Audit Committee of the Board has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2026 and recommends to the stockholders that they ratify this appointment. If the appointment is not ratified by our stockholders, the Audit Committee of the Board may consider whether it should appoint another independent registered public accounting firm. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, where they will have the opportunity to make a statement if desired and be available to respond to stockholders’ questions.

Fees Paid to Accountants

PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since May of 2007. The following table shows the fees for the audit and other services provided by PricewaterhouseCoopers LLP for the years ended December 31, 2025 and 2024 (amounts in thousands).

	2025	2024
Audit fees	$ 4,273	$ 4,939
Audit-related fees	$ -	$ 72
Tax fees	$ -	$ -
All other fees	$ 9	$ 3
Total	$ 4,282	$ 5,014

Audit Fees

This category includes the audit of our annual financial statements; review of financial statements included in our quarterly reports on Form 10-Q; the audit of management’s assessment of the effectiveness of our internal control over financial reporting, as well as the audit of the effectiveness of our internal control over financial reporting included in our 2025 Annual Report on Form 10-K and as required by Section 404 of the Sarbanes-Oxley Act of 2002; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for current and prior years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions, and the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees

This category consists of assurance and related services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” Audit-related fees included accounting consultations and other attestation procedures.

Tax Fees

This category consists of professional services rendered by the independent registered public accounting firm, primarily in connection with our tax planning and compliance activities, including the preparation of tax returns in certain overseas jurisdictions and technical tax advice related to the preparation of tax returns.

All Other Fees

This category consists of professional services related to expatriate services and other nonrecurring miscellaneous services.

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The Audit Committee of the Board has considered whether the independent registered public accounting firm’s provision of non-audit services is compatible with their independence and determined that it is compatible. All of the services provided by PricewaterhouseCoopers LLP were approved by the Audit Committee of the Board pursuant to its policy on pre-approval of audit and permissible non-audit services.

Policy on Audit Committee of the Board Pre-Approval of Audit and Non-Audit Services

All audit and non-audit services provided by PricewaterhouseCoopers LLP to us must be permissible under Section 10A of the Exchange Act and must be pre-approved in advance by the Audit Committee of the Board. The Audit Committee of the Board has delegated to the Chair of the Audit Committee of the Board the authority to pre-approve non-audit service projects with a total cost of up to $200,000 per fiscal year. However, if the Chair of the Audit Committee pre-approves services, the services may be performed but must be ratified by the Audit Committee of the Board at the next scheduled meeting. In accordance with this policy, the Audit Committee of the Board pre-approved all services performed and to be performed by PricewaterhouseCoopers LLP.

Required Vote

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026 requires the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of PricewaterhouseCoopers LLP.

Recommendation of the Board and the Audit Committee

Our Board and the Audit Committee of the Board recommend that you vote “FOR” Proposal No. 2.

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PROPOSAL NO. 3: APPROVE AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the rules of the SEC, our stockholders are asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers. To provide stockholders with the information necessary to express their view about our executive compensation, we included detailed information about the composition, design and effectiveness of our executive compensation program in the section entitled Executive and Director Compensation of this Proxy Statement.

As further described in the Executive and Director Compensation section of this Proxy Statement, our executive compensation program is designed to attract, motivate and retain a talented, entrepreneurial and creative team of executives who provide leadership for our success in a competitive global market. Our compensation policies and practices are designed based on a pay-for-performance philosophy and are strongly aligned with our stockholders’ long-term interests. We believe that our executive compensation, which emphasizes cash awards aligned with the performance of the Company and long-term equity awards, satisfies this goal. See “Executive and Director Compensation—Executive Compensation” below for information on key components of our executive compensation and read the entire Executive and Director Compensation section of this Proxy Statement for details about our compensation philosophy and how it is achieved.

We are asking our stockholders to indicate their support of our named executive officer compensation as described in this Proxy Statement. This proposal (commonly known as a “Say-on-Pay” proposal) gives our stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

It is important to note that this vote is advisory, which means that the vote is not binding on us, our Board of Directors or the Compensation Committee of the Board. We value the opinions expressed by our stockholders and our Board, together with the Compensation Committee of the Board, will take the results of the vote into account in future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE FOLLOWING RESOLUTION:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related narrative discussion.”

At the Annual Meeting held in May 2023, our stockholders approved our executive compensation with a vote of 99%. Except as otherwise discussed in the Executive and Director Compensation section of this Proxy Statement, in light of the stockholder support, the Compensation Committee of the Board made no significant changes to the overall design of our compensation program during 2025.

Required Vote

Proposal No. 3 is advisory and non-binding and being provided as required by Section 14A of the Exchange Act but we will consider stockholders to have approved the compensation of our named executive officers if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

Recommendation of the Board

Our Board recommends that you vote “FOR” Proposal No. 3.

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PROPOSAL NO. 4: Approval of the Redomestication of the Company from Delaware to Texas by Conversion

Introduction

The Board recommends that TTEC stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) and approve the resolutions of the Board approving the redomestication attached as Annex A to this Proxy Statement (the “Board Resolutions”), as more fully described in this Proposal Four. The Board determined that the redomestication is in the best interests of the Company and its stockholders. The Company refers to the proposed redomestication of the Delaware Corporation by way of a conversion into the Texas Corporation as the “Texas Redomestication” and the proposal as the “Texas Redomestication Proposal.”

The Company is not the first public company to consider redomiciling from Delaware to another jurisdiction. Other public companies that have redomiciled during the last two years or that have pending redomestication proposals include ArcBest Corporation, Coinbase Global, Inc., Dillard’s, Inc., Dropbox, Inc., Eightco Holdings Inc., EquipmentShare.com Inc, eXp World Holdings, Inc., Simon Property Group, Inc., Tesla, Inc., Texas Capital Bancshares, Inc., The Trade Desk, Inc., and Tripadvisor, Inc. In addition, Exxon Mobil Corporation recently proposed redomiciling from New Jersey to Texas. Other prominent companies incorporated in Texas include AMERISAFE, Inc., Atmos Energy Corporation, Camden Property Trust, CenterPoint Energy, Inc., Rush Enterprises, Inc., Service Corporation International, Southwest Airlines Co., and Space Exploration Technology Corporation (SpaceX).

Reasons for the Texas Redomestication

The Board’s determination that the Texas Redomestication is in the best interests of the Company and its stockholders, and the Board’s decision to recommend that the Company’s stockholders vote to approve the Texas Redomestication, were the result of deliberations and consideration, including evaluation by the Company’s fully independent Nominating and Governance Committee (the “Nom and Gov Committee”) and discussions with management and legal counsel. The following is a summary of the key reasons why the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders and requests that stockholders approve the Texas Redomestication Proposal.

Strong Operational Nexus to Texas

TTEC’s proposal to change its state of incorporation from Delaware to Texas aligns the Company’s legal framework with its decision last year to move its principal place of business and principal executive offices to Austin, Texas, and provides a tighter alignment among its identity, legal regime, and regulatory environment, which can streamline governance and reduce friction in interactions with state regulators, courts, and business partners. The Board believes the change may also enhance long-term stockholder value by providing a clearer and more business-supportive governance environment.

Texas has been an important part of TTEC’s operations for decades. As previously disclosed, in 2024, the Company made an important business decision to move away from a traditional centralized headquarters model to a distributed management model where key executives are located closer to the clients and businesses they serve. With that decision, TTEC disposed of its headquarters building in Englewood, Colorado and designated Austin, Texas as its principal place of business, selecting the state in part because the Company has thousands of employees located in Texas – more than in any other jurisdiction in the United States. In addition, the Company’s business in the state, including its business with Texas government agencies, is growing, and its Digital business segment is already domiciled in Texas. Another important reason for the redomestication decision is that the Company and its Board of Directors believe that Texas provides access to a business-friendly environment, a strong economy, a skilled workforce, and dynamic technology and innovation hubs. With TTEC executive management team widely distributed across the United States and abroad, Texas offers an added benefit of a central location convenient for members of management and the Board to conduct periodic strategy meetings, planning sessions, and client engagements. The proposed redomestication would further these purposes. Becoming a Texas corporation would send a strong signal of the Company’s commitment to Texas, its communities, and Texas-based clients that are important to the Company’s future.

By comparison, the Company has no operations in Delaware, no clients in Delaware, no facilities in the state, fewer than 20 employees there, and no plans to expand its operations. Delaware was originally chosen as the Company’s state of incorporation because of its legal framework, which the Board no longer believes is best suited for the Company’s needs. The Board believes there is strategic value in unifying the Company’s legal jurisdiction and its principal place of business in a single state that the Board believes will align with the Company’s positioning as a technology-enabled customer experience leader.

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May Reduce the Potential for Opportunistic and Frivolous Litigation

The Texas Redomestication may reduce the potential for opportunistic and frivolous litigation against the Company, its subsidiaries and their directors and officers. The Board and management believe that the recent amendments to the Texas Business Organizations Code (the “TBOC”) in 2025 (the “Texas Law Amendments”), which are further described below, reduce litigation risk and related costs and allow boards and management teams of public companies such as the Company to focus more of their time and capital on creating value for stockholders.

The Texas Law Amendments included Texas Senate Bill 29, effective May 14, 2025, which expressly codifies the business judgment rule for publicly traded Texas corporations, creating statutory presumptions that, when making business decisions, directors and officers act in good faith, on an informed basis, in the best interests of the corporation, and in compliance with the entity’s governing documents. This codification would, if the Texas Redomestication is approved, give the Company and its shareholders greater certainty about how courts will review board decisions, replacing open-ended standards with clear rules that discourage after-the-fact attacks on good faith judgments. Although codifying the business judgment rule may lower the volume of shareholder litigation over business decisions, it does not eliminate liability for fraud, intentional misconduct, knowing legal violations or ultra vires acts. A plaintiff asserting breach of any fiduciary duty must now both rebut at least one of those presumptions and plead and prove that the breach involved fraud, intentional misconduct, a knowing violation of law or an ultra vires act. The Board and management believe that the Texas Law Amendments will result in fewer cases and more decisions resolved at the motion to dismiss or summary judgment stage rather than through extended litigation.

For Texas corporations and their insurers that provide directors’ and officers’ coverage, this greater predictability can reduce defense costs, settlement pressure, and the need to constantly account for the risk of costly legal fees related to unwarranted litigation.

The Texas Law Amendments also permit Texas corporations to adopt tailored limitations on derivative suits, including a reasonable minimum ownership threshold (up to three percent (3%) of outstanding shares) and structured demand processes, that help screen out low-merit litigation while preserving robust remedies for genuine misconduct. Although Delaware derivative standing requires contemporaneous and continuous ownership of shares, it does not impose any minimum ownership percentage. As described below in “Comparison of Stockholder Rights under Delaware Law and Texas Law,” the proposed Certificate of Formation of the Texas Corporation in the form appended to this Proxy Statement as Annex C (the “Texas Certificate of Formation”) includes an ownership threshold of three percent (3%) of the Company’s outstanding shares that must be held by a plaintiff or group of plaintiffs to initiate a derivative claim, which the Board believes will reduce the potential for opportunistic and frivolous litigation by limiting the ability of persons with a limited economic interest in the Company to bring claims that do not materially benefit shareholders as a whole.

Texas also defers to the decision of an independent board committee or panel of independent person(s) concerning whether a derivative action is in the best interests of the corporation. In addition, shareholders in Texas corporations may not use books and records demands, which can be costly and distracting to management, in connection with an active derivative proceeding.

The Texas Law Amendments also prohibit attorney fee awards in “disclosure-only” settlements that are routinely sought in public merger transactions, which is expected to discourage certain members of the plaintiffs’ bar from filing increasingly common and frequently meritless “reflex suits” claiming inadequate disclosure.

Further, Texas law now allows corporations to establish in their certificate of formation or bylaws an exclusive forum for proceedings related to “internal entity claims,” as defined in the TBOC, and to adopt advance jury trial waivers, further improving predictability, reducing duplicative multi-forum litigation risk, and potentially lowering the cost of resolving governance disputes for the benefit of all shareholders. The Company believes that establishing an exclusive forum in the Texas Business Court and implementing a waiver of jury trial provision could reduce its future costs of litigation by limiting the locale of such proceedings and eliminating jury trials of internal entity claims. The Company has included an exclusive forum provision and a waiver of jury trial in the proposed Texas Certificate of Formation.

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Cost Savings for the Company

The Company’s current status as a Delaware corporation requires it to pay significant franchise tax in Delaware, despite its principal place of business and most of its employees being physically located elsewhere, and despite the fact that its business interests are broadly distributed across the United States and it generates almost no revenue in Delaware. For the most recent franchise tax period, the Company paid approximately $250,050 in franchise taxes to the State of Delaware, future payments of which will no longer be required if the Texas Redomestication is completed. Texas does not have a comparable annual tax burden based on outstanding equity. If the Company redomesticates to Texas, its tax obligations in Texas will not change, because Texas franchise taxes are based solely on revenue generated in Texas, and the state does not impose additional taxes on companies for being incorporated there. As a result, the Company’s overall tax burden will be reduced.

Preserves and Enhances Stockholder Rights

The Board and its fully independent Nom and Gov Committee expressly considered stockholders’ rights under Delaware law and Texas law and believe that the economic and voting rights of stockholders would, on balance, be reasonably comparable as a result of the proposed Texas Redomestication (see the section “Comparison of Stockholder Rights under Delaware Law and Texas Law” below for the Company’s summary of certain differences between Delaware law and Texas law). For example, both Delaware and Texas allow similar rules on the removal of directors with or without cause, voting thresholds for charter and bylaw amendments, blank check preferred stock, stock buybacks, distribution of dividends, and appraisal rights for certain corporate actions.

The Texas Certificate of Formation and the proposed Bylaws of the Texas Corporation in the form appended to this Proxy Statement as Annex D (the “Texas Bylaws” and, together with the Texas Certificate of Formation, the “Texas Governing Documents”) have been drafted with an intent to reflect generally the current Restated Certificate of Incorporation of the Company (as amended, the “Delaware Charter”) and the current Amended and Restated Bylaws of the Company (as amended, the “Delaware Bylaws”) and generally to retain comparable stockholder economic and voting rights to the extent the Board deemed appropriate.

Under the TBOC, certain Texas corporations including the Company may prohibit shareholders from including proposals on the corporation’s proxy unless they have held more than the lesser of (1) $1,000,000 of stock or (2) at least 3% of the corporation’s voting shares, for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting, among other requirements. These thresholds greatly exceed the thresholds that currently apply to the Company’s stockholders under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To preserve shareholder rights, the Company chose not to “opt in” to this provision of the TBOC.

The proposed Texas Certificate of Formation provides certain additional shareholder rights as statutory requirements under the TBOC that the Board considers as beneficial to stockholders. Under the TBOC, special meetings may be called by, among others, shareholders holding the percentage of shares specified in the certificate of formation. Although the TBOC permits the Texas Bylaws to impose a threshold as high as 50%, the Company chose to impose a threshold of 25% to provide a meaningful enhancement in shareholder rights. The Texas Bylaws also incorporate, among other things, enhancements to the existing procedural mechanics for shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) at shareholder meetings.

Provides Corporate Flexibility

The Board considered that Texas, unlike Delaware, has statutory provisions that would allow (but not require) the Company’s directors and officers to broadly consider the Company’s short-term and long-term interests, including a social, charitable, or environmental purpose, in exercising their fiduciary duties. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances merely require directors to seek to maximize the corporation's value for the long-term benefit of stockholders, unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that our directors may consider the interests of constituents other than the stockholders in their decisions. We believe, however, that this flexibility afforded under Texas law would benefit the Company and its stockholders in the long term, because it would provide agility for strategic corporate actions, and it aligns well with the Company’s commitment to impact mindful sustainable growth.

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Reflects Texas’s Competitive Position with Delaware with respect to Corporation Law and the Benefits of Recent TBOC Amendments

The Board considered Texas’s statute-focused approach to corporate law and other merits of Texas law in determining that Texas’s approach is likely to foster more predictability than Delaware’s case-law based approach. Among other things, the Texas Law Amendments to the TBOC provide greater certainty about the standard to which directors and officers are held in fiduciary duty actions, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making.

Additionally, Texas recently established the Texas Business Court to preside over certain corporate and commercial claims, analogous to Delaware’s Court of Chancery. The recent Texas Law Amendments permit the selection of Texas courts, including the Texas Business Court, as the exclusive forum for internal entity claims.

In sum, the Board believes that redomestication to Texas will align the Company’s corporate domicile with the state where its management is situated and would couple stronger protection for good faith decision-making with remedies reserved for genuine misconduct, positioning the Company to compete more effectively, attract and retain high-caliber directors and executives, and deliver durable value for its shareholders. The Board considered the increasingly litigious environment in Delaware and its potential to cause unnecessary distraction to the Company’s directors and management team. The Board believes that redomestication to Texas may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits. Redomestication also will reduce franchise taxes and may also result in reduced legal and related costs for the Company and its shareholders, who bear the defense costs for corporate litigation through attorneys’ fees, indemnification obligations and increased insurance premiums.

Overview of Principal Differences and Similarities

The following table summarizes the principal differences and similarities of stockholder rights, governance features and other attributes of the existing Delaware Corporation as compared to the proposed Texas Corporation after the redomestication. This summary is subject to the actual provisions of Delaware and Texas law and the applicable provisions of the Delaware Charter and the Delaware Bylaws and the proposed Texas Certificate of Formation and the Texas Bylaws, described elsewhere in this Proxy Statement.

See “Comparison of Stockholder Rights under Delaware Law and Texas Law” and “Comparison of Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below.

Feature	Existing Delaware Corporation	Proposed Texas Corporation
One vote per share	√	√
Right of 25% of stockholders to call special meeting	None	√
Right of stockholders to act via written consent	√	√
Right to elect and remove directors	√	√
No “Poison Pill”	√	√
Majority vote to amend charter documents	√	√
Majority vote to approve fundamental transactions	√	√
Directors have fiduciary duties	√	√
Directors protected by business judgment rule	√	√
Indemnification of directors and officers	√	√
Limitation of liability of directors	√	√
Limitation of liability of officers	None	√
Ability to issue blank check preferred	√	√
Delaware franchise tax	√	None
Advance notice for stockholders to nominate directors	√	√
Advance notice for stockholders to propose matters for vote	√	√
Threshold ownership to submit SEC Rule 14a-8 stockholder proposals	None	None
Stockholder inspection of corporate books and records	√	√
Waiver of jury trial in internal affairs actions	N/A	√
Exclusive forum for certain proceedings	√	√
Threshold ownership to institute derivative actions	1 share	3%

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Principal Terms of the Texas Redomestication

The Texas Redomestication, if approved by stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law, as amended (the “DGCL”), and Title 1, Chapter 10, Subchapter C of the TBOC, as set forth in the plan of conversion included as Annex B to this Proxy Statement (the “Plan of Conversion”). Assuming approval by the stockholders, to accomplish the Texas Redomestication, the Company will file with the Secretary of State of the State of Delaware a Certificate of Conversion (the “Delaware Certificate of Conversion”), and will file with the Secretary of State of the State of Texas (i) a Certificate of Conversion (the “Texas Certificate of Conversion”), and (ii) the Texas Certificate of Formation, which will govern the converted entity as a Texas corporation. In addition, the Board has adopted the Texas Bylaws for the converted entity, subject to stockholder approval of the Texas Redomestication Proposal.

Approval of this Proposal Four, the Texas Redomestication Proposal, will constitute approval of the Board Resolutions, the Plan of Conversion, the Texas Certificate of Formation and the Texas Bylaws.

Through the adoption of the Plan of Conversion, upon the consummation of the Texas Redomestication:

•	The Company will continue in existence as a Texas corporation and will continue to operate the Company’s business under the current name, “TTEC Holdings, Inc.”
•	The internal affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law, although Delaware law will continue to govern with respect to acts taken by the Company prior to conversion. See “Comparison of Stockholder Rights under Delaware Law and Texas Law” below.
•	The Company will cease to be governed by its existing charter and bylaws and will be instead subject to the provisions of the Texas Certificate of Formation and the Texas Bylaws. See “Comparison of Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below.
•	The Texas Redomestication will not directly result in any change in business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs and fees related to the Texas Redomestication).
•	Each outstanding share of the Company’s common stock, par value $0.01 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion.
•	Stockholders will not need to exchange their existing stock certificates for new stock certificates.
•	Each outstanding restricted stock unit or other right to acquire shares of Delaware Corporation Common Stock will continue in existence and automatically become a restricted stock unit or other right to acquire an equal number of shares, respectively, of the Texas Corporation Common Stock under the same terms and conditions.
•	The Company’s common stock will continue to be traded on The Nasdaq Stock Market under the symbol “TTEC.” The Company does not expect any interruption in the trading of its common stock as a result of the Texas Redomestication.

If stockholders approve the Texas Redomestication, the Company anticipates that the Texas Redomestication will become effective on or around May 28, 2026 (the “Effective Time”).

In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware, and any other states where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, the Company may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, seeking to prevent the Texas Redomestication.

The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that such delay, termination or abandonment would be in the best interests of the Company and its stockholders, as the case may be.

The Board Resolutions are included as Annex A to this Proxy Statement.

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The Evaluation of the Proposal by the Board

The TTEC Board and management have been considering the business merits of possible redomestication since 2016, as part of the Company’s broader consideration of how it can best support its strategic goals, serve its global clients, and position itself for future success. More recently, the Board’s evaluation of a potential redomestication included deliberation and discussion of the advantages and disadvantages of changing the jurisdiction of incorporation at meetings of the Board in December 2023 and February 2024. The Board, both before and after those meetings, explored the business merits of redomestication while also considering the evolving realities of Delaware law and its apparent hostility to controlled companies at the time. The Board at that stage concluded that, while redomestication was in the best interests of TTEC and its stockholders from a business perspective, the uncertainties in Delaware law, the courts apparent hostility to controlled companies’ efforts to redomesticate out of Delaware at the time, and other factors weighed in favor of delaying any action. The Board directed management to continue monitoring developments in Delaware corporate law and to keep the Board advised on relevant issues and developments.

The Board revisited the issue of redomestication at a September 25, 2025 meeting. Among other matters, the Board reviewed recent changes in Delaware law which attempted to provide enhanced clarity regarding the process for addressing transactions involving a controlling stockholder. The Board discussed the relative merits of Texas and Nevada as possible redomestication jurisdictions, whether it would be best to effect the redomestication by action by written consent of the Company’s controlling stockholder or by putting the redomestication before stockholders for a vote, whether the Company should effect the redomestication by conversion or by merger, and the ideal timing for the redomestication. The Board identified additional issues to be considered before a final decision was made, and delegated to its fully independent Nominating and Governance Committee the authority to undertake a more in-depth review and evaluation of the foregoing.

The Board considered the issue again at a February 18, 2026 meeting, received feedback from the Nominating and Governance Committee, determined that the issue continued to be important to TTEC and its business evolution, and asked the Nominating and Governance Committee to aim to make a final recommendation to the Board before the proxy materials were finalized for the 2026 Annual Meeting.

The Nominating and Governance Committee met on March 18, 2026, to make a final recommendation to the Board based on recent deliberations, materials provided by various legal advisors, and the Committee’s many years of prior consideration of redomestication. In particular, the Nominating and Governance Committee reviewed and considered the timeline and process for redomestication, a comparison of key provisions of Delaware, Nevada and Texas law, and the impact of recently adopted legislation in Texas. After deliberations and input from legal counsel, the Nominating and Governance Committee determined that redomestication continued to be in the best interests of the Company and its stockholders and that redomestication to Texas was particularly aligned with the Company’s long-term objectives. The Nominating and Governance Committee also determined that putting the potential redomestication before the Company’s stockholders for a vote, rather than proceeding by written consent of the Company’s controlling stockholder, was the best course of action.

At the March 30, 2026 meeting, the Board met again to discuss the redomestication, and to consider the full recommendations of the Nominating and Governance Committee. It sought feedback from Mr. Tuchman, the Company’s Chairman and CEO about his view on the relative merits of redomestication to Texas and his support for such redomestication. The Board also received additional briefings from the Company’s chief legal officer, the Company’s counsel in Delaware and Texas, and the Company’s SEC counsel and discussed the differences in corporate law and court practice in Delaware and Texas. It further considered the rationales for and against redomestication. After further consideration, the Board concluded that Texas’s statute-focused approach and the business acumen of its business courts would likely foster more predictability than Delaware's common-law approach, and that the predictability could be an important competitive advantage for the Company in a time of AI-fueled rapid business transformation in the technology-enabled customer experience industry.

In addition, the Board considered several other factors in its deliberations, including but not limited to the Company's geographical and business ties to Texas, the stockholder litigation in Delaware that is often frivolous and expensive, the recurring franchise tax liability in Delaware, and the perceived favorable business environment in Texas compared with Delaware. The Board also reviewed the Texas Governing Documents, the Plan of Conversion, and the draft proxy statement and related disclosures to be submitted to stockholders at the 2026 Annual Meeting (collectively, the “Redomestication Documents”).

After discussion and consideration, the Board members determined that redomestication to Texas was in the best interests of the Company and its stockholders, and approved the Texas redomestication, including the Redomestication Documents, subject to approval by the Company’s stockholders.

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Recommendation of the Board

Upon the recommendation of its fully independent Nominating and Governance Committee, the Board adopted the Board Resolutions supporting redomestication to Texas and directed management that the Texas Redomestication be submitted for stockholder consideration at the 2026 Annual Meeting. Pursuant to Section 266 of the DGCL, the Board Resolutions are hereby submitted for adoption by the stockholders of the Company. The Board recommends that the Company’s stockholders approve the Board Resolutions, adopt the Plan of Conversion and approve the conversion of the Company from a Delaware Corporation to a Texas Corporation.

Potential Risks and Disadvantages of the Texas Redomestication

The Board and its Nom and Gov Committee also considered the following uncertainties, risks, disadvantages and potentially countervailing factors in their deliberations concerning the Texas Redomestication, which are not intended to be exhaustive and are not presented in any relative order of importance.

Possibility that Benefits Will Not be Realized

Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, the Texas Redomestication may not result in all or any of the expected benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Texas law or the application of Texas law to the internal affairs of the Company. For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Stockholder Rights under Delaware Law and Texas Law” below.

Delaware Exit Considerations and Risks Relating to the Board

Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, and that recent Delaware case law can help inform and protect the Board’s decisions to redomesticate the Company in Texas, it is possible that certain stockholders may file litigation against the Company in connection with the Texas Redomestication. If such litigation is filed, a court may find that the Texas Redomestication is not fair to stockholders, even if stockholders approve the Texas Redomestication Proposal, and it may find that the process employed by the Board was not adequate or fair. Litigation relating to the Texas Redomestication, regardless of merit, may cause the Company to incur significant expense, distraction and time. Further, if a court determines that claims brought in such litigation are meritorious, the Company may be required to pay substantial monetary damages.

Loss of Extensive Delaware Case Law and Well-Established Court System

The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts with an extensive body of case law. The trials in Delaware are held before expert corporate law judges without a jury. Delaware statutory law is regularly updated by the legislature. The newly created Texas Business Court is already hearing cases but will need time to develop reputationally and build a body of case law that provides comparable levels of guidance to directors and officers but may also reference Delaware and other states’ precedent on cases or instances of first impression.

Certain Differences in Texas Law and Potential Criticism by Stockholders

The Company may face criticism over its decision to reincorporate in Texas from stockholders or advisory services such as ISS or Glass Lewis, who may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally hold a preference for Delaware incorporation.

Redomestication to Texas puts certain limitations on stockholder derivative lawsuits. Unlike Delaware, Texas limits derivative proceedings by requiring a demand on the corporation (whereas, in Delaware, a stockholder can bring a derivative proceeding without first making a litigation demand on the corporation’s board if the stockholder can adequately allege demand futility). Under Texas law, absent an issue with the independence and disinterestedness of the directors making the decision, the good faith of the inquiry and review, or the reasonableness of the procedures implemented, the board’s decision regarding how to proceed with allegations in a derivative action is binding on Texas courts. In addition, the Texas Certificate of Formation requires a 3% share ownership threshold for the initiation of derivative proceedings, as permitted by the TBOC (see the section “Comparison of Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws” below). Lastly, shareholders in Texas may not use books and records demands in connection with an active derivative proceeding and must instead use a regular discovery process to gain access to materials to support their claims.

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Although the Board determined that the rights of stockholders under the DGCL and the TBOC are reasonably comparable, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of the Company’s stockholders. Please see the Company’s summary below of certain differences in the section entitled “Comparison of Stockholder Rights under Delaware Law and Texas Law.” For instance, as further explained in the Company’s summary below, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of the Company’s shorter-term stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Texas Redomestication.

Further, the TBOC expressly provides that it does not prohibit directors or officers from considering, approving or taking an action that promotes or has the effect of promoting a social, charitable or environmental purpose. Under Delaware law, on the other hand, while there is no express statutory authority to consider such purposes, fiduciary duties under Delaware law permit directors to only promote social, charitable, environmental or other purposes if doing so serves the ultimate purpose of long-term stockholder value maximization, unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that the Company’s directors may consider the interests of other constituents without regard to shareholder value maximization.

Finally, the TBOC allows us to prohibit shareholders from including proposals on the corporation’s proxy unless they have held more than the lesser of (1) $1,000,000 of stock or (2) at least 3% of the corporation’s voting shares, for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting, among other requirements. These thresholds greatly exceed the thresholds that currently apply to the Company’s stockholders under Rule 14a-8 under the Exchange Act. To preserve shareholder rights, the Company chose not to “opt in” to this provision of the TBOC but may choose to do so in the future. In the event we elect to opt in to this provision of the TBOC, certain stockholders that would have been eligible to submit a proposal under Rule 14a-8 may be ineligible under such a provision.

Notwithstanding the conclusions of the Board with respect to the Texas Redomestication Proposal, it is nevertheless possible that familiarity with Delaware courts and perceptions regarding the breadth and stability of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates. It is possible that these external perceptions regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on the Company’s business.

Transaction Costs

The Company will also incur certain non-recurring costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. As noted above, the Company may face legal challenges in connection with the Texas Redomestication, and the Company may also face scrutiny from investors, other stakeholders, and the media. The Company believes that a majority of these costs have already been incurred or will be incurred by the submission of the Texas Redomestication Proposal to stockholders regardless of whether the Texas Redomestication is ultimately completed, except for any litigation-related expenses that may arise, which the Company cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Redomestication. However, going forward the Company anticipates annual estimated Delaware franchise tax savings of approximately $250,050 as a result of the Texas Redomestication.

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Comparison of Delaware Charter and Bylaws and Texas Certificate of Formation and Bylaws

A summary comparison of the Delaware Charter and the proposed Texas Certificate of Formation is shown below:

Issue	Delaware Charter	Texas Certificate of Formation
Stockholder Voting Threshold (Acts requiring stockholder approval by a majority or more of voting stock)	Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions including, without limitation, mergers, conversions, sales of substantially all assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold. The current Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.	Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold. The proposed Texas Certificate of Formation contains language setting the default voting thresholds at a majority of the outstanding shares entitled to vote thereon, in order to mirror the DGCL and the absence of special provisions in the Delaware Charter.
Cumulative Voting	Under the DGCL, cumulative voting for the election of directors is allowed only as provided in the corporation’s certificate of incorporation. The current Delaware Charter does not provide for cumulative voting for the election of directors.	Under the TBOC, in order to vote cumulatively in a board of directors election, cumulative voting must be authorized by the certificate of formation. The proposed Texas Certificate of Formation provides that shareholders do not have a right to cumulative voting.
Board of Directors Vacancies

Under the DGCL, unless otherwise provided in the governing documents, vacancies on the board of directors can only be filled by vote of a majority of the remaining members of the board of directors or by a sole remaining director, and not by the stockholders.

The Delaware Charter does not contain any provisions regarding filling of vacancies on the Board. However, the Delaware Bylaws do contain provisions regarding the filling of vacancies on the Board (See discussion of the Delaware Bylaws below).

The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares of stock. Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting (or special meeting called to elect directors).

The proposed Texas Certificate of Formation provides that director vacancies may be filled in any manner permitted by the TBOC and the Texas Bylaws, in each case to the extent permitted by the TBOC. (See discussion of the Texas Bylaws below.)

Director and Officer Liability

The Delaware Charter eliminates the personal liability of directors for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL.

The DGCL was amended in 2022 to allow for officer exculpation. However, the Company has not yet proposed an amendment to the Delaware Charter to include an officer exculpation provision.

The proposed Texas Certificate of Formation eliminates the personal liability of directors and officers for monetary damages for any breach of fiduciary duties as a director or officer, as applicable, to the fullest extent permitted by the TBOC.
Action by Written Consent

Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act by written consent in lieu of meeting if one or more written consents setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by the DGCL. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.

The Delaware Charter does not contain any provisions regarding stockholder action by written consent. However, the Delaware Bylaws do contain provisions regarding stockholder action by less than unanimous written consent (See discussion of the Delaware Bylaws below).

Under the TBOC, unless a lower threshold is included in the certificate of incorporation, shareholders have the right to act by unanimous written consent in lieu of a meeting. A provision in the certificate of formation may authorize approval by less than unanimous consent. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

The proposed Texas Certificate of Formation provides that shareholders may act by written consent in lieu of a meeting if consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon at a meeting. This formulation most closely aligns with the provisions of the current Delaware Bylaws.

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Issue	Delaware Charter	Texas Certificate of Formation
Calling of Special Stockholder Meetings

Under the DGCL, special meetings may be called by the board of directors or such other person or persons as may be authorized in the certificate of incorporation or the bylaws.

The Delaware Charter does not contain any provisions regarding the calling of special meetings. However, the Delaware Bylaws do contain provisions regarding the calling of special meetings (See discussion of the Delaware Bylaws below).

Under the TBOC, special meetings may be called by the president, the board of directors, or any other person authorized to call special meetings by the company’s governing documents, and shareholders holding the percentage of shares specified in the certificate of formation (not to exceed 50% of shares entitled to vote). The proposed Texas Certificate of Formation provides that special meetings of shareholders may be called by the Board, the chairperson of the Board, the chief executive officer, the president, or by shareholders holding at least 25% of the shares entitled to vote on the proposed action of such meeting. This requirement provides enhanced shareholder rights compared with the provisions in the current Delaware Bylaws.
Indemnification	The Delaware Charter authorizes the indemnification of directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time, and includes provisions regarding the procedures for seeking indemnification, advancement of expenses, insurance and non-exclusivity of rights.	The proposed Texas Certificate of Formation authorizes the indemnification of directors, officers and other persons to the fullest extent permitted by Texas law as it exists or may be amended from time to time. Detailed procedural rules and related provisions are included in the proposed Texas Bylaws (See discussion of the Texas Bylaws below).
Required Ownership to Institute a Derivative Proceeding	The Delaware Charter does not contain any provisions relating to a threshold for individual stockholders or groups of stockholders to institute or maintain a derivative proceeding.

Under the TBOC, public Texas corporations may adopt a minimum share ownership percentage for individual shareholders or groups of shareholders to own in order to institute or maintain a derivative proceeding. The threshold may not exceed 3% of a corporation’s outstanding shares.

The proposed Texas Certificate of Formation includes a 3% threshold for individual shareholders or groups of shareholders to institute or maintain a derivative proceeding.

Waiver of Jury Trial	Neither the Delaware Charter nor the Delaware Bylaws contain any provisions relating to a waiver of jury trial. Jury trials are generally not available in the Delaware Court of Chancery, which is the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. The Texas Law Amendments allow a corporation to include a waiver of jury trial in its governing documents for proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC, and that such waiver will constitute an intentional consent to waiver if enforced against a party approving the charter or bylaws, or acquiring a security after such provisions are adopted, continuing to hold a security of a public company after such provisions are adopted, or by other methods permitted under law.

The proposed Texas Certificate of Formation includes a provision providing for a waiver of jury trial in proceedings arising out of, or relating to, any “internal entity claim,” as defined in the TBOC and to the fullest extent permitted by applicable law, any other legal action, proceeding, cause of action or counterclaim within the scope of the exclusive forum provision described below.

Exclusive Forum

Under the DGCL, a corporation may include provisions in its governing documents relating to the exclusive forum for certain proceedings.

The current Delaware Charter does not contain any exclusive forum provision. The current Delaware Bylaws provide that the exclusive forum for certain matters relating to the internal affairs of the corporation and other matters shall be a state court located within the State of Delaware or the federal district court for the District of Delaware.

Under the TBOC and the Texas Law Amendments, a corporation may include provisions in its bylaws relating to the exclusive forum for certain proceedings.

The proposed Texas Certificate of Formation provides that the sole and exclusive forum for certain matters relating to the internal affairs of the corporation and other matters shall be, first, the Business Court in the Third Business Court Division of the State of Texas (which Division includes the county of the Company’s Texas corporate headquarters (Austin)), unless such court lacks jurisdiction, in which case the exclusive forum shall be the federal district court for the Western District of Texas, Austin Division.

The exclusive forum provision in the proposed Texas Certificate of Formation explicitly states that it shall not apply to any direct claims under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Comparisons of the Delaware Bylaws and the proposed Texas Bylaws are as follows:

Issue	Delaware Bylaws	Texas Bylaws
Board of Directors Vacancies	The current Delaware Bylaws provide that vacancies on the Board can only be filled by vote of a majority of the remaining members of the Board or by a sole remaining director, and not by stockholders.	The proposed Texas Bylaws provide that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC. See discussion of the TBOC provisions relating to the filling of vacancies under Board of Directors Vacancies, above).
Action by Written Consent	The current Delaware Bylaws authorize stockholder action by written consent if consents are executed by the number of holders that would be sufficient to take the required action at a meeting.	Consistent with the provisions of the proposed Texas Certificate of Formation, the proposed Texas Bylaws follow the Delaware Bylaws and authorize stockholder action by written consent if consents are executed by the number of holders that would be sufficient to take the required action at a meeting.
Calling of Special Stockholder Meetings	The current Delaware Bylaws provide that special stockholder meetings may be called by the Board, the chairperson of the Board, or the chief executive officer. Stockholders do not have the right to call a special meeting.	Under the TBOC, shareholders that own a certain percentage of shares having the right to vote thereat, as specified in the certificate of formation, but not to exceed 50%, are required to have the right to call special shareholder meetings. The proposed Texas Bylaws provide that holders of not less than 25% of shares of stock entitled to vote thereat may call a special meeting of shareholders, consistent with the proposed Texas Certificate of Formation.
Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period.	Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy, and the proposed Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.
Board of Directors Committees	The current Delaware Bylaws provide that each committee shall have the powers and duties as the Board may confer pursuant to the DGCL, the Delaware Charter, and the Delaware Bylaws. Under the DGCL, no committee of directors shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (2) adopt, amend, or repeal bylaws, or (3) unless authorized by a resolution of the board of directors, the certificate of incorporation or the bylaws, declare a dividend or authorize the issuance of stock.

The proposed Texas Bylaws provide that committees of directors shall not have the power or authority to approve or adopt, or recommend to the shareholders any action or matter (other than the election or removal of directors), expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee. Subject to the foregoing, and to the limitations below, to the extent provided in the Texas Governing Documents or a resolution of the Board, a board committee has the authority of the Board.

The proposed Texas Bylaws, by reference to the TBOC, acknowledge that, under the TBOC, a committee of directors is prohibited from taking certain actions. The TBOC provides that a committee of the board of directors may not:
(1) amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;

(2) propose a reduction of stated capital;

(3) approve a plan of merger, share exchange, or conversion of the corporation;

(4) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;
(5) recommend to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination;

(6) amend, alter, or repeal the bylaws or adopt new bylaws;

(7) fill vacancies on the board of directors;

(8) fill vacancies on or designate alternate members of a committee of the board of directors;

(9) fill a vacancy to be filled because of an increase in the number of directors;

(10) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;

(11) set the compensation of the members or alternate members of a committee of the board of directors; or

(12) alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

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Issue	Delaware Bylaws	Texas Bylaws
Single Notice to Multiple Stockholders	The current Delaware Bylaws provide that written notice of every meeting of stockholders shall be given by personal delivery or by mail or by electronic communication to the extent permitted by the DGCL. The DGCL permits the corporation to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. The DGCL further provides that any stockholder who fails to object within 60 days of having been given written notice by the corporation of the intention to send the single notice shall be deemed to have consented to receiving such single notice.	The proposed Texas Bylaws permit the Company to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given and subject to the TBOC. The TBOC does not currently contain provisions specifically allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the corporation to so deliver notice may be limited by the TBOC.
Indemnification

The current Delaware Charter provides that the Company shall indemnify directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time, or any other applicable laws presently or thereafter in effect. The current Delaware Bylaws similarly provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the DGCL.

Under Delaware law, a corporation may indemnify (among others) a director or officer against expenses, judgments, fines and amounts paid in settlement reasonably incurred by the person in connection with a legal proceeding, other than an action by or in the right of the corporation, provided such a director or officer acted in good faith and reasonably believed: (1) that such person’s conduct was in or not opposed to the best interests of the corporation, and (2) in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful.

In connection with an action by or in the right of the corporation against (among others) a director or officer, the corporation may indemnify such director or officer for expenses actually and reasonably incurred in connection with such suit: (1) if such person acted in good faith and a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (2) if such person is found liable to the corporation, only if ordered by a court of law.

The proposed Texas Certificate of Formation authorizes the indemnification of directors and officers to the fullest extent permitted by Texas law as it exists or may be amended from time to time, through provisions in the Texas Bylaws, agreements with such persons, the vote of shareholders or disinterested directors or otherwise. The proposed Texas Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the TBOC.

Under the TBOC, a corporation may indemnify a director or officer against judgments and expenses reasonably incurred by the director or officer in connection with a legal proceeding if the director or officer: (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.

If, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, then indemnification is limited to the reimbursement of reasonable expenses actually incurred. Additionally, no indemnification will be available if a director or officer is found liable for: (1) willful or intentional misconduct, (2) breach of the duty of loyalty, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed to the corporation.

The proposed Texas Bylaws set forth the procedural rules for the mandatory indemnification of directors and officers and the permissive indemnification of others, consistent with the limitations of the TBOC.

Advancement of Expenses	The current Delaware Bylaws provide that expenses incurred by an officer or director in connection with any legal proceedings may be advanced by the Company upon the Company’s receipt of an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification and upon such terms and conditions, if any, as the Board deems appropriate.	Under the TBOC, before a corporation can advance expenses incurred by a director or officer in connection with any legal proceedings, a director or officer is required to provide: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC. These requirements are included in the proposed Texas Bylaws.
Amendments	The current Delaware Bylaws provide that the Bylaws may be amended by the Board or the stockholders.	The proposed Texas Bylaws provide that the Bylaws may be amended by the Board, unless such power is reserved exclusively to shareholders by the Certificate of Formation or the laws of Texas or the shareholders in amending a particular bylaw have expressly provided that the Board may not amend or repeal that bylaw.

42

Comparison of Stockholder Rights under Delaware Law and Texas Law

The rights of the Company’s stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Texas Redomestication, the rights of the Company’s stockholders will be governed by the TBOC, Texas case law, the Texas Certificate of Formation and the Texas Bylaws. The Board has found that the corporate laws of Texas and of Delaware are reasonably comparable, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company.

The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain individual differences that may relate to stockholder’s rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect current and future stockholders. This summary is qualified in its entirety by reference to the DGCL and the TBOC, the Delaware Charter and the Delaware Bylaws, the Texas Certificate of Formation and the Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect stockholders in light of the provisions of the Texas Certificate of Formation and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC. For convenience, the term “governing documents” includes the certificate of incorporation of a Delaware corporation or the certificate of formation of a Texas corporation and the entity’s bylaws.

43

Issue	Delaware	Texas
Fiduciary Duties

In Delaware, fiduciary duties are generally developed by case law.

In general, directors and officers owe fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.

The duty of care requires a director to perform his or her duties with such care as an ordinarily prudent man would use in similar circumstances. The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.

The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.

Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

In Texas, fiduciary duties are generally developed by case law.

Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law) to the corporation.

The duty of loyalty dictates that a corporate officer or director must act in good faith and must not allow his or her personal interest to prevail over the interest of the corporation. The duty of care requires the director to handle his or her duties with such care as an ordinarily prudent person would use under similar circumstances. In performing this obligation, the director must be diligent and informed and exercise honest and unbiased business judgment in pursuit of corporate interests.

Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.

Under the Texas Law Amendments, directors and officers, in exercising their powers with respect to the entity, may (but are not required to) consider the laws and judicial decisions of other states and the practices observed by entities formed in those other states.

Business Judgment Rule

Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (1) the director acted with gross negligence and (2) the certificate of incorporation lacks an applicable exculpation provision.

The Delaware Charter contains an exculpation provision which forecloses personal liability for monetary for duty of care breaches by directors.

Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent, unwise, inexpedient or imprudent if made in good faith and within their discretion in furtherance of the corporation’s interests. Texas courts have typically not imposed liability on disinterested directors unless the conduct involves fraud or an ultra vires act, although Texas case law is not clear as to whether “gross negligence” will support a breach of the duty of loyalty and therefore impose liability. In addition, the proposed Texas Certificate of Formation has an exculpation provision which forecloses personal liability of directors and officers for duty of care breaches, including those involving gross negligence.

The Texas Law Amendments codify the business judgment rule for corporations that (1) have a class of voting shares listed on a national securities exchange or (2) include in their governing documents a statement affirmatively electing to be governed by such section, and establish a presumption that directors and officers of such corporations, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.

As a result, neither a corporation nor any of the corporation ’s shareholders has a cause of action against a director or officer of the corporation as a result of any act or omission in the person’s capacity as a director or officer unless: (1) the claimant rebuts one or more of the statutory presumptions; and (2) it is proven by the claimant that: (A) the director’s or officer’s act or omission constituted a breach of one or more of the person’s duties as a director or officer; and (B) the breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.

The presumptions contained in the Texas Law Amendments (1) are in addition to any legal presumption arising under common law or the TBOC, (2) do not abrogate or lessen any other presumption, defense or privilege under other constitutional, statutory, case or common law in favor of the director or officer, and (3) do not limit the applicability of a provision contained in the certificate of formation limiting monetary liability of a director or officer.

44

Issue	Delaware	Texas
Limitation of Personal Liability of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

Under the TBOC, a Texas corporation is permitted to provide that a managerial official (i.e., a director or officer) is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a managerial official.

The TBOC does not, however, permit any limitation of the liability of a managerial official for: (i) a breach of the duty of loyalty, if any, to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the person receives an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).

Number of Directors	Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the governing documents, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the governing documents.

If the governing documents do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships

Under the DGCL, unless otherwise provided in the governing documents: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (1) or (2) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by the corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors

Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.

Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the governing documents, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

45

Issue	Delaware	Texas
Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the governing documents, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.	Under the TBOC, unless otherwise provided by the governing documents, a written consent stating the action taken and signed by all members of the board of directors is also an act of the board of directors.
Action by Written Consent of Stockholders	Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.	Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.
Special Meetings of the Stockholders	Under the DGCL, the board of directors, or any other one or more persons authorized in the governing documents, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the governing documents for the corporation may provide for such right.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the governing documents;  or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings

Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.

At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the TBOC, unless the governing documents provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision addressing notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

Voting by Proxy	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.
Quorum

Under the DGCL, the governing documents may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

The Delaware Bylaws provide that holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at a meeting thereof, present in person or presented by proxy, constitute a quorum.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Under the proposed Texas Bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders.

46

Issue	Delaware	Texas
Required Vote for Election of Directors

Under the DGCL, in the absence of such specification in the governing documents, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

A bylaw amendment adopted by stockholders that specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Under the TBOC, subject to the following sentence, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

The governing documents may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

Required Vote for Matters Other than the Election of Directors (and as provided below)

Under the DGCL, in the absence of such specification in the governing documents:

(1) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; and

(2) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

Under the TBOC, subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders.

With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the governing documents may provide that the act of the shareholders is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Stockholder Vote for Fundamental Business Transactions	Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.

The proposed Texas Certificate of Formation contains a provision requiring the vote of a majority of the outstanding shares entitled to vote instead of the higher number required by the TBOC.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions

Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.

No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for determining whether assets constitute substantially all of a Delaware corporation’s assets. Only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation is stockholder authorization mandated.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares). No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

47

Issue	Delaware	Texas
Affiliated Business Combinations Statute

Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

Under the TBOC, an “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute.

48

Issue	Delaware	Texas
Interested Party Transaction Approvals

The DGCL provides that certain interested party transactions are not void or voidable solely because the transaction is between a corporation and one or more of its directors or officers, or between the corporation and an entity in which one or more of its directors or officers has a financial interest, or solely because the interested director or officer was present at or participated in the meeting in which the interested transaction was approved if any of the following conditions are satisfied: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

Amendments to the DGCL in 2025 added certain additional safe harbors from liability.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

The TBOC has a procedure for a corporation to obtain a prospective court ruling that special committee members are sufficiently independent and disinterested to consider a particular transaction.

Charter Amendments

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of the corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

The proposed Texas Certificate of Formation contains language setting the default voting threshold at a majority standard.

49

Issue	Delaware	Texas
Bylaw Amendments	Under the DGCL, stockholders entitled to vote have the right to amend, repeal or adopt the bylaws. If the corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.	Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) the certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that particular bylaw.
Dividends and Distributions	Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless the corporation is in receivership or the distribution is made in connection with the winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase

Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.
Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock	The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the authorized capital stock without shareholder approval, and there is no express exception for forward stock splits.

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

50

Issue	Delaware	Texas
Ratification

Under the DGCL, there is a codified ratification process for defective corporate actions.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.

In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective, whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or a division of the Texas Business Court.

Inspection of Books and Records

Under the DGCL, any stockholder may inspect, and make copies and extracts from, a corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that include, without limitation, the governing documents, minutes of board and stockholder meetings, actions by written consent of the board and stockholders, annual financial statements, and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.

The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.

The Delaware Court may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” the Delaware Court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the Delaware Court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.

Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.

Under the TBOC, a shareholder may inspect a corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

If a corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.

A corporation may defend against an inspection action by establishing that the shareholder: (1) has, within the two years preceding the date the action is brought, sold or offered for sale a list of shareholders or of holders of voting trust certificates for shares of the corporation or any other corporation; (2) has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purposes of selling or offering such list for sale; (3) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (4) was not acting in good faith or for a proper purpose in making the request.

The Texas Law Amendments (i) clarify that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibit shareholders from inspecting corporate records related to active or pending derivative suits or litigation involving the corporation as an adversarial party.

51

Issue	Delaware	Texas
Insurance	Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

Under the TBOC, a Texas corporation is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the corporation otherwise would have had the power to indemnify the person against that liability under the TBOC.

Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Limitation of Liability of Stockholders	Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.	Under the TBOC, subject to certain exceptions, a shareholder’s liability is limited to its contributed capital.
Considerations by Directors Permitted by Statute	Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.

Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Texas also has a public benefit corporation statute.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.

The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.

The TBOC permits a Texas corporation to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its managerial officials or owners.

52

Issue	Delaware	Texas
Indemnification of Directors and Officers

Under the DGCL, a corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

Under the TBOC, a corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.

If, however, the person is found liable to the corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses	Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by the DGCL.	A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.
Procedure for Indemnification	Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.	Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.
Mandatory Indemnification	The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.	The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

53

Issue	Delaware	Texas
Indemnification: Persons Covered	Under the DGCL, directors and officers, but not employees and agents, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to officers, employees and agents that it provides for directors.	The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’ s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.
Stockholder Rights Plans	Delaware has no statutory authorization for stockholder rights plans. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.

In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

Selection of Forum

Under the DGCL, a corporation’s governing documents may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which Delaware law confers jurisdiction upon the Delaware Court.

Under the TBOC, the governing documents may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas. Pursuant to the Texas Law Amendments, Texas corporations may specify in their governing documents which court or courts have exclusive jurisdiction of such claims.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Pre-Suit Demand in Derivative Suits	Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; or (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The foregoing waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits	Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

Under the Texas Law Amendments, a public Texas corporation may in its governing documents include a threshold of ownership (not to exceed 3% of outstanding shares) for an individual or group of individuals to institute or maintain a derivative proceeding brought on behalf of the corporation.

Judicial Deference to Derivative Suit Determinations	Delaware does not have an analogous statute. Under Delaware law, a stockholder’s right to bring a derivative suit is a judicially created doctrine.	Under the TBOC, any determination regarding how to proceed with allegations asserted in a derivative proceeding must be made by an affirmative vote of a majority of: (1) all independent and disinterested directors of the corporation, whether or not they constitute a quorum of the board; (2) a committee of one or more independent directors appointed by an affirmative vote of a majority of the independent and disinterested directors, whether or not those directors constitute a quorum of the board; or (3) a panel of one or more independent, disinterested, and qualified individuals appointed by the court upon the corporation’s motion. If the decision-makers described above determine in good faith, after a reasonable inquiry and based on factors they deem appropriate under the circumstances, that continuation of the derivative proceeding is not in the corporation’s best interests, the court shall dismiss the proceeding upon the corporation’s motion.

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Issue	Delaware	Texas
Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.	The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.
Jury Trials	Jury trials are generally not available in the Delaware Court, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.

Under the Texas Law Amendments, a Texas corporation may, in its governing documents, include a waiver of jury trials for internal entity claims, as defined in the TBOC, and that such waiver will constitute a knowing waiver if enforced against a party approving the governing documents or acquiring a security after the adoption of such governing documents, continuing to hold a security of a public company after such governing documents are adopted or by other methods permitted under law.

Dissent and Appraisal Rights

Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation.

However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

Threshold for Stockholder Proposals	Delaware does not have a statutory threshold for submitting stockholder proposals.	A Texas public corporation that is either headquartered in Texas or that is listed on a Texas stock exchange may prohibit shareholders from including proposals on the corporation’s proxy unless they have held more than the lesser of (1) $1,000,000 of stock or (2) at least 3% of the corporation’s voting shares, for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting. The proposing shareholder must also solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

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What Changes After Texas Redomestication?

The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Redomestication, the Company will be governed by the TBOC instead of the DGCL, and the Company will be governed by the Texas Certificate of Formation and the Texas Bylaws. Approval of this Proposal will constitute approval of the Board Resolutions, the Plan of Conversion, the Texas Certificate of Formation and the Texas Bylaws. The current Delaware Charter and the current Delaware Bylaws will no longer be in effect following completion of the Texas Redomestication.

What Doesn’t Change After Texas Redomestication?

Apart from being governed by the Texas Certificate of Formation, the Texas Bylaws and the TBOC, following completion of the Texas Redomestication, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation.

By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if these debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware.

The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred before the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.

No Change in Business, Jobs or Physical Location

The Texas Redomestication will not directly result in any change in business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication). The Company intends to maintain the corporate headquarters in Texas.

The management of the Company, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation. [To the extent that the Texas Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Texas Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Texas. The Texas Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Texas Redomestication, and the Company’s common stock will continue to be listed on The Nasdaq Stock Market and traded under the symbol “TTEC.” The Company will continue to file required periodic reports and other documents with the SEC. The Company does not expect there to be any interruption in the trading of the Company’s common stock as a result of the Texas Redomestication. The Company and its shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as the Company and its stockholders were prior to the Texas Redomestication.

No Material Accounting Implications

The Company expects that the Texas Redomestication will have no effect from an accounting perspective because there is no change in the entity as a result of the conversion. As such, the financial statements of the Delaware Corporation previously filed with the SEC will remain the financial statements of the Texas Corporation following the conversion.

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No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock and stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation. If a stockholder holds physical stock certificates, the stockholder does not have to exchange the existing stock certificates evidencing shares of the Company for stock certificates evidencing shares of the Texas Corporation; however, after the Texas Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Broadridge, Inc. Attn: BCIS Re-Organization Department at P.O. Box 1342, Brentwood, NY 11717-0718 or via a toll free shareholder number 1-877-830-4936.

All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each stock or unit award will be converted to an equivalent award with the same terms issued by the Texas Corporation. Each outstanding option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into an option to purchase an equal number of shares of Texas Corporation Common Stock on the same terms and conditions as in effect immediately prior to the Texas Redomestication.

Certain Federal Income Tax Consequences

The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Texas Redomestication. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Texas Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that stockholder as a capital asset at the time of the Texas Redomestication. Each stockholder’s holding period of the Texas Corporation Common Stock received in the Texas Redomestication will include the holding period of the common stock converted into that Texas Corporation Common Stock provided the shares are held by such stockholder as a capital asset at the time of the Texas Redomestication.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee restricted stock units or otherwise. This Proxy Statement does not address the tax consequences of the Texas Redomestication under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Texas Redomestication under all applicable tax laws.

This discussion is based on the U.S. Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Texas Domestication. Future legislation, regulations, administrative rulings or court decisions may alter the consequences discussed above.

Stockholders should consult their own tax advisor to determine the particular tax consequences to them of the Texas Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Additional Information

Regulatory Matters

In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and the secretary of state of each other state where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, the Company may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, arising from the Texas Redomestication.

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No Appraisal Rights

Under the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Texas Redomestication described in this proposal.

Anti-Takeover Implications

The Texas Redomestication is not being effected to prevent a change of control, nor is it in response to any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law.

Legal Proceedings

The Company does not have any legal proceedings pending in Delaware.

Effect of Not Obtaining the Required Vote for Approval

If the Texas Redomestication Proposal fails to obtain the requisite vote for approval, the Texas Redomestication will not be consummated, and the Company’s domicile will be unchanged by this vote.

Conclusion

After careful review of all of the factors, taken together, the Board, upon the recommendation of its fully independent Nom and Gov Committee, believes that the Texas Redomestication is in the best interests of the Company and all of its stockholders, and the Board recommends that stockholders vote “FOR” the Texas Redomestication Proposal.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote on this proposal.ecommendation of the Board

The Board unanimously recommends that stockholders vote “FOR” approval of the redomestication of the Company from Delaware to Texas by way of conversion

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TTEC EXECUTIVE OFFICERS

Information regarding Kenneth D. Tuchman, Chairman and Chief Executive Officer, is provided under the heading “2025 Board of Directors Members/2026 Director Nominees.”

Kenneth “Kenny” R. Wagers, 54, joined TTEC in 2024 as the Company’s Chief Financial Officer.

Mr. Wagers brings to the role almost 30 years of financial and operational experience with public and private companies.

Prior to joining TTEC, Mr. Wagers served as chief financial officer of Flexport, a global logistics and freight forwarding business from 2021 to 2023; as chief financial officer of FleetPride, a retailer of parts for heavy-duty trucks and trailers, between 2019 and 2021; and as chief operating officer of XPO Logistics, a global provider of supply chain solutions, between 2018 and 2019.

From 2020 to 2024, Mr. Wagers was a member of the board of directors of Snap One Holdings Corporation (NASDAQ:SNPO), where he served on the Audit and Risk Management committee, including as chair between 2020 and 2022. In 2025, Mr. Wagers began serving as a member of the board of directors of Redwood Logistics, LLC, a supply chain solution provider.

Mr. Wagers holds a BA in Finance and an MBA from Georgia State University.

John Abou, 52, joined TTEC in 2024 as President of TTEC Engage.

Mr. Abou brings almost 30 years of go to market and global operations leadership in the customer experience industry. Prior to joining TTEC, Mr. Abou worked for over 20 years at Sutherland Global Services, a large provider of business process outsourcing and technology management services. His most recent role, prior to joining TTEC, was chief executive officer, customer experience management and global head of delivery.

Mr. Abou holds a bachelor’s degree in accounting from Niagara University and an executive MBA from the Bittner School of Business at St. John Fisher University. He also holds an advanced management degree from the Kellogg School of Business at Northwestern University.

David J. Seybold, 60, joined TTEC in December 2022 as the chief executive officer for TTEC Digital.

Prior to joining TTEC, Mr. Seybold was chief executive officer, Americas for Atos SE, a Euronext-listed technology transformation company. Between 2015 and 2021, he served as the president, North America and chief operating officer for Avanade (a Microsoft – Accenture joint venture); and prior to that, Mr. Seybold spent more than 26 years in various senior executive roles for IBM (IBM:NYSE).

Mr. Seybold holds a bachelor’s degree in Quantitative Business Analysis, a degree in Economics from Penn State University and a master’s of science degree in Operations Management and an MBA from the University of Maryland, Robert H. Smith School of Business.

On March 17, 2026, the Company announced that Mr. Seybold is stepping down from his role effective April 30, 2026.

Christopher J. Brown, 48, joined TTEC in 2015 and serves as President of TTEC Digital effective March 17, 2026.

He originally joined the Company as chief of staff to the TTEC Chairman and Chief Executive Officer and quickly assumed the broader role of a strategist for TTEC technology transformation leading key technology partnerships for the business. In 2020, he assumed additional responsibilities as the Head of Corporate Development for the Company.

Prior to TTEC, Mr. Brown spent over two decades advising technology and services firms on M&A, capital markets, investor relations, and strategic transformation. He worked in senior roles in investment banking at UBS focusing on the technology sector, and in management consulting at Mercer focusing on strategy and data. Notably, as a key executive at Liquid Robotics (an AI-enabled ocean drone company). Brown orchestrated the product and strategy that culminated in the company’s successful acquisition by Boeing.

Mr. Brown holds an MBA from the University of Chicago Booth School of Business and serves on the Board of Directors of Percepta, a leading provider of CX services for the automotive industry in partnership with Ford Motor Company.

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Margaret B. McLean, 62, serves as Chief Legal and Risk Officer of TTEC.
She joined TTEC in June 2013.

Prior to TTEC, Ms. McLean was the chief legal and risk officer for CH2M (now part of Jacobs Engineering Group (NYSE:JEC)), a global engineering and program management company. Prior to CH2M, Ms. McLean was a corporate finance and M&A partner at a major law firm, working in its Denver, London, and Moscow offices. Ms. McLean started her career in IT at Hewlett Packard (NYSE:HPE) and led the application systems department for Science Applications Int’l (NYSE:SAIC).

She holds a JD from the University of Michigan, an MBA from the University of Colorado, and a Bachelor’s degree in Management Information Systems and Computer Science from the University of Arizona.

Carlos Dean, 53, serves as Chief Accounting Officer of TTEC.

Mr. Dean brings to the role over 20 years of public accounting experience serving both public and private companies. Mr. Dean was previously employed by TTEC as Global Controller from 2015 to 2022 and rejoined the Company in his current role in 2025. From July 2024 through November 2025, Mr. Dean served as principal consultant with Terrapin Summit LLC, a provider of accounting and financial systems consulting services.

Mr. Dean is a CPA and holds a Bachelor of Business Administration degree in Accounting from Eastern Kentucky University.

Laura Butler, 56, serves as TTEC’s Chief People & Culture Officer.

Prior to re-joining TTEC in 2023, Ms. Butler served as Chief People Officer at Entrata, a leading property management software platform, from 2022 to 2023. She previously served as Chief People Officer at Talkdesk, an AI-powered cloud contact center-as-a-service (CCaaS) provider, from 2021 to 2022. From 2017 to 2021, she was the Chief People Officer at Workfront, an Adobe company, where she oversaw the people strategy through its $1.5 billion acquisition and subsequent integration into the Adobe Experience Cloud.

Ms. Butler also held senior leadership roles in talent management, enterprise diversity, and business transformation at Pacific Gas and Electric Company, Oracle (Taleo), and Ceridian.

Since 2024, Ms. Butler has been serving as a board member for PlanSource, a benefits administration software company; and from 2020 to 2024, she served on the board of directors of WorkForce Software, prior to its acquisition by ADP.

Ms. Butler holds a bachelor’s degree in social sciences (Economics, Political Science and Communicatoin) from the University of Colorado at Boulder; and a certificate in Applied Generative AI for Digital Transformation from MIT Professional Education.

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EXECUTIVE AND DIRECTOR COMPENSATION

Smaller Reporting Company Status

We are a “smaller reporting company” (an “SRC”) as defined under the Exchange Act. We may take advantage of certain disclosure exemptions and the scaled disclosures available to SRCs and will be able to take advantage of these scaled disclosures for so long as the market value of our voting and non-voting Common Stock held by non-affiliates is less than $250.0 million measured on the last business day of that year’s second fiscal quarter.

In this section, we describe the 2025 compensation program for our Chief Executive Officer and two additional highest compensated members of our executive leadership team, whom we refer to as our Named Executive Officers (“NEOs”), outline compensation earned by each of our NEOs and explain certain aspects of how the Compensation Committee determined the compensation of our NEOs.

Named Executive Officers

●	Kenneth D. Tuchman, Chairman of the Board and Chief Executive Officer
●	Kenneth “Kenny” R. Wagers, Chief Financial Officer
●	John P. Abou, President, TTEC Engage

Executive Compensation

Our executive compensation program is designed to reward financial results and effective strategic leadership, which we believe are key elements in building sustainable value for stockholders. Our performance metrics align the interests of our stockholders and NEOs by correlating the timing and amount of actual pay to the Company’s short and long-term performance goals. Our compensation program encourages ethical and responsible conduct in pursuit of these goals and the alignment of our leaders with TTEC’s vision, mission, and values.

We benchmark our compensation decisions against a relevant group of peer companies, all of which are our potential competitors, for the caliber of executive talent required to manage a global and complex business like TTEC.

Our executive compensation programs include four principal elements:

Compensation Element	Purpose
Base Salary	Fixed annual compensation that provides a competitive level of compensation. The Compensation Committee of the Board analyzed benchmarks for competitive salaries using both its peer group and salary survey data as guides for the NEOs’ salaries and determined that salaries were appropriate for 2025. NEO salaries remained unchanged for 2026 as of the date of this disclosure.
Annual Performance-Based Cash Incentive Awards	Provides “at risk” annual variable cash consideration that aligns executive compensation to achievement of short-term (annual) performance objectives.
Equity Awards

Variable equity compensation granted in the form of time-based restricted stock units (RSUs) or performance-based restricted stock units (PRSUs) as deemed appropriate.

Our annual equity incentive program includes components that reward the prior year’s performance but vest over time, or reward growth of key performance indicators like Revenue and adjusted EBITDA over a three-year period. By emphasizing a longer-term view in equity performance incentives, the Company aligns our executive officers’ interests with the interests of and value creation for our stockholders.

Other Awards	In addition to annual cash and equity incentives, from time to time, with the oversight and support of the Compensation Committee, one-time cash or equity grants to select executives, including the NEOs, are granted. These special awards have a narrow purpose and are usually designed to retain executives deemed to be at risk who are viewed as critical to achieving the business's specific objectives.

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In addition to these primary compensation components, our NEOs are also eligible to participate in our general health and wellness programs, 401(k) plan, life insurance program, and other employee benefit programs. We believe that perquisites should be limited in scope and value and, historically, they have not constituted a significant portion of executive compensation.

Summary Compensation Table

The following table summarizes compensation paid to our NEOs for the fiscal years ending December 31, 2025, 2024 and 2023. For fiscal year 2025, amounts include as applicable:

●	Base salary earned in 2025.
●	Cash-based bonus opportunities, including retention-based programs.
●	Grant date value of a special 2025 RSU grant.
●	Non-equity incentive plan compensation, which includes an annual performance-based bonus paid in 2025 for 2024 performance.
●	All other compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($) [2,3]	Annual PRSU Awards ($) [4]	RSU Awards ($) [5]	Stock Awards Total ($)	Non-Equity Incentive Plan Compensation ($) [6]	All Other Compensation [7]	Total ($) [8]
Kenneth D. Tuchman (Chief Executive Officer)[1]	2025	1	–	–	–	–	–	71,216	71,217
	2024	1	–	–	–	–	–	63,535	63,536
	2023	1	–	–	–	–	–	100,150	100,151
Kenneth "Kenny" Wagers (Chief Financial Officer)	2025	625,000	475,000	–	137,895	137,895	184,500	10,914	1,433,309
	2024	528,846		899,999	4,349,994	5,249,993	--	32,445	5,811,284
John P. Abou (President, TTEC Engage)	2025	600,000	300,000	–	–	–	300,000	414	1,200,414

1. At Mr. Tuchman’s request, his base salary remained $1, and he did not take part in variable compensation and equity-based programs.

2. A cash retention award was made in February 2025 following Compensation Committee approval. The award is payable in two installments (40% in August 2025 and 60% in January 2026) for Messrs. Wagers and Abou. The full value of each award is reported in this column for 2025: $225,000 for Mr. Wagers and $100,000 for Mr. Abou. See "Retention Bonuses" for material award terms.

3. A cash retention award was made in April 2025 following Compensation Committee approval. The award was paid in February 2026. The full value of each award is reported in this column for 2025: $250,000 for Mr. Wagers and $200,000 for Mr. Abou. See "Retention Bonuses" for material award terms.

4. The Company did not issue an annual PRSU grant in 2025. Refer to “2025 Long-Term Incentive Plan” for information on the 2025 program.

5. The amount in this column was calculated following the guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). While annual 2025 RSU grants did not occur, Mr. Wagers received a special one-time RSU grant on May 5, 2025. The grant date value is based on the closing price of our common stock on May 5, 2025, multiplied by the number of shares granted. This grant will vest one third on May 30 in the years 2025 – 2027. For further information regarding assumptions used to compute grant date fair value with respect to the RSU awards, see Section 19 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

6. In February 2025, the Compensation Committee approved 2024 discretionary, performance-based incentives based on the Company's 2024 financial performance and achievement of predefined Management Business Objectives or MBOs. Mr. Wagers received a $184,500 award, prorated for his partial year of 2024 employment under this plan. Mr. Abou received a $300,000 guaranteed minimum award as agreed to under his employment agreement. Please refer to " NonEquity Incentive Plan Compensation – Annual PerformanceBased Cash Incentive Plan” for additional information.

7For Mr. Tuchman, $33,952 of the total in this column represents the value of an automobile-related perquisite and $30,593 represents the value of executive health, dental and vision premiums paid by the Company on Mr. Tuchman's behalf. Additionally, $2,872 represents personal use of Company aircraft and $1,513 represents a gross up for taxes, totaling $4,385 in value.

8 The Summary Compensation table should be read in conjunction with the additional narrative descriptions that follow. The “Outstanding Equity Awards at Year-End” table below provides further information on the NEOs’ potential realizable value with respect to their equity awards.

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Role of the Compensation Committee of the Board

Our Compensation Committee determines all compensation for our NEOs and also other executive officers who are direct reports to the Company’s Chief Executive Officer, on an annual basis. In doing so, the Compensation Committee:

●	Evaluates the compensation received during the year by each executive and considers the Company’s performance, the individual performance of each executive and his/her skills, experience, and responsibilities to determine if any change in the executive’s compensation is appropriate.
●	Reviews with the Chief Executive Officer the performance of the other NEOs.
●	Reviews peer group data and the advice of the compensation consultant as a measure of the competitive market for executive talent in our industry.
●	Considers the executive’s contribution to the Company’s overall operating effectiveness, strategic success, and profitability, and considers the quality of the executive’s decision-making.
●	Considers the executive’s role in developing and maintaining key client relationships.
●	Considers the Company’s financial results for the year and how the executive contributed to these results but does not adhere to strict formulas to determine the mix of base salary, equity grants and cash incentives.
●	Evaluates the level of responsibility, scope, and complexity of each executive’s position relative to other Company executives.
●	Determines the composition and amount of compensation for each NEO and uses subjective judgment in determining the amount of each compensation element to retain and motivate current executives.
●	Assesses the executive’s leadership growth and management development over the past year.

The Compensation Committee utilizes these subjective factors because it believes they are critical to increasing stockholder value. These factors are not quantified or weighted for importance, and the Compensation Committee’s use of these factors is tied directly to the individual role and the responsibilities of each executive officer.

Funding targets for performance-based cash incentives are based on objective Company performance targets set at the beginning of each year. As a result, there is uncertainty with respect to the achievement of these funding targets at the time they are set. The Compensation Committee has the authority to modify the funding amounts or targets for these variable incentives, in its sole discretion, when material changes in the business or the impact of performance variables outside of the executive leadership team’s control, warrant it. The Compensation Committee has in the past made adjustments to these targets.

In addition to its discretion with respect to the performance-based cash incentives, during those years in which our actual performance resulted in a lower than anticipated level of funding, the Compensation Committee may from time to time determine that funding should be provided outside of the objective Company performance criteria to fund discretionary bonuses and equity awards to retain or to reward executive officers for their exceptional individual contribution (measured on a subjective basis). Although the Compensation Committee has this discretion, it utilizes it infrequently to maintain the integrity of the Company’s compensation structure and philosophy.

How We Use Compensation Consultants

From time to time, and as needed, the Compensation Committee retains the services of compensation consultants, law firms, and other professional advisors who act as independent advisors to the Compensation Committee. In selecting its consultants, the Compensation Committee takes measures to ensure that no member of our Board or any NEO has any affiliations with such consultants. The Compensation Committee requires that all consultants provide an annual certification of their independence.

In 2025, the Compensation Committee utilized the services of Semler Brossy Consulting Group LLC (“Semler Brossy”), an executive compensation consulting firm, https://semlerbrossy.com/, as its independent advisor. Semler Brossy was appointed as an advisor in 2025 after a competitive review.

As requested by the Compensation Committee from time to time, and at least every other year, the compensation consultant provides the Committee with independent compensation advice on various aspects of executive compensation, including:

●	A periodic review of our compensation practices, trends, and philosophy;
●	A competitive assessment of our executive compensation levels and pay-for-performance linkage;
●	An analysis of peer group companies that compete with us and that follow similar compensation models, along with benchmark compensation and benefits data for the peer group;
●	A review of our equity award and cash incentive programs;

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●	A review of our compensation practices compared to peer group companies and current trends related to executive employment agreements; and
●	Assistance in developing recommendations for compensation for our executive officers, including our NEOs.

In 2025, in addition to the ordinary course consulting services, Semler Brossy also advised the Committee on the restructure of the Company's executive equity-based incentive programs, including its long-term incentive program in light of significant value dilution of TTEC shares and limited equity available for incentives under the Company’s equity-based incentive plans.

Unless instructed otherwise, the consultant takes its direction solely from and provides reports to the Compensation Committee. Although Semler Brossy provides recommendations on the structure of our compensation programs, it does not determine the amount or form of compensation for any of our NEOs or other senior executives.

From time to time, with the knowledge and express consent of the Compensation Committee, the compensation consultant may also provide other services to the Company. In 2025, Semler Bassy provided the following services to the Company.

All costs for the compensation consultant services are paid by the Company at the direction of the Compensation Committee. For 2025, Semler Brossy was paid a total of $99,625 for their consulting services.

The Compensation Committee did not use the services of other advisors in 2025, but they were available to the Compensation Committee at the direction of the Committee chair.

How We Use Peer Group, Survey, and Benchmark Data

Each year, the Compensation Committee reviews the competitiveness of our compensation programs against our peer group and market benchmarks. The Compensation Committee, with the assistance of its compensation consultant, identifies a peer group of companies for compensation purposes. The companies in the peer group, generally, are TTEC competitors for clients and/or for talent, are comparable in size with similar annual revenue and/or operating income, have similar addressable markets, and follow similar compensation models.

For use in 2025 pay decisions, the Compensation Committee reviewed the Company’s peer group in September 2024, and it included:

●	8 x 8, Inc.
●	CSG Systems International, Inc.
●	Concentrix Corp.
●	Conduent Inc.
●	EPAM Systems, Inc.
●	ExlService Holdings, Inc.
●	Five9, Inc.
●	Genpact Limited
●	Maximus, Inc.
●	Sabre Corporation
●	TELUS International, Inc.
●	Unisys Corp.
●	TaskUs (added in September 2024)

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In December 2025, Semler Brossy recommended to the Compensation Committee that it use two different peer groups for the Company’s 2026 compensation decisions—a traditional industry-focused peer group and a financial profile peer group aligned to the Company’s valuation and debt constraints. The use of these different peer groups provides the Committee with the additional visibility necessary to balance pay levels, incentive design, and solid governance practices, enabling TTEC to compete for talent while also reflecting affordability realities.

As part of the traditional peer group adjustments, Semler Brossy recommended adding IBEX Limited and removing 8 x 8, Inc., Five9 and Sabre from the Company’s peer group. The traditional peer group adjusted as recommended for 2026 is as follows:

“Traditional” Peer Group
● Concentrix ● Conduent ● CSG ● EPAM ● ExlService ● Genpact	● IBEX Limited ● Maximus ● TaskUs ● TELUS (Cda) ● Unisys

For the financial profile peer group, Semler Brossy proposed the following companies in the Company’s industry or adjacent industries:

“Financial Profile” Peer Group
● ACCO Brands ● Advantage ● Alta Equipment ● B&G Foods ● Caleres ● Conduent ● Designer Brands ● JELD-WEN	● Mercer ● OneWater Marine ● Rackspace ● Sleep Number ● The E.W. Scripps Company ● Hain Celestial ● Trinseo PLC ● Universal Logistics

Although the Compensation Committee references the practices of the peer group in its compensation decisions, it does not adhere to strict formulas or benchmarking in its review of the peer group data to determine the mix of TTEC executive compensation elements. The peer group data is instructive, but it is neither a binding nor a dispositive factor in how the Compensation Committee makes its compensation decisions for the Company. The peer group data for executive officers performing the same or similar roles is one of several factors the Compensation Committee considers when establishing base salaries for NEOs, performance-based cash incentives, and equity grants and in determining the overall pay component mix.

CONSIDERATION OF “SAY-ON-PAY” VOTE

As part of the 2026 Annual Meeting, the stockholders will consider compensation of our NEOs on an advisory basis.

At our 2023 Annual Meeting, 99% of the votes cast in our stockholder advisory vote approved the compensation of our NEOs. In light of this strong stockholder support, the Compensation Committee made no significant changes to the overall design of our compensation programs but continued its pay-for-performance philosophy by putting a substantial portion of executive compensation at risk and aligning executive officers’ interests with value generation for TTEC stockholders.

The Compensation Committee will continue to review best practices in executive compensation and adjust the structure of TTEC executive compensation to be consistent with market trends, our pay-for-performance philosophy, and to make sure that TTEC’s executive compensation aligns the interest of the executive leadership team with the interests of the Company’s stockholders.

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CONSIDERATION OF “FREQUENCY ON SAY-ON-PAY” VOTE

At our 2023 Annual Meeting, we asked stockholders to consider how often they wish to vote, on an advisory basis, on Say-On-Pay matters (the “Frequency of Say-On-Pay” vote). Stockholders indicated support of our existing practice, with 71% voting in favor of an advisory, non-binding vote on executive compensation every three years. In the two previous stockholder Say-On-Pay votes, in 2023 and in 2020, TTEC stockholders approved the Company’s executive compensation by at least 99%. As noted above, a Say-On-Pay vote will be a part of the 2026 Annual Meeting. The stockholders will next consider the “Frequency of Say-On-Pay” matters as part of the 2029 Annual Meeting.

CEO Compensation

At Mr. Tuchman’s long-standing request, his base salary remained $1, and he did not participate in the Company’s variable compensation or equity-based programs. Consistent with prior years, Mr. Tuchman did receive certain travel and health-care-related perquisites. Refer to footnote 7 in the “Summary Compensation Table” for additional information.

Non-Equity Incentive Plan Compensation – Annual Performance-Based Cash Incentive Plan

Consistent with TTEC’s pay-for-performance philosophy, the Company maintains an annual performance-based cash incentive plan that links NEO compensation (except for Mr. Tuchman) to the achievement of pre-established performance objectives.

Each year, the Compensation Committee establishes the performance objectives, including the related measures, funding thresholds, and target award opportunities for the applicable performance period. The level of incentive pool funding is determined based on the Company’s performance against the approved performance objectives and is funded if minimum performance levels are achieved. If the incentive pool is funded, each NEO’s payout is based on the executive’s individual contribution to achieving the approved objectives.

Awards are earned based on performance during a fiscal year and generally are paid in the following year. Accordingly, compensation paid in 2025 reflects awards earned for 2024 performance, while compensation earned for 2025 performance was paid in 2026.

In exercising its discretion, the Compensation Committee may increase awards to reflect extraordinary achievements that position the Company for future growth or reduce awards if performance objectives are not met or if actions taken increase long-term risk.

2024 Performance Awards (Paid in 2025)

For the 2024 performance year, the Compensation Committee selected performance measures designed to promote revenue growth, profitability, and execution against key Management Business Objectives (“MBOs”) intended to support long-term value creation. The selected performance measures and weightings were as follows:40% on pre-bonus adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), 40% on revenue, and 20% on MBO achievement.

These measures were designed to align executive incentives with stockholder interests. For purposes of determining 2024 performance results, the Committee adjusted operational outcomes to neutralize the impact of foreign exchange fluctuations that were outside management’s control. Based on performance against the 2024 measures, the Compensation Committee pre-approved minimum funding for the financial measures and partial funding for MBOs.

After the Compensation Committee determined the level of incentive pool funding based on Company performance, it allocated awards among the NEOs, in its discretion, based on the Chief Executive Officer’s recommendations and each NEO’s individual contribution to the pre-established performance measures.

As a result, Mr. Wagers received $184,500, representing 33% of his target award, prorated for his partial year of employment, and Mr. Abou received a $300,000 guaranteed minimum bonus pursuant to his 2024 employment agreement. These amounts were paid in 2025 and are reflected in the Summary Compensation Table.

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2025 Performance Awards (Paid in 2026)

For the 2025 performance year, the Compensation Committee selected performance criteria and weightings as follows: 80% on pre-bonus adjusted EBITDA (80%) and 20% on revenue (20%).

These measures were designed to align executive incentives with stockholder interests and placed a greater emphasis on profitability. For purposes of determining 2025 performance results, the Committee adjusted operational outcomes to neutralize the impact of foreign exchange fluctuations that were outside management’s control. Based on performance against the 2025 criteria, the Compensation Committee approved funding based on actual achievement to the pre-established performance measures.

After the Compensation Committee determined the level of incentive pool funding based on Company performance, it allocated awards among the NEOs, in its discretion, based on the Chief Executive Officer’s recommendations and each NEO’s individual contribution to the pre-established performance measures.

Based on performance against 2025 targets, the Compensation Committee approved awards of $468,000 for Mr. Wagers, representing 75% of target, and $468,000 for Mr. Abou, representing 78% of target. These awards are payable in 2026 and will be reported in the Company’s 2026 Proxy Statement and Summary Compensation Table. They are included here for informational purposes only.

Retention Bonuses

During 2025, the Compensation Committee approved two retention bonuses for our NEOs.

In February 2025, the Company granted a cash retention award payable in two installments (40% in August 2025 and 60% in January 2026) to each of Messrs. Wagers and Abou. In the event the Company became a private entity prior to the payment dates, the bonus amount not yet paid at that time would be paid within 60 days of the transaction’s closing date. To be eligible for payment, an NEO was required to remain employed with the Company in good standing on the respective payout dates, except that in the event an NEO was terminated for reasons other than cause prior to the payout dates, payment would occur on the respective payment dates.

In April 2025, the Company granted a cash retention award payable in February 2026 to each of Messrs. Wagers and Abou. The award aligned with the Company’s decision to suspend annual equity grants, which reduced traditional retention mechanisms. To be eligible for payment, an NEO was required to remain employed with the Company on the payout date.

The full value of both awards appears in the Bonus column of the 2025 Summary Compensation Table.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2025, the number of shares of our common stock to be issued upon exercise of outstanding options, RSUs, warrants and rights, the weighted-average exercise price of outstanding options, warrants and rights, and the number of securities available for future issuance under equity-based compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Second Column)
Equity compensation plans approved by security holders	3,472,169[1]	–	3,264,730
Equity compensation plans not approved by security holders	–	–	–
Total	3,472,169[1]	–	3,264,730

1. Reflects 3,472,169 RSUs/PRSUs outstanding under the Company’s Amended and Restated 2020 Equity Incentive Plan.

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2025 Equity-Based Awards

During 2025, the Compensation Committee suspended annual RSU grants due to the potential take-private event under consideration by the Company at the time. Accordingly, no annual equity grants were issued to NEOs.

The Compensation Committee did, however, approve a special one-time grant in May 2025 to Mr. Wagers as disclosed in the Summary Compensation Table. Refer to footnote 5 for additional grant information.

2025 Long-Term Incentive Plan

In 2025, in lieu of annual PRSUs, the Compensation Committee approved the Management Incentive Program (“MIP”) a cash-based long-term incentive program for our NEOs (excluding Mr. Tuchman). The program is designed to align executive compensation with the Company's long-term performance while conserving shares available for grant under the Company's equity incentive plan. Performance under the program is tied equally to pre-established Revenue and Adjusted EBITDA targets, providing a direct link between executive pay and the financial outcomes most critical to shareholder value.

The MIP includes three performance periods: a cumulative three-year period covering fiscal years 2025 through 2027, a standalone fiscal year 2026 period, and a standalone fiscal year 2027 period.

Each NEO was assigned a target MIP award opportunity for the performance period expressed as a dollar amount, with an actual payout range of 0% to 300% of target based on performance. Award levels relative to performance outcomes are summarized below.

Performance Level	% of Financial Target Required	Award as % of Target
Below Threshold	< 95%	No award
Threshold	95%	25%
Target	100%	100%
Maximum	110%	300%

All amounts earned under the program will be paid in a single lump sum in 2028, contingent on the participant remaining employed with the Company in good standing through the payment date.

Because no amounts were paid or earned under the MIP during fiscal year 2025, no amounts are reflected in the Summary Compensation Table for 2025. Amounts earned, if any, will be reported in the Summary Compensation Table for the year they are earned.

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Pay Versus Performance (PvP) Table

In 2022, the SEC adopted Pay versus Performance (“PvP”) rules as required by the Dodd–Frank Wall Street Reform and Consumer Protection Act. These rules require that companies disclose how NEOs’ Compensation Actually Paid (”CAP”) relates to the disclosures in the Summary Compensation Table and to the financial performance of the Company.

The following PvP Table summarizes compensation actually paid to our Principal Executive Officer (“PEO”) and the average compensation actually paid to our other NEOs. As a Small Reporting Company for 2025, we provide a curtailed Pay-Versus-Performance disclosure. The table below presents compensation actually paid to our PEO and the average CAP paid to our PEO and other NEOs.

Year	Summary Compensation Table Total for PEO [1,2]	Compensation Actually Paid to PEO [1]	Average Summary Compensation Table Total for Non-PEO NEOs [1,4]	Average Compensation Actually Paid to Non-PEO NEOs [1,5]	Value of Initial Fixed $100 Investment Based on Total Shareholder Return [6]	Net Income (millions) [7]
2025	$71,217	$71,217	$1,316,861	$989,127	$8	($185.1)
2024	$63,536	$63,536	$2,399,937	$760,350	$12	($310.6)
2023	$100,151	$100,151	$1,782,960	$138,937	$50	$18.3

1.	The PEO and NEOs included in these columns reflect the following individuals:

Year	PEO	Non-PEO NEOs
2025	Kenneth D. Tuchman	Kenneth "Kenny" R. Wagers, John P. Abou
2024	Kenneth D. Tuchman	Kenneth "Kenny" R. Wagers, Francois Bourret, Michelle "Shelly" R. Swanback, David J. Seybold, Margaret B. McLean
2023	Kenneth D. Tuchman	Michelle "Shelly" R. Swanback, Francois Bourret, Dustin J. Semach, David J. Seybold, Margaret B. McLean

2.	Amounts reflect the average of Summary Compensation Table Total Pay for our PEO for each corresponding year.
3.	Compensation Actually Paid (CAP) has been calculated based on the requirements and methodology set forth in the applicable SEC rules (Item 402(v) of Regulation S-K). Since Mr. Tuchman does not currently receive equity grants, there are no equity adjustments recorded, and the dollar amounts reflect the actual amount of compensation earned during the applicable year.
4.	The amounts reported under "Average Summary Compensation Table Total" for non-PEO NEOs represent the average of the amounts reported for the Company's Non-PEO NEOs as a group in the 'Total' column of the Summary Compensation Table in each applicable year.
5.	The amounts in column "Average Compensation Actually Paid" for non-PEO NEOs represent the average amount of compensation paid to the non-PEO NEOs as a group, in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the "Reconciliation of Summary Compensation Table to Compensation Actually Paid for non-PEO NEOs" table below were made to the non-PEO NEOs’ total compensation for each year to determine the compensation actually paid.
6.	Total Stockholder Return (TSR) represents the cumulative return on a fixed investment of $100 in the Company’s common stock, for the period beginning on the last trading day of fiscal year 2022 through the end of the applicable fiscal year, assuming reinvestment of dividends.
7.	The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for the applicable year.

Leadership Transition and Pay for Performance Compensation Context

The increase in average non-PEO NEO compensation during the 2023–2025 period reflects the recruitment of new senior leadership — not discretionary increases tied to company performance outcomes.

TTEC's Chief Financial Officer, Kenny Wagers, joined the Company in March 2024, and John Abou, President for the TTEC Engage business segment, joined mid-year 2024. Both were recruited specifically to lead the Company's operational and financial transformation during a period of significant headwinds affecting the CX outsourcing industry. Their compensation packages reflect competitive market rates necessary to attract executives of their caliber from large multinational organizations, and a meaningful portion of their pay is structured at risk, tied to multi-year revenue and adjusted EBITDA performance targets.

The Company believes that investing in experienced operational leadership during this transitional period is essential to

TTEC's long-term value creation, and that the structure of executive compensation, with a significant performance-contingent component at risk reflects that conviction.

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Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Non-PEO NEOs

The following table details all adjustments made to non-PEO NEO compensation to determine 2025 Compensation Actually Paid.

Fiscal Year	Summary Compensation Table Total	(Minus): Grant Date Value of Equity Awards Granted in the Fiscal Year	Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Comp- ensation	Compensation Actually Paid
2025	$1,316,861	($68,948)	$43,430	($249,731)	$29,620	($82,106)	$0	$0	$989,127
2024	$2,399,937	($1,707,996)	$686,372	($441,083)	$0	($176,879)	$0	$0	$760,350
2023	$1,782,960	($1,260,497)	$300,520	($546,207)	$0	($38,247)	($99,593)	$0	$138,937

For purposes of the above adjustments, the fair value of equity awards on the applicable date was determined in accordance with FASB’s ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes.

The assumptions used in calculating the fair value of the equity awards did not differ in any material respect from the assumptions used to calculate the grant date value of the awards as reported in the Summary Compensation Table.

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Relationship Between CAP and Performance

In accordance with Item 402(v) of Regulation S-K, we are providing the following graphical description showing the relationship between Company TSR and CAP for our PEO and the average CAP for our non-PEO NEOs in the table above.

Relationship between CAP and Net Income

The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s Net Income:

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding, unvested equity awards held by each NEO as of December 31, 2025, including the vesting dates for the portions of these awards that had not vested as of that date. All equity awards listed below were issued from our equity incentive plan.

Name	Grant Date	Number of Shares of Units or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)[1]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested At Threshold Performance ($) [2]
Kenneth D. Tuchman	-	-	-	-	-
Kenneth “Kenny” R. Wagers	3/1/2024	230,714 [3]	830,570	-	-
	10/4/2024	30,069 [4]	108,248	154,639	278,350
	5/5/2025	24,128 [5]	86,861	-	-
John P. Abou	7/17/2024	77,923 [6]	280,523	-	-
	10/4/2024	20,619 [4]	74,228	42,955	77,319

1.	The dollar amounts are determined by multiplying (i) the number of share units by (ii) $3.60, which was the closing price of our common stock on December 31,2025, the last trading day of 2025.
2.	The dollar amounts are determined by multiplying (i) the number of share units reported by 50% (threshold) by (ii) $3.60, which was the closing price of our common stock on December 31, 2025, the last trading day of 2025. Performance-based RSUs vest based on achievement of revenue and adjusted EBITDA goals over a three-year performance period.
3.	The unvested portion of this time-in-service-based RSU award vests in four equal installments beginning on March 1, 2026, and on each anniversary thereafter, subject to continued employment.
4.	The unvested portion of this time-in-service-based RSU award is scheduled to vest on October 4, 2026, subject to continued employment.
5.	The unvested portion of this time-in-service based RSU award is scheduled to vest in two equal installments on May 30, 2026, and May 30, 2027, subject to continued employment.
6.	The unvested portion of this time-in-service-based RSU award is scheduled vest in four equal installments beginning on July 17, 2026, and on each anniversary thereafter, subject to continued employment.

INCENTIVE RECOUPMENT POLICY

We maintain an incentive recoupment (clawback) policy that complies with Nasdaq listing standards implementing Exchange Act Rule 10D-1. Under this policy, if we are required to undergo an accounting restatement as the result of material non-compliance with financial reporting requirements under the securities laws, the Compensation Committee must, subject to limited exceptions, seek to recoup compensation received by a covered executive (including the NEOs) in excess of the amount the covered executive would have received based on the restated results. We may also pursue other remedies under applicable law, including disciplinary actions up to and including termination of employment, in addition to recouping any excess incentive compensation.

INSIDER TRADING POLICY

We have adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by directors, officers, employees and other designated persons. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq Listing Standards applicable to the Company. The full text of our insider trading policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. It is the policy of the Company to engage in transactions in its own securities in compliance with insider trading laws, rules and regulations.

POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS

While we do not have a formal policy with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments to our NEOs, in recent years, including during 2025, our Compensation Committee has not granted such awards. The Compensation Committee generally approves the grant of equity compensation awards, if any, at approximately the same time every year, although off-cycle grants can be made at different times in certain circumstances, including for new hires, promotions, retention or other purposes. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

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EMPLOYMENT AGREEMENTS

As a matter of policy, the Company does not usually enter into employment agreements, except with members of the executive leadership team, in circumstances when it is required to do so by law, in connection with acquisitions, or in special circumstances when the Company believes that such agreements are necessary to attract an executive or retain an executive in highly competitive market conditions. The Compensation Committee reviews, but is not required to approve, employment agreements with senior executive officers, except agreements with our Chief Executive Officer, the Chief Financial Officer, and the direct reports of the Chief Executive Officer. The primary terms of our employment arrangement with our NEOs are summarized below.

Tuchman Agreement

●	TTEC entered into an employment agreement with Mr. Tuchman in 2001.
●	Base Salary and Incentives. Pursuant to the terms of the agreement, Mr. Tuchman is entitled to base salary, annual cash, and equity incentives. But beginning in 2012, Mr. Tuchman requested that the Compensation Committee limit his base compensation to $1 and award him no annual cash or equity incentives.
●	Benefits. Mr. Tuchman and members of his family are entitled to participate in all TTEC employee benefits at the Company’s expense.
●	Life Insurance. The Company agreed to provide Mr. Tuchman with a $4 million term life insurance policy, premiums fully paid by the Company. The policy and its proceeds are owned by Mr. Tuchman and may continue post termination of employment, subject to Mr. Tuchman paying all the premiums.
●	Severance. Subject to customary releases, Mr. Tuchman is entitled to severance in the amount of 24 months of base pay, if he is terminated without cause or terminates his employment for “good reason.”
●	Change in Control Provisions. The employment agreement includes change in control provisions that result in accelerated vesting of all unvested equity awarded to Mr. Tuchman, subject to certain conditions that have been superseded by change in control provisions of specific equity grant documents (see, “Potential Payments upon Termination of Change in Control” below).
●	Non-Disparagement. The agreement provides that on separation of affiliation, whatever the reason, TTEC will refrain from any comments regarding Mr. Tuchman and his affiliation with TTEC. A breach of this provision provides for a $200,000 liquidated damages payment. Mr. Tuchman is similarly precluded from making disparaging comments about the Company.

Wagers Agreement

●	TTEC entered into an employment agreement with Mr. Wagers in February 2024, in connection with his appointment as TTEC Chief Financial Officer effective March 1, 2024.
●	Base Salary. Mr. Wagers’ annual base salary is $625,000, amended from time to time at the Compensation Committee’s discretion.
●	Annual Cash Incentives. Mr. Wagers is eligible to participate in the Company’s annual variable cash incentive plan with an opportunity for up to 100% of base salary. The opportunity is tied to the annual targets and goals of the business, as well as Mr. Wagers’ personal performance goals, as set by the TTEC CEO and the Company’s Board of Directors. The Compensation Committee may adjust Mr. Wagers’ variable cash incentive upward based on the Company’s performance against annual metrics set by the Company’s Board of Directors.
●	Long Term Incentive Grants. Mr. Wagers is eligible to participate in the Company’s annual long-term incentive program with an opportunity of $1.8 million, vesting over several years as determined from time to time by the Compensation Committee of the Board. The actual amount of the annual incentive grant to be awarded is discretionary and not guaranteed, and is based on TTEC’s performance overall and Mr. Wagers’ individual performance against targets set by the Company’s Board of Directors annually. The Board of Directors has discretion to modify the structure of this incentive grant opportunity, provided that the overall benefit is not materially impacted. The Compensation Committee of the Board may grant additional cash or equity to Mr. Wagers to incentivize his performance on a standalone basis or as part of the TTEC executive leadership team, from time to time.
●	One Time Welcome Equity Grant. At the start of his employment as the CFO of the Company, Mr. Wagers was granted time-based restricted stock units with a market value of $4.0 million based on TTEC stock’s fair market value at the time of the grant. This one-time grant vests in five installments on the anniversaries of the grant.
●	Benefits. Mr. Wagers is entitled to participate in all customary wellness benefits offered to TTEC executives. Mr. Wagers’ employment agreement also provides for payment of certain personal expenses.
●	Severance. Subject to customary releases, if Mr. Wagers is terminated without cause or terminates his employment for “good reason”, he will be entitled to severance in the amount of 18 months of base salary and 12 months of continuation of benefits.

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●	Change in Control Provision. The agreement provides that if Mr. Wagers is terminated without cause or terminates his employment for “good reason” during the period starting three months prior to and 15 months following a change in control event, Mr. Wagers will receive a change in control benefit of 2x of base salary and 12 months of continuation of benefits; Mr. Wagers will also be entitled to the acceleration of vesting for all equity grants held at the time of such termination, including performance-based equity grants, with value for vesting purposes to be set at target.

Abou Agreement

●	TTEC entered into an employment agreement with Mr. Abou effective in July 2024, in connection with his appointment as President of TTEC Engage.
●	Base Salary. Mr. Abou’s annual base salary is $600,000 amended from time to time at the Compensation Committee of the Board’s discretion.
●	Annual Cash Incentives. Mr. Abou is eligible to participate in the Company’s annual variable cash incentive plan up to 100% of base salary. The opportunity is not guaranteed and is tied to the business's annual targets and goals, as set by the CEO and the Company’s Board of Directors. The Company also agreed to provide Mr. Abou with a one-time cash bonus in the aggregate amount of $300,000, payable in 2025.
●	Long Term Incentive Grants. Mr. Abou is eligible to participate in the Company’s annual long-term incentive program with an opportunity of 100% of base salary, vesting over several years as determined from time to time by the Compensation Committee of the Board. The actual amount of the annual incentive grant to be awarded is discretionary and not guaranteed and is based on TTEC’s performance overall, TTEC Engage business segment performance, and Mr. Abou’s individual performance against targets set by the Company’s Board of Directors annually. The Board of Directors has discretion to modify the structure of this incentive grant opportunity, provided that the overall benefit is not materially impacted. The Compensation Committee of the Board may grant additional cash or equity to Mr. Abou to incentivize his performance on a standalone basis or as part of TTEC executive leadership team, from time to time.
●	One Time Welcome Equity Grant. At the start of his employment, Mr. Abou was granted time-based restricted stock units with a market value of $750,000 based on TTEC stock’s fair market value at the time of the grant. This one-time grant vests in five installments, on the anniversaries of the grant.
●	Benefits. Mr. Abou is entitled to participate in all customary benefits.
●	Severance. Subject to customary releases, Mr. Abou is entitled to severance in the amount of 12 months of base salary and 12 months of continuation of benefits, if he is terminated without cause or terminates his employment for “good reason”.
●	Change in Control Provision. The agreement provides for a change in control benefit equal to 1.5x of base salary, 12 months of continuation of benefits, and acceleration of vesting for all equity grants held at the time of such termination, provided that Mr. Abou is terminated without cause during three months prior to and 12 months following such change in control event.

Provisions in our NEOs’ employment agreements relating to severance, termination and change in control are discussed in greater detail in “Potential Payments upon Termination or Change in Control” below.

Potential Payments Upon Termination or Change-in-Control

Although we are not required to provide disclosure regarding termination or change in control payments, we include the following narrative to explain key terms of our executive compensation arrangements.

Each of our NEOs is employed pursuant to an employment agreement with the Company. In addition to specifying base salary and annual incentive eligibility, these agreements establish severance entitlements and change-in-control provisions applicable to each officer, as summarized below.

Termination Without Cause. In the event of termination without cause:

●	Mr. Tuchman is entitled to receive:(i) 24 months of salary continuation ($2) and the value of “continued benefits,” including personal use of the Company aircraft, an automobile allowance, executive health, dental and vision insurance premiums, life insurance premiums, deferred death benefits and 401(k) plan matching contributions, equal to two times the value at time of separation. For purposes of the auto allowance and aircraft, each such benefit will be determined as reported in the summary compensation table of the Company’s proxy statement for the prior year.

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●	Mr. Wagers is entitled to receive: (i) 18 months of salary continuation; (ii) 12 months continuation of healthcare benefits; and (iii) prorated annual bonus based on the actual achievement of financial targets and (iv) pro-rated vesting of unvested RSU equity awards.

●	Mr. Abou is entitled to receive: (i) 12 months of salary continuation and (ii) 12 months continuation of healthcare benefits.

Termination for Cause / Voluntary Resignation. In the event of termination for cause or voluntary resignation by an NEO, the NEO is entitled to receive only accrued and unpaid base salary through the date of termination. All unvested equity awards are forfeited.

Change in Control. The Company’s equity award agreements provide for double-trigger vesting acceleration upon a change in control, as defined in the Amended and Restated 2020 Equity Incentive Plan. In the event of a change in control followed by involuntary termination or constructive termination within three months prior to or within 12 - 18 months following a change in control event:

●	Mr. Wagers will receive: (i) 24 months of base salary continuation, (ii) 12 months continuation of healthcare benefits, (iii) a prorated annual Performance-Based Cash Incentive Plan payment based on actual Company performance, and (iv) full acceleration of unvested equity awards.

●	Mr. Abou will receive (i) 18 months of salary continuation, (ii) 12 months continuation of healthcare benefits, and (iii) full acceleration of unvested equity awards.

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Director Compensation Overview

During 2025, the independent directors’ compensation for Board services was as follows:

●	An annual retainer of $75,000;
●	Additional annual retainer fees for Board Committee service as follows:

Chair of Audit Committee	$ 27,000
Members of Audit Committee	$ 13,500
Chair of Compensation Committee	$ 20,000
Members of Compensation Committee	$ 10,000
Chair of Nominating and Governance Committee	$ 15,000
Members of Nominating and Governance Committee	$ 7,500
Chair of the Security and Technology Committee	$ 15,000
Members of the Security and Technology Committee	$ 7,500

●	An annual grant of $190,000 of RSUs, based on the fair market value of our common stock on the grant date. The RSUs vest on the earlier of the first anniversary of the grant date or the date of the succeeding year’s Annual Meeting, or any change-in-control event (as defined in the relevant RSU agreement).

The employee director(s) do not receive additional compensation for their Board service.

During 2025, some of our independent directors received additional compensation for Special Committee services.

In order to evaluate the unsolicited, preliminary, non-binding proposal from TTEC founder, Chairman and Chief Executive Officer, Kenneth Tuchman, to take the Company private at a proposed purchase price of $6.85 per share (the “Non-Binding Proposal”), the Board formed a Special Committee of the Board consisting of Mr. Anenen, Mr. Bahl, Mr. Conley (chair), and Mr. Frerichs. On November 4, 2024, the Board approved additional compensation for members of the Special Committee of the Board as follows: the chair of the Special Committee was to receive a retainer fee in the amount of $40,000 and an additional monthly fee of $20,000 up to an aggregate total compensation of $160,000; and the other members of the Committee were to receive a retainer fee of $30,000 and an additional monthly fee of $15,000 up to an aggregate total compensation of $120,000. On April 3, 2025, the Board approved the following changes to the compensation for the members of the Special Committee of the Board: effective April 1, 2025, the Special Committee chair’s compensation would be $15,000 per month and the other Special Committee of the Board members’ compensation would be $12,000 per month until such time as the Special Committee of the Board was dissolved. The Special Committee of the Board was dissolved effective August 15, 2025, following the notification by Mr. Tuchman that he was not moving forward with the Non-Binding Proposal.

The following table summarizes the actual total compensation of our independent directors for 2025:

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Total ($)
Steven J. Anenen	$210,000	$190,000	$400,000
Tracy L. Bahl	$194,000	$190,000	$384,000
Gregory A. Conley	$247,000	$190,000	$437,000
Robert N. Frerichs	$212,500	$190,000	$402,500
Marc L. Holtzman	$82,500	$190,000	$272,500
Gina L. Loften	$92,500	$190,000	$282,500

1.	During 2025, in addition to all other fees paid by the Company to the Board members, for their Special Committee services, Mr. Anenen, Mr. Bahl, and Mr. Frerichs were each paid $99,000, and Mr. Conley, as the chair of the Special Committee, was paid $127,500.
2.	Reflects the aggregate grant date value of 2025 non-employee director RSU awards for financial statement reporting purposes, determined in accordance with FASB ASC Topic 718. For information regarding assumptions used to compute grant date value with respect to the RSU awards, see Section 19 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. Each 2025 non-employee director RSU award covered 36,965 shares of TTEC stock, calculated by dividing the intended value of $190,000 by the $5.14 per share closing price of our common stock on the date of grant, and rounding down to the nearest whole number of shares. As of December 31, 2025, each independent director held 36,965 unvested restricted stock unit awards.

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Indemnification Agreements

We have entered into indemnification agreements with each of our directors and some of our executive officers in addition to the indemnification provided in our Amended and Restated Bylaws. The indemnification agreements require us to indemnify our directors and certain executive officers to the fullest extent permitted by Delaware law.

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STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT, AND CERTAIN BENEFICIAL OWNERS

The table below sets forth the beneficial ownership of TTEC stock for the following persons and entities as of March 31, 2026:

●	Each person or entity known to us to beneficially own more than 5% of our outstanding common stock;

●	Each of the directors on our Board;

●	Each of our Named Executive Officers; and

●	All of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the SEC rules. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and/or investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 48,611,167 shares of common stock outstanding as of March 31, 2026. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of that person or entity in accordance with the SEC rules, we deemed outstanding shares of common stock: (1) subject to stock options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2026; and (2) issuable upon the vesting of RSUs or PRSUs within 60 days of March 31, 2026. In accordance with SEC rules, we did not deem outstanding these two categories of shares of common stock for the purpose of computing the percentage ownership of any other person or entity.

The information provided in the table is based solely on our records and information filed with the SEC with respect to the owners of our shares of common stock, except where otherwise noted. Unless otherwise indicated, the address of each beneficial owner listed in the table is c/o TTEC Holdings, Inc., 100 Congress Avenue, Suite 1425, Austin, TX 78701.

	Shares Beneficially Owned
Name of the Beneficial Owner	Common Stock	Options Vested and Options and RSUs Vesting Within 60 Days of March 31, 2026	Total Beneficial Ownership as of March 31, 2026	Percent of Class
5% Stockholders
Kenneth D. Tuchman	27,853,207[1]	-	27,853,207[1]	57.3%
Federated Hermes, Inc.	2,541,863[2]	-	2,541,863[2]	5.2%
Executive Officers, Directors
Kenneth D. Tuchman	27,853,207[1]	-	27,853,207[1]	57.3%
Steven J. Anenen	53,314	36,965	90,279	*
Tracy L. Bahl	53,420	36,965	90,385	*
Gregory A. Conley	52,510	36,965	89,475	*
Robert N. Frerichs	53,635	36,965	90,600	*
Marc L. Holtzman	246,545[3]	36,965	283,510[3]	*
Gina L. Loften	39,680	36,965	76,645	*
John P. Abou	25,642	-	25,642	*
Kenneth “Kenny” R. Wagers	118,296	-	118,296	*
All directors, director nominees and executive officers as a group (13 persons)			28,868,023	59.4%

*	Less than 1%.

1.	Includes 27,843,207 shares subject to sole voting and investment power, and 10,000 shares with shared voting and investment power. The shares with sole voting and investment power consist of: (i) 6,526,401 shares held by Mr. Tuchman; (ii) 14,766,806 shares held by a limited liability partnership controlled by Mr. Tuchman; and (iii) 6,550,000 shares held by a revocable trust controlled by Mr. Tuchman. The shares with shared voting and investment power consist of 10,000 shares owned by Mr. Tuchman’s spouse. Mr. Tuchman is the beneficial owner of X% of the shares of common stock entitled to vote at the meeting.
2.	The information concerning beneficial, Inc. (“Federated Hermes) is based on a Schedule 13G filed with the SEC on January 8, 2026 by Federated Hermes, Voting Shares Irrevocable Trust (the “Trust”), Thomas R. Donahue, Ann C. Donahue, and J. Christopher Donahue (collectively, the “Filing Persons”). The Filing Persons report that, as of December 31, 2025, each of Federated Hermes and the Trust has sole voting and dispositive power with respect to all of the shares reported as beneficially owned and each of the other Filing Persons has shared voting and dispositive power with respect to all of the shares reported as beneficially owned. The Filing Persons also report that Federated Hermes filed the Schedule 13G because it is the parent holding company of Federated Investment Counseling and Federated MDTA LLC (the “Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that own shares of our common stock (the “Reported Securities”). The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of Federated Hermes. All of the Federated Hermes’s outstanding voting stock is held in the Trust, for which Thomas R. Donahue, Ann C. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). The Trustees joined in filing the Schedule 13G because of the collective voting control that they exercise over Federated Hermes. The Filing Persons expressly disclaim beneficial ownership of the Reported Securities. The address of the Filing Persons is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

3.	Includes 241,770 shares held by Mr. Holtzman directly and 4,775 shares held for Mr. Holtzman’s spouse and minor children.

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TTEC Hedging/Pledging Restrictions

The Company’s insider trading policy prohibits its directors, officers, employees, and members of the TTEC supply chain from engaging in hedging and pledging transactions with TTEC securities. Under the policy, TTEC’s Chairman of the Board and Chief Executive Officer, who is the Company’s controlling stockholder, is permitted to pledge his stockholdings, with prior review and approval of the TTEC Board of Directors, provided such pledge does not involve a material portion of his overall holdings.

RELATED-PARTY TRANSACTIONS

In accordance with our Related-Party Transaction Policy, the Audit Committee of the Board is responsible for review and approval of transactions required to be disclosed as a “related-party” transaction under applicable law, including the SEC rules (generally, transactions involving amounts in excess of $120,000 in which a related person has a direct or indirect material interest). TTEC management monitors all related-party transactions, and reports about their status to the Audit Committee quarterly. TTEC executive officers and directors complete a questionnaire during the first quarter of each fiscal year, in which they provide information about the terms of all their related-party transactions (as defined in Item 404(a) of Regulation S-K) that occurred during the prior year and that are expected to occur during the current year. In reviewing related-party transactions, the Audit Committee of the Board considers whether these transactions are executed at “arms-length” by reviewing all relevant facts and circumstances, including among others, the commercial reasonableness of the terms, the actual and perceived benefit to the Company, opportunity costs of alternate transactions, the materiality and character of the related-party’s interest, the actual and apparent conflict of interests, the impact on a director’s independence (if the related-party is a director, an immediate family member of a director, or an entity controlled by a director), and the terms on which a similar transaction can be secured from unrelated third parties.

During 2025, TTEC has undertaken the following related-party transaction(s) with prior approval of the Audit Committee of the Board:

The Company entered into an agreement under which Avion, LLC (Avion) and Airmax LLC (Airmax) provide certain aviation flight services as requested by the Company. Such services include the use of an aircraft and flight crew. Kenneth D. Tuchman, Chairman and Chief Executive Officer of the Company, has an indirect 100% beneficial ownership interest in Avion and Airmax. During 2025, 2024, and 2023, the Company expensed $750,000, $600,000, and $1,000,000, respectively, to Avion and Airmax for services provided to the Company. There was $150,000 in payments due and outstanding to Avion and Airmax as of December 31, 2025. During 2025, the Company also spent approximately $1,300,000 with KPMG as an advisor on non-audit matters, of which approximately $690,000 was specific to the United States. Mr. Wagers’ daughter is employed by KPMG in a junior non-partner role and KPMG was a service provider to the Company prior to Mr. Wagers’ employment. Because of the family affiliation with KPMG, Mr. Wagers does not engage in decisions involving KPMG’s provision of services to the Company.

In 2025, the Company entered into service agreements with Mantucket Capital Management Corporation (“Mantucket”) to provide staff augmentation and cloud migration services. Kenneth D. Tuchman, Chairman and Chief Executive Officer of the Company, has a 100% beneficial ownership interest in Mantucket. During the year ended December 31, 2025, the Company recognized revenue under these agreements of $0.2 million.

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AUDIT COMMITTEE Report

The TTEC Audit Committee of the Board (the "Audit Committee") is comprised entirely of independent directors who meet the independence requirements of the U.S. Securities and Exchange Commission (the "SEC") and Nasdaq Stock Market's Listing Rules. TTEC's Board of Directors has determined that at least three members of the Audit Committee have accounting and other relevant financial management expertise, and, therefore, qualify as "audit committee financial experts," as that term is defined by the SEC.

The Audit Committee operates pursuant to a charter that is reviewed annually and updated to comply with the relevant regulatory requirements. The Audit Committee charter was most recently reviewed in May 2025 and is available in the Investor Relations section of our website at https://investors.ttec.com/corporate-governance.

In performing its functions, the Audit Committee acts in an oversight capacity. The Committee is responsible for overseeing TTEC's financial reporting processes and internal control structure on behalf of the Company's Board of Directors, while management is responsible for the preparation, presentation, and integrity of the financial statements, and the effectiveness of TTEC's internal controls over financial reporting. TTEC's independent auditor, PricewaterhouseCoopers LLC ("PwC" or the "Auditor"), is responsible for auditing TTEC's financial statements and providing an opinion on the conformity of TTEC's consolidated financial statements with generally accepted accounting principles and on the effectiveness of TTEC's internal control over financial reporting.

In 2025, the Audit Committee met eight times. The Audit Committee's agenda for each meeting was set by the Committee's chairperson in consultation with and on the recommendation of TTEC's Chief Financial Officer.

During the meetings, the Audit Committee met with the senior members of TTEC's financial management team, and, when appropriate, had separate executive sessions with TTEC's Chief Financial Officer, PwC, TTEC’s Chief Legal & Risk Officer, and the Head of Internal Audit to discuss financial management, legal and compliance matters, accounting, IT controls and system dependencies, the status of internal and external audits, and internal control issues.

As part of its oversight function, the Audit Committee reviews TTEC's quarterly and annual reports on Form 10-Q and Form 10-K prior to their filing with the SEC and has detailed discussions with management about the quality and reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, the Audit Committee asks for management's representations and reviews certifications prepared by TTEC's Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited annual consolidated financial statements of the Company fairly represent, in all material respects, the financial condition, results of operations and cash flows of TTEC.

In 2022, the Committee transferred its cybersecurity, technology resilience, and critical incident response planning oversight responsibilities to a then newly created Security & Technology Committee of the Board, staffed with Board members who have special expertise in cybersecurity, technology resilience, and technology-related risk management. The Audit and Security & Technology Committees of the Board have overlapping members and coordinates to ensure appropriate oversight of cybersecurity risks that may affect the Company's internal controls and financial reporting.

During 2025, the Audit Committee continued to oversee TTEC's evolving strategy and upgrades for its enterprise resources planning (ERP) systems and the professional services automation (PSA) platforms and how they support the Company's internal controls over financial reporting and the accuracy and reliability of its financial reporting.

During the year, the Audit Committee also received periodic status reports on the effectiveness of the Company's treasury function, including the Company's liquidity; its foreign exchange exposure management; the impact on the Company due to changes in interest rates; its tax function and its global tax planning practices; the Company's acquisition integration activities; and its investor relations activities.

Further, in 2025, the Audit Committee periodically reviewed TTEC's Enterprise Risk Management program and steps that the Company had taken to execute against its risk management priorities. The Committee's risk oversight continued to focus on strategy execution in the uncertainty of volatile macroeconomic conditions, regulatory and business continuity risks specific to the distributed work-from-home environment including risk mitigation activities related to employee identity management, the impacts on the business due to rapidly evolving artificial intelligence offerings including governance and oversight of AI-related risks that may affect internal controls and financial reporting processes, and other risks critical to the business, including, M&A execution and integration effectiveness, fraud in the business, the risks inherent in the complexities of the Company's international operations, and regulatory compliance framework that affects TTEC's business.

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During 2025, the Committee was particularly focused on supporting the Company in managing its liquidity risks and its performance against the covenants obligations under the credit facility. The Committee also provided an important oversight of management’s strategy and execution for the amendment and extension of the credit facility to provide the flexibility necessary to manage the business effectively.

The Audit Committee also monitored, throughout the year, the Company's confidential hotline activities, focusing on procedures that the Company has in place for confidential submission of employee concerns about accounting, financial reporting practices and internal controls, possible violations of laws and policies, and other concerns about the business. The Committee received periodic reports summarizing the nature and disposition of such submissions. The Committee also periodically reviewed the processes that the Company uses to ensure that the Company's employees are familiar with its code of business conduct (Ethics Code: How TTEC Does Business), the Ethics Code for Senior Executive and Financial Officers, and the training that the Company provides on these codes of conduct and Company values.

The Audit Committee periodically reviews the rules and regulations adopted, from time to time, by the Public Company Accounting Oversight Board (the "PCAOB") and works with the Auditor to ensure that its opinion conforms with these requirements. During 2025, the Audit Committee discussed with the Auditor those matters that are required to be discussed under the applicable requirements of the PCAOB and the SEC and received required written disclosures and the letter from the Auditor required by the applicable requirements of the PCAOB regarding the Auditor's communication with the Audit Committee concerning the Auditor's independence.

As part of its oversight responsibilities, the Audit Committee also oversees TTEC's annual audit by its independent auditor, PwC, including the Auditor's audit approach, audit plan, and critical audit matters; and whether the provision of minor non-audit services is appropriate given the Auditor's independence. The Audit Committee pre-approves all audit and permissible non-audit services provided by PwC in accordance with its pre-approval policy. The Audit Committee also works with the Auditor to make sure that the PwC audit team that serves TTEC has the appropriate level of professional expertise to oversee the conduct of the TTEC annual independent audit and is appropriately supported by PwC partners with specific experience in key countries where TTEC does business, and by other PwC subject matter experts as necessary.

Each year, the Audit Committee evaluates the performance of PwC and its senior engagement team and determines whether to re-engage the Auditor for the coming year. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Auditor, the Auditor's global capabilities, the Auditor's technical expertise including innovation and technologies that the Auditor uses to provide its services to the Company, the Auditor's tenure as TTEC's independent auditor, its knowledge of the Company's global operations and industry, the competitiveness of the Auditor's pricing for the services, and the quality of the Auditor's interactions with the Audit Committee of the Board.

Based on this evaluation, the Audit Committee decided to engage PwC as TTEC's independent auditor for the year ending December 31, 2025. This appointment was ratified by TTEC stockholders at the 2025 Annual Meeting.

The Audit Committee also considered the fees that PwC charged the Company for services in 2025 and determined them to be reasonable and adequate to ensure a comprehensive audit. In 2025, PwC's total fees were $4,282 million, a $732 thousand decrease year over year.

The following table summarizes the fees billed by PwC for 2025 and 2024:

Fee Category	2025	2024
Audit Fees	$ 4,273	$ 4,939
Audit-Related Fees	$ -	$ 72
Tax Fees	$ -	$ -
All Other Fees	$ 9	$ 3
Total	$ 4,282	$ 5,014

In accordance with SEC rules, the Auditor's engagement partner for TTEC is subject to the five-year rotation requirement. In 2023, a new PwC engagement partner joined the TTEC independent audit team and, assuming satisfactory performance and the continuing engagement of PwC as the TTEC's independent auditor, the current engagement partner's rotation period will end effective with the annual audit for the period ending December 31, 2027, rotating off the Company's account in 2028 after the filing of the annual report on Form 10-K. The Audit Committee works closely with PwC to assure an appropriate succession planning for an orderly transition when the engagement partner's rotation period ends, or if the partner leaves the TTEC's engagement for other reasons.

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The Audit Committee reviewed and discussed with management TTEC's audited annual consolidated financial statements for the year ended December 31, 2025.

Based on this review, discussions with management, and in reliance on the reports and opinions of the Auditor, the Audit Committee unanimously recommended to the TTEC Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

Although the Audit Committee has the sole authority to appoint the independent auditor, the Committee will continue its long-standing practice of recommending that the Board ask the stockholders, at the Annual Meeting, to ratify the appointment of the independent auditor for the coming year (see, Proposal No. 2 on page 28).

Audit Committee
Gregory A. Conley, Chair
Robert N. Frerichs
Steven J. Anenen

GAAP TO NON-GAAP RECONCILIATION OF CERTAIN FINANCIAL MEASURES

	12 Months ended December 31,
Reconciliation of Non-GAAP Pre-Bonus Operating Income:	2025	2024	2023	2022	2021

Income from Operations	($117,145)	($173,520)	$118,021	$168,543	$217,192
Restructuring charges, net	5,897	10,152	8,041	5,673	3,807
Impairment losses	207,367	244,093	11,733	13,749	11,254
Cybersecurity incident related impact, net of insurance recovery	-	-	(3,210)	(3,610)	13,659
Software accelerated amortization	-	-	-	8,509	-
Write-off of acquisition related receivable	-	-	-	900	-
Property costs not related to operations	(46)	2,233	1,501	-	-
Liability related to notifications triggered by labor scheme[1]	-	(187)	6,000	-	-
Grant income for pandemic relief	-	-	40	-	(8,142)
Mexico VAT consulting fees	966
Change in acquisition related obligation	-	-	483	-	-
Bonus expense related to current year	14,354	7,471	12,064	7,406	17,908
Expenses related to non-binding offer	13,609	1,956	-	-	-
Acquisition related income excluded for bonus achievement calculation	-	-	-	(3,334)	-
Reversal of acquisition-related deferred revenue excluded for bonus achievement	-	-	-	-	(4,305)

Pre-Bonus Adjusted Operating Income	$125,002	$92,198	$154,673	$197,836	$251,373

1.	For further information, please see discussion in the Risk Factors section of the 2025 Annual Report on Form 10-K filed on February 26, 2026.

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The following tables reconcile our operating income and Earnings Per Share (EPS) from the GAAP results to the Non-GAAP comparisons for years ended December 31, 2025 and 2024.

	12 Months ended December 31,
Reconciliation of Non-GAAP Income from Operations:	2025	2024

Income from Operations	($117,145)	($173,520)
Restructuring charges, net	5,897	10,152
Impairment losses	207,367	244,093
Expenses related to non-binding offer	13,609	1,956
Property costs not related to operations	(46)	2,233
Liability related to notifications triggered by labor scheme	-	(187)
Mexico VAT consulting fees	966	-
Equity-based compensation expenses	13,440	18,690
Amortization of purchased intangibles	30,926	33,039

Non-GAAP Income from Operations	$155,014	$136,456
Non-GAAP Income from Operations Margin	7.3%	6.2%

	12 Months ended December 31,
Reconciliation of Non-GAAP EPS:	2025	2024

Net Income	($185,072)	($310,617)
Add: Asset impairment and restructuring charges	213,264	254,245
Add: Equity-based compensation expenses	13,440	18,690
Add: Amortization of purchased intangibles	30,926	33,039
Add: Gain on sale of property	(629)	(15,453)
Add: Expenses related to non-binding offer	13,609	1,956
Add: Property costs not related to operations	(46)	2,233
Add: Liability related to notifications triggered by labor scheme[1]	-	(187)
Add: Changes in acquisition contingent consideration	-	(1,496)
Add: Foreign SS Tax recovery	-	(853)
Add: Foreign VAT Receivable write-off	-	770
Add: Foreign VAT (inclusive of interest)	(17,909)	-
Add: Loss on dissolution of subsidiary	517	-
Add: Foreign exchange loss / (gain), net	1,114	420
Less: Changes in valuation allowance, return to provision adjustments and other, and tax effects of items separately disclosed above	(16,379)	50,860

Non-GAAP Net Income	$52,835	$33,607
Diluted shares outstanding	48,211	47,614
Non-GAAP EPS	$1.10	$0.71

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ADDITIONAL INFORMATION

Stockholder Submission of Nominations and Proposals

In order for a proposal of a stockholder to be included in the Proxy Statement and form(s) of proxy relating to our 2027 Annual Meeting, the proposal must be in writing and received by our Corporate Secretary at 100 Congress Avenue, Suite 1425, Austin, TX 78701, or via email at corporatesecretary@tttec.com no later than December 11, 2026. Timely receipt of a stockholder’s proposal will satisfy only one of the various conditions established by the SEC for inclusion in our proxy materials. Stockholders who wish to have their proposals included in our proxy materials must meet the eligibility requirements as provided in the SEC’s Shareholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of the Rule and with our Bylaws to be included in our proxy materials.

If a stockholder wishes to present a proposal at the 2027 Annual Meeting and this proposal is not intended to be included in the related proxy statement and form of proxy, or this stockholder intends to submit a director nomination at the 2027 Annual Meeting, our Bylaws require that the stockholder notify us in writing on or before February 20, 2027, but no earlier than January 21, 2027. The notice must include the information required by our Bylaws, which may be obtained on our website at ttec.com under the “Investors” and “Corporate Governance” tabs. If the stockholder does not meet the applicable deadline or comply with the requirements found in the SEC’s Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal. In addition to satisfying the foregoing requirements and those under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2027.

Other Business

We know of no other matter to be acted upon at the 2026 Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, the persons named in the accompanying proxy card as proxies for the holders of our common stock will vote thereon in accordance with their best judgment.

Annual Report

Our 2025 Annual Report is being delivered to the stockholders together with this Proxy Statement. The Annual Report is not part of the proxy materials, however. Additional copies of our 2025 Annual Report may be obtained without charge upon request made to TTEC Holdings, Inc., 100 Congress Avenue, Suite 1425, Austin, TX 78701, Attention: Investor Relations or via an email inquiry at investor.relations@ttec.com.

By Order of the Board of Directors

KENNETH D. TUCHMAN

Chairman and Chief Executive Officer

Austin, TX

April 10, 2026

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ANNEX A

PROPOSED RESOLUTIONS of
THE BOARD OF DIRECTORS OF

TTEC HOLDINGS, INC.

WHEREAS, the Board of Directors (the “Board”) of TTEC Holdings, Inc., a Delaware corporation (the “Company”), has been considering the business merits of a potential redomestication since 2016;

WHEREAS, the Board delegated to the Nominating and Governance Committee (the “Committee”) of the Board the authority to evaluate the merits of remaining a Delaware corporation versus redomesticating outside of Delaware, reviewing and evaluating different jurisdictions for redomestication, and how the redomestication should be accomplished, if at all;

WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to redomesticate the Company from Delaware to Texas (the “Redomestication”) by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) and recommended that the Board approve the Redomestication and submit the redomestication for approval by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders (the “Annual Meeting”);

WHEREAS, the Board has reviewed the Certificate of Conversion to be filed with the Secretary of State of the State of Texas and the Certificate of Conversion to be filed with the Secretary of State of the State of Delaware attached hereto as Exhibits A and B, respectively (the “Certificates of Conversion”), and the following documents, attached hereto as Exhibits C to E, respectively (collectively, the “Redomestication Documents”):

•	Plan of Conversion

•	Certificate of Formation of the Texas Corporation

•	Bylaws of the Texas Corporation

WHEREAS, the Board has discussed and considered the Redomestication and determined that it is in the best interests of the Company and its stockholders to approve the Redomestication, the Certificates of Conversion, and the Redomestication Documents.

NOW, THEREFORE, BE IT RESOLVED, that the Redomestication, including the Redomestication Documents, is hereby authorized, approved, and adopted, subject to approval by the Company’s stockholders at the Annual Meeting, and the Certificates of Conversion are hereby authorized, approved, and adopted;

RESOLVED FURTHER, that the Board hereby directs that the Redomestication (including the Redomestication Documents) and these resolutions approving the Redomestication (the “Redomestication Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the Annual Meeting (the “Redomestication Proposal”);

RESOLVED FURTHER, that the Board hereby recommends a vote “FOR” the Redomestication Proposal and that the Company’s stockholders approve the Redomestication (including the Redomestication Documents) and adopt the Redomestication Board Resolutions at the Annual Meeting;

RESOLVED FURTHER, that, if the Redomestication is approved by the stockholders of the Company at the Annual Meeting, the Board hereby authorizes Kenneth D. Tuchman, Kenneth “Kenny” R. Wagers, and Margaret B. McLean and their designees (each an “Authorized Officer” and collectively, the “Authorized Officers”), or any of them, to determine and complete an effective date and time for and execute and file (or to cause to be filed) the Redomestication Documents and the Certificates of Conversion with the appropriate authorities, to cause the Redomestication Documents and the Certificates of Conversion to become effective in accordance with their terms, and otherwise to do all acts and things necessary or advisable to effectuate the Redomestication as contemplated by the Redomestication Documents and the Certificates of Conversion, the proxy statement for the Annual Meeting, and these resolutions;

RESOLVED FURTHER, that, in accordance with the foregoing resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to (a) include the Redomestication Proposal, including, without limitation, the Redomestication (including the Redomestication Documents) and the Redomestication Board Resolutions in the Company’s proxy materials for the Annual Meeting, and (b) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Company’s common stock in favor of the Redomestication Proposal, including, without limitation, the Texas Redomestication (including the Redomestication Documents) and the Redomestication Board Resolutions, at the Annual Meeting;

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RESOLVED FURTHER, that consistent with the foregoing resolutions, each Authorized Officer is authorized, empowered, and directed, in the name and on behalf of the Company, to do all things, to take all actions, and to execute, deliver, and file all other agreements, instruments, reports, documents, and regulatory and other notices as he may determine to be necessary or appropriate in effectuating all or any of the foregoing resolutions (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions, or the execution, delivery, or filing of such agreements, instruments, reports, documents, or regulatory or other notices by such Authorized Officer);

RESOLVED FURTHER, that any and all actions taken and all agreements, instruments, reports, documents, and regulatory and other notices executed, delivered, or filed through the date hereof, and any and all actions to be taken and all agreements, instruments, reports, documents, and regulatory and other notices to be executed, delivered, or filed after the date hereof, by an Authorized Officer, or any agents, attorneys, accountants, auditors, and outside consultants of the Company, in the name and on behalf of the Company, in connection with or with respect to effectuating all or any of the foregoing resolutions are hereby authorized, approved, ratified, and confirmed in all respects;

RESOLVED FURTHER, that each Authorized Officer be, and hereby is, authorized, empowered, and directed to pay all such fees, costs, expenses and taxes incurred by or on behalf of the Company as such Authorized Officer may determine to be necessary or appropriate in connection with the foregoing resolutions (such determination to be conclusively, but not exclusively, evidenced by such payment);

RESOLVED FURTHER, that the omission from the foregoing resolutions of any agreement, instrument, document, action, or other arrangement contemplated by any of the agreements, documents, reports, filings, instruments, or arrangements described in the foregoing resolutions or any action to be taken in accordance with any requirement of any of the agreements, documents, reports, filings, instruments, or arrangements described in or relating to the foregoing resolutions shall in no manner derogate from the authority of each Authorized Officer to take all actions necessary, advisable, or desirable to consummate, effectuate, carry out, or further the transactions contemplated by, and the intent and purposes of, the foregoing resolutions; and

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Redomestication (including the Redomestication Documents) and the adoption of these resolutions, the Board may, at any time prior to the effective time of the Redomestication, abandon the Redomestication without further action by the stockholders of the Company if the Board determines that the Redomestication is no longer in the best interests of the Company and its stockholders.

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EXHIBIT A

Certificate of Conversion to be filed with the Secretary of State of the State of Texas

Form 647
(Revised 12/23)

Return in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512-463-5555
FAX: 512-463-5709

Filing Fee: See instructions

This space reserved for office use.

Certificate of Conversion of a Foreign Entity Converting to a Texas Filing Entity

Converting Entity Information

The converting entity is a: (Select the appropriate entity type from the list shown below.)

- ☑ For-Profit Corporation
- ☐ Nonprofit Corporation
- ☐ Professional Corporation
- ☐ Professional Association
- ☐ Other: ______________________ *Specify type of entity.*
- ☐ Limited Liability Company
- ☐ Professional Limited Liability Company
- ☐ Limited Partnership
- ☐ Cooperative Association
- ☐ General Partnership

The file number, if any, issued to the converting entity is: ______________________

Converted Entity Information

The foreign entity named above is converting to a filing entity formed under the Texas Business Organizations Code. The name of the converted entity is:

TTEC Holdings, Inc.

(Name of entity after the conversion must include an organizational identifier for the entity type selected below.)

The converted entity will be formed under the laws of Texas.

The converted entity is a: (Select the appropriate entity type from the list shown below.)

- ☑ For-Profit Corporation
- ☐ Nonprofit Corporation
- ☐ Professional Corporation
- ☐ Professional Association
- ☐ Limited Liability Company
- ☐ Professional Limited Liability Company
- ☐ Limited Partnership
- ☐ Cooperative Association

Form 647 Page 1 of 3

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Plan of Conversion *or* Alternative Statements

☑ The plan of conversion is attached.

If the plan of conversion is not attached, the following statements must be completed.

☐ In lieu of attaching the plan of conversion, the converting entity certifies to the following statements by providing an address in Items 1 and 2.

1. A signed plan of conversion is on file at the principal place of business of the converting entity. The address of the principal place of business of the converting entity is:

Street or Mailing Address	City	State	Country	Zip Code

2. A signed plan of conversion will be on file after the conversion at the principal place of business of the converted entity. The address of the principal place of business of the converted entity is:

Street or Mailing Address	City	State	Country	Zip Code

A copy of the plan of conversion will be furnished on written request without cost by the converting entity before the conversion or by the converted entity after the conversion to any owner or member of the converting entity or converted entity.

Supplemental Provisions/Information

Text Area: [The attached addendum, if any, is incorporated herein by reference.]

Certificate of Formation for the Converted Entity

☑ The certificate of formation for the converted Texas filing entity is attached to this certificate of conversion as an attachment or exhibit to either (i) the plan of conversion or (ii) this certificate if the plan has not been attached to the certificate of conversion. The certificate of formation includes a statement that the converted entity is formed under a plan of conversion and the name, address, date of formation, prior form of organization, and jurisdiction of formation of the converting entity.

Approval of the Plan of Conversion

The plan of conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the converting entity.

Form 647 Page 2 of 3

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Effectiveness of Filing (Select either A, B, or C.)

A. ☑ This document becomes effective when the document is accepted and filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ______________________

C. ☐ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is: ______________________

The following event or fact will cause the document to take effect in the manner described below:

Tax Certification

☑ Attached hereto is a certificate from the Texas Comptroller of Public Accounts that certifies the converting entity is in good standing for purposes of conversion.

OR

☐ In lieu of providing the tax certificate, the converted entity is liable for the payment of any required franchise taxes.

Execution

The undersigned signs the document subject to the penalties imposed by law for submission of a materially false or fraudulent instrument. The undersigned certifies that the statements contained herein are true and correct, and that the person signing is authorized under the provisions of the Texas Business Organizations Code, or other law applicable to and governing the converting entity, to execute the filing instrument.

Date: ______________________

By: TTEC Holdings, Inc.
Name of converting entity (see instructions)

____
Signature and title of authorized person (see instructions)

____
Printed or typed name of authorized person

Print **Reset**

Form 647 Page 3 of 3

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EXHIBIT B

Certificate of Conversion to be filed with the Secretary of State of the State of Delaware

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A DELAWARE CORPORATION

TO A NON-DELAWARE ENTITY

PURSUANT TO SECTION 266 OF

THE DELAWARE GENERAL CORPORATION LAW

1.The name of the Delaware corporation is TTEC Holdings, Inc. The name under which its Certificate of Incorporation was originally filed was “TeleTech Holdings, Inc.”

2. The date of filing of its original Certificate of Incorporation with the Delaware Secretary of State is December 22, 1994.

3. The jurisdiction to which the corporation shall convert is Texas and the name under which the entity shall be known is “TTEC Holdings, Inc.”

4. The conversion has been approved in accordance with Section 266 of the Delaware General Corporation Law.

5. The corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of such other entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of Title 8, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such action, suit or proceeding.

6. The address to which a copy of the process shall be mailed by the Secretary of State is 100 Congress Ave., Suite 1425, Austin, Texas 78701.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the                              day of                , A.D.                   .

By:

Authorized Officer

Name:

Print or Type

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EXHIBIT C

Plan of Conversion

Plan of Conversion

of

TTEC Holdings, Inc., a Delaware corporation

into

TTEC Holdings, Inc., a Texas corporation

This Plan Of Conversion (this “Plan”), dated as of [•], 2026, is hereby adopted by TTEC Holdings, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, TTEC Holdings, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as are required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1. Plan of Conversion.

(a) The name of the Converting Entity is “TTEC Holdings, Inc.”, a Delaware corporation.

(b) The name of the Converted Entity is “TTEC Holdings, Inc.”, a Texas corporation.

(c) The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “TTEC Holdings, Inc.”

(d) The Converted Entity is to be a for-profit corporation, and its jurisdiction of formation is the State of Texas.

(e) As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock, par value $0.01 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any

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instrument to convert into or based on the value of, the same amount of common stock or other equity securities of Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share.

(f) As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

(g) At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of common stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of common stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of common stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

(h) As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2. Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time specified in the Texas Certificate shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL, including the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware.

3. Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Sections 1(e) through 1(h) of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4. Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted

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Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5. Foreign Qualifications of Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7. Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

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IN WITNESS WHEREOF, TTEC Holdings, Inc., a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

TTEC Holdings, Inc., a Delaware corporation

By: ________________________

Name:______________________

Title:_______________________

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EXHIBIT D

Certificate of Formation of the Texas Corporation

CERTIFICATE OF FORMATION

OF

TTEC HOLDINGS, INC.

TTEC Holdings, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

A. TTEC Holdings, Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 100 Congress Avenue, Suite 1425, Austin, Texas 78701, was originally incorporated on December 22, 1994 (as “TeleTech Holdings, Inc.”).

B. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “TTEC Holdings, Inc.” on [●], 2026 pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.

ARTICLE I

ENTITY NAME; TYPE

The name of the Corporation is “TTEC Holdings, Inc.” The Corporation is a for-profit corporation.

ARTICLE II

REGISTERED OFFICE; INITIAL MAILING ADDRESS

The address of the Corporation’s initial registered office in the State of Texas is 1999 Bryan Street, Suite 900, Dallas, Texas 75201. The name of its initial registered agent at such address is The Corporation Trust Company. The initial mailing address of the Corporation is 100 Congress Avenue, Suite 1425, Austin, Texas 78701.

ARTICLE III

NATURE OF BUSINESS

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

ARTICLE IV

CAPITAL STOCK

Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is one hundred fifty million (150,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).

Section 4.2. Class Voting. Except as otherwise required by this Certificate of Formation, and notwithstanding any provision of the TBOC to the contrary, all classes or series of stock shall only be entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as defined in the TBOC, unless a vote by any holders of one or more class or series of Preferred Stock is required

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by the express terms of any class or series of Preferred Stock as provided for in, or fixed pursuant to the provisions of, Section 4.4 of this Article IV.

Section 4.3. Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this certificate of formation (this “Certificate of Formation,” which term, as used herein, shall mean the certificate of formation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock), and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the shareholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one more other such series, to vote thereon pursuant to this Certificate of Formation or pursuant to the TBOC. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation, and further subject to the Bylaws of the Corporation (the “Bylaws”), the vote of shareholders holding a majority of the shares of stock entitled to vote on the matter then outstanding shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental action” or any “fundamental business transaction” as defined in the TBOC.

(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4. Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions, and to set forth in a certification of designations filed pursuant to the TBOC, the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

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(b) The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4.5. No Preemptive Rights. No shareholder of this Corporation shall, by reason of holding shares of any class of stock of this Corporation, have any preemptive or preferential right to purchase or subscribe for any shares of any class of stock of this Corporation, now or hereafter to be authorized (or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of any such shareholder), other than such rights, if any, as the Board of Directors, at its discretion, from time to time may grant, and at such price as the Board of Directors at its discretion may fix; and the Board of Directors may issue shares of any class of stock of this Corporation or any notes, debentures, bonds or other securities convertible into or carrying options, or warrants or rights to purchase shares of any class without offering any such shares of any class of such notes, debentures, bonds or other securities, either in whole or in part, to the existing shareholders of any class.

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ARTICLE V

DIRECTORS

Section 5.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.2. Initial Directors; Number of Directors; Election; Term.

(a) The names and addresses of the directors constituting the initial Board of Directors are as follows:

Name		Address
1.	Kenneth D. Tuchman	100 Congress Avenue, Suite 1425, Austin, Texas 78701
2.	Steven J. Anenen	100 Congress Avenue, Suite 1425, Austin, Texas 78701
3.	Tracy L. Bahl	100 Congress Avenue, Suite 1425, Austin, Texas 78701
4.	Gregory A. Conley	100 Congress Avenue, Suite 1425, Austin, Texas 78701
5.	Robert N. Frerichs	100 Congress Avenue, Suite 1425, Austin, Texas 78701
6.	Marc L. Holtzman	100 Congress Avenue, Suite 1425, Austin, Texas 78701
7.	Gina L. Loften	100 Congress Avenue, Suite 1425, Austin, Texas 78701

(b) Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely in the manner provided in the Bylaws.

(c) Notwithstanding the foregoing provisions of this Section 5.2, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

Section 5.3. Vacancies. Vacancies in the Board of Directors may be filled in any manner permitted by the TBOC and set forth in the Bylaws, in each case to the extent permitted by the TBOC.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VII

WRITTEN BALLOT; ACTION WITHOUT MEETING; CUMULATIVE VOTING

Section 7.1. Written Ballot. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

Section 7.2. Action by Written Consent of Shareholders. Any action required or permitted by the TBOC, this Certificate of Formation, or the Bylaws, to be taken at any annual or special meeting of the shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Any such action taken by written consent shall be delivered to the Corporation at its principal place of business or as otherwise provided in the Bylaws. Prompt notice of the

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taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

Section 7.3. No Cumulative Voting. Shareholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

ARTICLE VIII

SPECIAL MEETINGS; INTRODUCTION OF BUSINESS

Section 8.1. Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, or (to the extent required by the TBOC ) the president, or at the request in writing of the holders of not less than twenty-five percent (25%) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting.

Section 8.2. Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE IX

LIMITATION OF PERSONAL LIABILITY

To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, or the officer’s capacity as an officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Article IX by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Article IX will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

ARTICLE X

INDEMNIFICATION

To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its directors, officers and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise.

ARTICLE XI

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation (including any rights, preferences or other designations of Preferred Stock), in the

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manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI.

ARTICLE XII

DERIVATIVE PROCEEDINGS; FORUM SELECTION; WAIVER OF JURY TRIAL

Section 12.1. Derivative Proceedings. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. During any time that the Corporation has its Common Stock listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least three percent (3%) of the outstanding shares of the Corporation.

Section 12.2. Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the Third Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Western District of Texas, Austin Division) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws, (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section 12.2 of this Article XII, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of this Section 12.2 of this Article XII is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Western District of Texas, Austin Division) (a “Foreign Action”) by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to, (y) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Western District of Texas, Austin Division) in connection with any action brought in any such court to enforce this Section 12.2 of this Article XII and (z) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Section 12.2 of this Article XII with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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Section 12.3. WAIVER OF JURY TRIAL. ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF SECTION 12.2 OF THIS ARTICLE XII.

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IN WITNESS WHEREOF, TTEC Holdings, Inc. has caused this Certificate of Formation to be signed by a duly authorized officer of the Corporation on this ____ day of ___________, 2026.

By: ________________________

Name:______________________

Title:_______________________

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EXHIBIT E

Bylaws of the Texas Corporation

BYLAWS

OF

TTEC HOLDINGS, INC.

ARTICLE I

OFFICES

Section 1.1 Registered Office. The initial registered office of TTEC Holdings, Inc., a Texas corporation (the “Corporation”), shall be fixed in the Certificate of Formation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock (the “Certificate of Formation”).

Section 1.2 Other Offices. The Board of Directors of the Corporation (the “Board of Directors” or the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 2.1 Place of Meetings. Meetings of shareholders shall be held at any place, within or outside the State of Texas, designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the Corporation’s principal executive office. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a shareholders’ meeting may participate in the meeting by means of remote communication and may be considered present in person and may vote at the meeting, whether held at a designated place or solely by means of remote communication, subject to the conditions imposed by applicable law.

Section 2.2 Annual Meeting. The annual meeting of shareholders shall be held on such date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted. The Board of Directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

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Section 2.3 Special Meeting.

(a)       Power to Call Special Meeting. A special meeting of the shareholders, other than those required by statute, may be called at any time only by (i) the Board of Directors, (ii) the Chairperson of the Board of Directors, (iii) the Chief Executive Officer, (iv) (to the extent required by the TBOC) the President, (v) at the request in writing of shareholders owning at least twenty-five percent (25%) of all shares issued and outstanding and entitled to vote at such meeting, or (vi) as otherwise provided in the Certificate of Formation. A special meeting of the shareholders may not be called by any other person or persons. The Board of Directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

(b)  Date, Time and Place. Any special meeting properly called shall be held on such date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the special meeting; provided, however, that the special meeting shall not be held more than 120 days after receipt of a request for a special meeting of shareholders submitted by one or more shareholders (a “Special Meeting Request”).

(c) Purpose. The notice of a special meeting shall include the purpose or purposes for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the shareholders holding at least twenty-five percent (25%) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting who have requested such special meeting.

(d) Required Form of Special Meeting Request. To be in a proper form, a Special Meeting Request must: (i) be in writing, signed and dated by each shareholder of record submitting the Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made, or such shareholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Shareholder”); (ii) be delivered in person or by registered mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary of the Corporation at the principal executive offices of the Corporation; (iii) specify in reasonable detail the specific purpose(s) of and the business proposed to be conducted at the special meeting and the reasons the Requesting Shareholder is proposing such business; (iv) suggest a date for the special meeting, which date shall be no fewer than 30 and no more than 120 days from the date on which the Special Meeting Request is delivered to the Secretary of the Corporation; and (v) contain the following information:

(i) in the case of any director nominations proposed to be presented at the special meeting, the information required by Sections 3.11 and 3.12 of these Bylaws;

(ii) in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 2.4 of these Bylaws with respect to annual meetings of shareholders;

(iii) a representation that each Requesting Shareholder, or one or more representatives of each such shareholder, intends to appear in person at the special meeting to present the proposal(s) or business to be brought before the special meeting;

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(iv) documentary evidence that the Requesting Shareholders had ownership of at least twenty-five percent (25%) of all shares issued and outstanding and entitled to vote at such meeting, based upon the Corporation’s most recent public report of the number of issued and outstanding shares (the “Requisite Percentage”), as of the date of delivery of the Special Meeting Request to the Secretary; provided, however, that if any of the Requesting Shareholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten days after the date of delivery of the Special Meeting Request to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made had, together with any Requesting Shareholders who are beneficial owners, stock ownership of the Requisite Percentage as of the date of delivery of such Special Meeting Request to the Secretary;

(v) an agreement by the Requesting Shareholders to (1) notify the Corporation promptly in the event of any change prior to the time of the special meeting in any Requesting Shareholder’s stock ownership following the date on which the Special Meeting Request was delivered to the Secretary, (2) timely provide to the Corporation any updates or supplements to the information provided in the Special Meeting Request at the times and in the forms required by Section 2.4(e) or Section 3.12(f) of these Bylaws so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten business days prior to the date of the special meeting or any adjournment or postponement thereof, or, if there are fewer than ten business days between the date of the special meeting and such adjourned or postponed meeting, then as of the date of the special meeting so adjourned or postponed, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for notice of and voting at the special meeting (in the case of an update and supplement required to be made as of such record date), and not later than eight business days prior to the date of the special meeting or, if practicable, any adjournment or postponement thereof and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed (in the case of an update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof) and (3) promptly provide any other information reasonably requested by the Corporation; and

(vi) an acknowledgement that prior to the special meeting any disposition of shares of the Corporation's common stock included within any Requesting Shareholder’s stock ownership as of the date on which the Special Meeting Request was delivered to the Secretary shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and that any decrease in the Requesting Shareholders’ aggregate stock ownership to less than the Requisite Percentage shall be deemed to be an absolute revocation of such Special Meeting Request.

(e) Revocation of Special Meeting Request. The Requesting Shareholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation or any deemed revocation pursuant to Section 2.3(d)(vi), there are unrevoked requests from Requesting Shareholders holding in the aggregate less than the Requisite Percentage or there are no unrevoked requests at all, the Board, in its discretion, may cancel the special meeting. If none of the Requesting Shareholders appears or sends a duly authorized agent to present

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the business specified in the Special Meeting Request at the special meeting, the Corporation need not (but may, in the discretion of the Board of Directors) present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matters may have been received by the Corporation.

(f) Additional Matters. The Board of Directors in its discretion may authorize additional matters to be considered by the shareholders at a special meeting beyond those stated in the Special Meeting Request.

(g) Invalidity of Special Meeting Request. A Special Meeting Request shall not be valid, and a special meeting requested by shareholders shall not be held, if: (i) the Special Meeting Request does not comply with this Section 2.3; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law; (iii) the Special Meeting Request is delivered during the period commencing 120 days prior to the anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the earlier of (1) the date of the next annual meeting or (2) 30 days after the anniversary of the date of the previous annual meeting; (iv) an identical or substantially similar item as determined in good faith by the Board (a “Similar Item”), other than the election of directors, (1) was presented at an annual or special meeting of shareholders held not more than 12 months before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; (v) a proposed item of business involves the election or removal of directors, changing the size of the Board of Directors, the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors or any similar matter as determined in good faith by the Board (an “Election Item”) and any such Election Item (1) was presented at an annual or special meeting of shareholders held not more than 120 days before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable law.

Section 2.4 Requirements for Shareholder Business to be Brought Before an Annual Meeting.

(a) Business Properly Brought Before an Annual Meeting. At an annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been properly brought before any such meeting. To be properly brought before an annual meeting of shareholders of the Corporation, business must be:

(i) brought before any such meeting by the Corporation and specified in the notice of any such meeting (or supplement thereto) given by or at the direction of the Board of Directors,

(ii) brought before any such meeting by or at the direction of the Board of Directors, or

(iii) otherwise properly brought before any such meeting by a shareholder (or a group of shareholders) who:

(A) was a shareholder of record (and, with respect to any beneficial owner or beneficial owners, if different, on whose behalf such business is proposed, only if each such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving Timely Notice (as defined in Section 2.4(c) of these Bylaws) and at the time of any such meeting,

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(B) is entitled to vote at any such meeting, and

(C) has complied with this Section 2.4 as to the business proposed to be properly brought before an annual meeting of shareholders of the Corporation.

(b) Shareholder Business to be Brought Before an Annual Meeting. A shareholder may propose business (other than a director nomination) to be properly brought before an annual meeting of the shareholders of the Corporation in one, but only one, of the following ways:

(i) by meeting the eligibility requirements of, and by following the procedures required by, Rule 14a-8 (“Rule 14a-8”) promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Exchange Act, for having a shareholder’s proposal included in the Corporation’s proxy statement and identified in the Corporation’s form of proxy card for such annual meeting, in which case, if the staff of the Commission has not permitted the Corporation to exclude such shareholder’s proposal from the Corporation’s proxy statement and form of proxy card for such annual meeting pursuant to Rule 14a-8, this Section 2.4(b)(i) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of the shareholders and the shareholder’s proposal will be included in the notice of meeting given by or at the direction of the Board of Directors pursuant to Section 2.4(a)(i) of these Bylaws, or

(ii) if the shareholder elects not to comply with Rule 14a-8, by meeting the eligibility requirements of Section 2.4(a)(iii) of these Bylaws, and by complying with each of the requirements of Section 2.4(c), Section 2.4(d), Section 2.4(e) and Section 2.4(g) of these Bylaws to propose business to be properly brought before an annual meeting of shareholders of the Corporation, in which case this Section 2.4(b)(ii) shall be the exclusive means for such shareholder to propose business to be brought before an annual meeting of the shareholders.

(c) Requirement of Timely Notice of Shareholder Business. Without exception, for business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.4(b)(ii) of these Bylaws, the shareholder shall:

(i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and

(ii) provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.

For a shareholder’s notice to be timely for the purposes of Section 2.4(c)(i) or Section 3.12(b) of these Bylaws, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the one year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not less than 90 days nor more than 120 days prior to the date of such annual meeting, or, if later, ten days following the day on which a public announcement (as defined in Section 2.4(h)(ii) of these Bylaws) of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment, postponement, or cancellation of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

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(d) Requirements for Proper Form of Shareholder Notice of Proposed Business. To be in proper form for purposes of Section 2.4(c)(i) of these Bylaws, a shareholder’s Timely Notice to the Secretary of the Corporation must set forth:

(i) Shareholder Information. As to each Proposing Person (as defined in Section 2.4(h)(i) of these Bylaws), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 promulgated by the Commission under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such shareholder, including, without limitation, any agreement that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D promulgated by the Commission under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to any Proposing Person), (D) a complete and accurate description of any pending, or to the Proposing Person’s knowledge, threatened, legal proceeding in which such Proposing Person is a party or participant involving the Corporation or, to such Proposing Person’s knowledge, involving any current or former officer, director, affiliate or associate of the Corporation, (E) any direct or indirect interest (other than solely as a result of ownership of securities of the Corporation) of the Proposing Person in any contract with any principal competitor (including any employment agreement, collective bargaining agreement or consulting agreement), (F) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act, (G) a representation that the Proposing Person (or a qualified representative of the Proposing Person) intends to appear in person at the annual meeting to propose such business, and (H) a representation whether the Proposing Person intends to deliver a proxy statement or form of proxy, or both, to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal, or whether the Proposing Person intends otherwise to solicit proxies from shareholders in support of the proposal, or whether the Proposing Person intends to do both (the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Shareholder Information”);

(ii) Information Regarding Disclosable Interests. As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) such derivative, swap or other transactions convey any

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voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (E) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any (the interests identified and described pursuant to the foregoing clauses (A) through (E) are hereinafter referred to collectively as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder of record directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(iii) Description of Proposed Business. As to each item for discussion or vote that the Proposing Person proposes to bring before the annual meeting, (A) a reasonably brief description of such business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest in such business of each Proposing Person, and (B) the text of the proposal or business (including the text of any resolutions proposed to be approved or adopted by the shareholders or amendments to these Bylaws proposed for consideration) (the information required by this Section 2.4(d)(iii), together with the Shareholder Information required by Section 2.4(d)(i) of these Bylaws and the information regarding Disclosable Interests required by Section 2.4(d)(ii) of these Bylaws, is referred to collectively in these Bylaws as the “Timely Notice Information”); and

(iv) Representation as to Accuracy of Information. A representation from the shareholder providing the Timely Notice in writing and in proper form to the Secretary of the Corporation pursuant to Section 2.4(c)(i) of these Bylaws that none of the Timely Notice Information contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and that, at the date of the Corporation’s notice of the annual meeting at which the business of the Proposing Person is proposed to be brought is first mailed to the shareholders of the Corporation, and at the time of the such annual meeting, the Timely Notice Information (as updated and supplemented

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pursuant to Section 2.4(e) of these Bylaws) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e) Update and Supplement of Shareholder Timely Notice of Proposed Business. A shareholder providing Timely Notice in writing and in proper form of business proposed to be properly brought before a meeting of shareholders of the Corporation must further update and supplement such Timely Notice, if necessary, so that the Timely Notice Information provided or required to be provided pursuant to this Section 2.4 shall be true and correct and in proper form as of the record date for determining shareholders entitled to vote at the meeting and as of the date, if later, that is ten business days prior to the date of the meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining shareholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at the meeting), and not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of the meeting or any adjournment or postponement thereof). Such update and supplement shall (A) be made only to the extent that information has changed in any material respect since the Proposing Person’s prior submission and (B) clearly identify the information that has changed since the Proposing Person’s prior submission. Any information provided pursuant to this Section 2.4(e) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 2.4 and shall not extend the time period for the delivery of notice pursuant to this Section 2.4. If a Proposing Person fails to provide any written update or supplement in accordance with this Section 2.4(e), the information as to which such written update or supplement relates may be deemed not to have been provided in accordance with this Section 2.4.

(f) Business Not Properly Brought Before a Meeting. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of shareholders of the Corporation except in accordance with this Section 2.4. The chair of the annual meeting may determine and declare, if the facts warrant, at the annual meeting that business was not properly brought before the annual meeting and in accordance with this Section 2.4, and, if the chair of the annual meeting should so determine, the chair will so declare at the annual meeting and any such business not properly brought before the annual meeting will not be transacted. Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by applicable law, (i) if the shareholder does not provide the information required under Section 2.4(e) of these Bylaws, (A) within five business days following the record date for determining shareholders entitled to vote at the annual meeting of shareholders (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at the annual meeting), and (B) not later than eight business days prior to the date of the annual meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of the annual meeting or any adjournment or postponement thereof), or (ii) if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting to present the business described in the shareholder’s Timely Notice in proper form delivered pursuant to this Section 2.4, such business need not (but may, in the discretion of the Board of Directors) be transacted, notwithstanding that proxies in respect of such vote may have been received by the

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Corporation. For purposes of this Section 2.4(f), to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or authorized by a writing executed by such shareholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the proposing of the business at the annual meeting by the shareholder stating that the person is authorized to act for the shareholder as the shareholder’s qualified representative at the annual meeting of shareholders.

(g) Exchange Act Compliance; Rule 14a-8. In addition to the requirements of this Section 2.4 with respect to any business proposed to be properly brought before an annual meeting of shareholders by a shareholder, each Proposing Person shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to any such business proposed to be properly brought before an annual meeting of shareholders by a shareholder.

Nothing in this Section 2.4 shall be deemed to affect the rights of (i) shareholders to request the inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) promulgated by the Commission under the Exchange Act, or (ii) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision). The notice requirements of Section 2.4(c), Section 2.4(d), and Section 2.4(e) of these Bylaws will not apply to any shareholder who has notified the Corporation of such shareholder’s intention to present a shareholder proposal only pursuant to and in compliance with Rule 14a-8 and Section 2.4(b)(i) of these Bylaws.

(h) Certain Definitions.

(i) “Proposing Person”. For purposes of these Bylaws, the term “Proposing Person” shall mean (A) the shareholder providing the notice of business proposed to be brought before an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (C) each affiliate or associate (each as defined in Rule 12b-2 promulgated by the Commission under the Exchange Act for purposes of these Bylaws) of such shareholder or beneficial owner, (D) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or beneficial owner, and (E) any “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A) with such shareholder or beneficial owner with respect to any proposed business..

(ii) “Public Announcement”. For purposes of these Bylaws, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, or in a notice given pursuant to any applicable rules or regulations of any stock exchange or other self-regulatory organization applicable to the Corporation (such rules or regulations being herein referred to collectively as “SRO Rules”).

(i) Shareholder Director Nominations. Shareholders seeking to nominate persons for election to the Board of Directors must comply with Section 3.12 of these Bylaws, and this Section 2.4 shall not be applicable to nominations of persons for election to the Board of Directors made by shareholders of the Corporation except as expressly provided in Section 3.12 of these Bylaws.

Section 2.5 Notice of Shareholders’ Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any,

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date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the Certificate of Formation or these Bylaws, the written notice of any meeting of shareholders shall be given not less than ten nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.

Notwithstanding the foregoing, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.

Section 2.6 Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the Certificate of Formation or these Bylaws.

If a quorum is not present or represented at any meeting of the shareholders, then either (i) the chair of the meeting, or (ii) the holders of a majority of the shares present in person or represented by proxy and entitled to vote thereat, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Section 2.7 Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 2.11 of these Bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.8 Conduct of Business. Meetings of shareholders shall be presided over by the Chief Executive Officer of the Corporation, or, in the absence of such person, the Chairperson of the Board of Directors, or, in the absence of such person, such person as the Board of Directors may designate as chair of the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in the absence of the Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it

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shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, (i) establishing an agenda or order of business for the meeting, (ii) prescribing rules, regulations and procedures for maintaining order at the meeting and the safety of those present, (iii) prescribing rules, regulations and procedures limiting entry to and participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, and such other persons as the chair of the meeting shall permit, (iv) prescribing rules, regulations and procedures restricting entry to the meeting after the time fixed for the commencement thereof, (v) prescribing rules, regulations and procedures limiting the number of times shareholders and other authorized meeting participants may address the meeting and limiting the number of questions that may be asked by shareholders and other authorized meeting participants, (vi) prescribing rules, regulations and procedures limiting the time allotted to shareholders and other authorized meeting participants to make motions or nominations, ask questions, or make comments, (vii) prescribing rules, regulations and procedures for the opening and closing of the polls for each matter upon which shareholders will vote at the meeting and for the matters which are to be voted on by ballot, (viii) removing any shareholder or any other individual who refuses to comply with meeting rules, regulations or procedures, (ix) restricting the use of audio and video recording devices, cell phones and other electronic devices, (x) establishing rules, regulations or procedures for compliance with any state or local laws or regulations, including those concerning safety, health and security, (xi) implementing procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting, and (xii) adjourning the meeting (whether or not a quorum is present). Unless, and only to the extent, determined by the Board of Directors or the chair of the meeting, meetings of shareholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Section 2.9 Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to Sections 6.251 and 6.252 (relating to voting rights of fiduciaries, pledgors and joint owners of stock), and Subchapter D of Chapter 6 (relating to voting of ownership interests), of the TBOC.

Except as may be otherwise provided in the Certificate of Formation or these Bylaws, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder.

Directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Except as otherwise required by law, the Certificate of Formation or these Bylaws, the affirmative vote of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy at the meeting and entitled to vote on the subject matter, other than the election of directors, shall be the act of the shareholders. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the Certificate of Formation or these Bylaws.

Section 2.10 Shareholder Action by Written Consent Without a Meeting.

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(a) Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted by the TBOC, the Certificate of Formation, or these Bylaws, to be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders or all shares entitled to vote on the action were present and voted, and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded.

(b) Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this Section 2.10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing, provided further that failure to provide such notice shall not affect the validity of such action.

(c) Information Required Prior to Consent Solicitation. Any shareholder seeking to have the shareholders authorize or take corporate action by written consent shall, at the same time such shareholder requests the Board of Directors to fix a record date pursuant to Section 2.11(b) of these Bylaws, furnish to the Board of Directors the information and undertakings specified in this Section 2.10(c) in writing in proper form.

(i) Requirements for Proper Form of Request for Consent Solicitation Record Date. To be in proper form for purposes of this Section 2.10(c), a shareholder’s notice to the Secretary of the Corporation shall set forth:

(A) Shareholder Information. As to each Consent Shareholder (as defined in this Section 2.10(c)(ii)), the Shareholder Information (as defined in Section 2.4(d)(i) of these Bylaws, except that for purposes of this Section 2.10(iii), the term “Consent Shareholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(i) of these Bylaws);

(B) Description of Actions To Be Taken By Consent. A description of the action or actions the Consent Shareholder seeks to have the shareholders take by written consent;

(C) Information Regarding Disclosable Interests. As to each Consent Shareholder, any Disclosable Interests (as defined in Section 2.4(d)(ii) of these Bylaws, except that for purposes of this Section 2.10(c), the term “Consent Shareholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(ii) of these Bylaws); and

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(D) Representation of Accuracy. The Consent Shareholder’s representation that none of the information provided to the Corporation by the Consent Shareholder pursuant to Section 2.11(b) and this Section 2.10(c) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(ii) “Consent Shareholder”. For purposes of these Bylaws, the term “Consent Shareholder” shall mean (i) any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent that requests the Board of Directors to fix a record date pursuant to Section 2.11(b) of these Bylaws, and (ii) any affiliate or associate of such shareholder.

(iii) Other Information to be Furnished by Consent Shareholder. The Corporation may require the Consent Shareholder to furnish such other information as may reasonably be required by the Corporation.

Section 2.11 Record Dates.

(a) Annual or Special Meeting. In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 2.11 at the adjourned meeting.

(b) Action by Written Consent. In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

A shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice in proper form, to the attention of the Secretary of the Corporation, request the Board of Directors to fix a record date (a “Consent Record Date Request”). To be in proper form the Consent

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Record Date Request must demonstrate that the requesting shareholder or shareholders own at least ten percent (10%) of all shares issued and outstanding and entitled to execute a valid written consent, based upon the Corporation’s most recent public report of the number of issued and outstanding shares as of the date of delivery, and committing that any solicitor retained by such shareholder or shareholders will be required to use its best efforts to solicit consents from all shareholders.

The Board of Directors shall promptly, but in all events within 20 days after the date on which such a proper Consent Record Date Request is received, adopt a resolution fixing the record date, which record date shall not be more than ten days following the date on which the Board of Directors takes the action fixing the record date. If no record date has been fixed by the Board of Directors within 20 days after the date on which such a proper Consent Record Date Request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested.

If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

The Board of Directors in its discretion may require as a condition to setting the record date in response to a Consent Record Date Request that the period during which valid written consents may be solicited following the record date will be limited to a number of days, not less than 60, as specified by the Board of Directors.

The Board of Directors may decline to act upon a Consent Record Date Request delivered during the period commencing 90 days prior to the scheduled date of an annual or special meeting of shareholders and ending 30 days after such meeting.

(c) Other Purposes. In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12 Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A written proxy may be in any form of electronic

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transmission permitted under the TBOC which sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the person as provided in Section 21.367 of the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Prior to the time set for the closing of the polls at a meeting of shareholders, a shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing a subsequent duly executed proxy with the Secretary of the Corporation.

Section 2.13 List of Shareholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, not later than the 11th day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting. The shareholder list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares of each class registered in the name of each shareholder and such other information as required by the TBOC. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation for at least ten days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

Section 2.14 Inspectors of Election. Before any meeting of shareholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, then the chair of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

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In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspector or inspectors may consider such information as is permitted by applicable law.

Section 2.15 Application to Stock Other Than Common. The provisions of this Article II shall be applicable to meetings of holders of classes and series of stock of the Corporation other than its common stock unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will control.

ARTICLE III

DIRECTORS

Section 3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the TBOC or the Certificate of Formation.

Section 3.2 Number of Directors. The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the Certificate of Formation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the Board of Directors; provided, that such number shall not be less than two (2) nor more than eleven (11). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.3 Election, Term of Office and Qualification of Directors. At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Except as provided in Section 3.4 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be shareholders and need not be residents of the State of Texas unless so required by the Certificate of Formation or these Bylaws, but they must have been nominated by either the Board of Directors or by shareholders in accordance with the procedures set forth in these Bylaws, the corporation’s Corporate Governance Guidelines, and applicable law in order to be eligible for election as directors.

Section 3.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the Corporation unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided in the Certificate of Formation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the Certificate of Formation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (1) the Board of Directors at any meeting of the Board of Directors by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or (2) a

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sole remaining director, in each case to the extent permitted by the TBOC and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Notwithstanding the foregoing, during the period between two successive annual meetings of shareholders, the Board of Directors may not fill more than two vacancies created by an increase in the number of directors.

Section 3.5 Place of Meetings; Meetings by Telephone. The Board of Directors may hold meetings, both regular and special, either within or outside the State of Texas. Unless otherwise restricted by the Certificate of Formation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 3.7 Special Meetings; Notice. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairperson of the Board of Directors or the Chief Executive Officer, and shall be called by the Chairman of the Board or the Secretary at the request of a majority of the members of the Board of Directors. Notice of meetings shall be given at least twenty-four (24) hours prior to the meeting, either personally, by telephone, by mail or, on consent of a director, by electronic transmission.

Section 3.8 Quorum; Voting. At all meetings of the Board of Directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chair chosen at the meeting. The Secretary shall, if present, act as secretary of the meeting, but, in his or her absence, the chair of the meeting may appoint any person to act as secretary of the meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Formation or these Bylaws. To the maximum extent permitted by the TBOC, in the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors thereof not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the Board of Directors.

Section 3.9 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the

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writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.10 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board of Directors shall have authority to determine, from time to time, the amount of compensation which shall be paid to its members for their services as directors and as members of committees. The Board shall also have power in its discretion to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.11 Removal of Directors. Unless otherwise provided in the Certificate of Formation or these Bylaws, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, shareholders holding a majority of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Section 3.12 Director Nominations.

(a) Who May Make Director Nominations. Nominations of any person for election to the Board of Directors at an annual meeting, or at a special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws at which a director or directors will be elected, may be made only as follows:

(i) By or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or

(ii) By a shareholder who:

(A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 3.12 and at the time of the meeting,

(B) is entitled to vote at the meeting, and

(C) has complied with this Section 3.12 and Rule 14a-19 promulgated by the Commission under the Exchange Act (“Rule 14a-19”) as to such nomination.

This Section 3.12(a)(ii) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or a special meeting.

(b) Requirement of Timely Notice of Shareholder Director Nominations. Without exception, for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the shareholder must do each of the following:

(i) Provide Timely Notice thereof in accordance with the provisions of Section 2.4(c) of these Bylaws in writing and in proper form to the Secretary of the Corporation, and

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(ii) Provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.

Without exception, if the election of directors is a matter specified in the notice of special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws, then for a shareholder to make any nomination of a person or persons for election to the Board of Directors at that special meeting, the shareholder must do each of the following:

(i) Provide Timely Notice thereof in accordance with the provisions of the following full paragraph in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and

(ii) Provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.

To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date of such special meeting, or, if later, ten days following the day on which a Public Announcement (as defined in Section 2.4(h)(ii) of these Bylaws) of the date of such special meeting was first made.

In no event shall any adjournment, postponement, or cancellation of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(c) Requirements for Proper Form of Notice of Shareholder Director Nominations. To be in proper form for purposes of this Section 3.12, a shareholder’s notice to the Secretary shall set forth:

(i) Shareholder Information. As to each Nominating Person (as defined in Section 3.12(e) of these Bylaws):

(A) the Shareholder Information (as defined in Section 2.4(d)(i) of these Bylaws, except that for purposes of this Section 3.12(c)(i), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(i) of these Bylaws);

(B) a representation that the Nominating Person intends to comply with Rule 14a-19, including the requirement to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors; and

(C) all other information required by Rule 14a-19.

(ii) Information Regarding Disclosable Interests. As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(d)(ii) of these Bylaws, except that for purposes of this Section 3.12(c)(ii), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(ii) of these Bylaws);

(iii) Information Regarding Proposed Nominees. As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to Section 3.12(c)(i) of

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these Bylaws if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act and Regulation 14A promulgated by the Commission thereunder (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement, between or among any Nominating Person, on the one hand, and each proposed nominee and such nominee’s respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the rules and regulations promulgated by the Commission (“Regulation S-K”) if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Section 3.12(d) of these Bylaws.

(d) Submission of Questionnaire, Representation, and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, the proposed nominee must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board) to the Secretary at the principal executive offices of the Corporation (i) a completed written questionnaire (in the form provided by the Secretary of the Corporation) with respect to the background, qualification, stock ownership and independence of such proposed nominee and (ii) upon request of the Corporation, a written representation and agreement (in the form provided by the Corporation), that such person (A) is not, and will not become a party to, any agreement, arrangement or understanding with any person other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director of the Corporation that has not been disclosed therein, (B) understands his or her duties as a director under the TBOC and agrees to act in accordance with those duties while serving as a director,  (C) is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question to be decided by the Board, in any case, to the extent that such arrangement, understanding or commitment or assurance (1) could limit or interfere with his or her ability to comply, if elected as director of the Corporation, with his or her fiduciary duties under applicable law or with policies and guidelines of the Corporation applicable to all directors or (2) has not been disclosed to the Corporation prior to or concurrently with the Nominating Person’s submission of the nomination, and (E) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to all directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the Secretary shall provide to such proposed nominee all such policies and guidelines then in effect).

(e) “Nominating Person.” For purposes of these Bylaws, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such shareholder or beneficial owner, (iv) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or

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beneficial owner, and (v) any “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A) with such shareholder or beneficial owner with respect to any proposed nominations.

(f) Update and Supplement of Shareholder Notice of Nominations. A shareholder providing Timely Notice in proper form of any nomination proposed to be made at an annual meeting or a special meeting must further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.12 shall be true and correct and in proper form as of the record date for determining shareholders entitled to vote at such meeting and, if later, as of the date that is ten business days prior to the date of such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining shareholders entitled to vote at such meeting (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at such meeting), and not later than eight business days prior to the date of such meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of such meeting or any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of such meeting or any adjournment or postponement thereof). Such update and supplement shall (A) be made only to the extent that information has changed in any material respect since the Nominating Person’s prior submission and (B) clearly identify the information that has changed since the Nominating Person’s prior submission. Any information provided pursuant to this Section 3.12(f) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 3.12 and shall not extend the time period for the delivery of notice pursuant to this Section 3.12. If a Nominating Person fails to provide any written update or supplement in accordance with this Section 3.12(f), the information as to which such written update or supplement relates may be deemed not to have been provided in accordance with this Section 3.12.

(g) Compliance with Exchange Act. In addition to the requirements of this Section 3.12 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall also comply with all other applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to any such nominations. No later than five business days before the applicable meeting of shareholders, the Nominating Person shall provide to the Secretary of the Corporation reasonable evidence, including a written certification, that it (including any others acting in concert with it) has met the requirements of Rule 14a-19 with respect to such nominees.

(h) Defective Nominations. Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 3.12 and in compliance with Rule 14a-19. The chair of the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 3.12 and Rule 14a-19, and, if the chair of the meeting so determines, the chair of the meeting shall declare such determination to the meeting and the defective nomination shall be disregarded.

Section 3.14 Application to Stock Other Than Common. The provisions of this Article III shall be applicable to the election of directors by holders of classes and series of stock of the Corporation other than its common stock to the extent the holders of such classes and series are provided the right to elect one or more directors, unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will be controlling.

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ARTICLE IV

COMMITTEES

Section 4.1 Committees of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. In the event a member or members of a committee abstain or are disqualified from a vote, the majority vote of the member or members thereof not abstaining or disqualified from voting, whether or not such member or members constitute a quorum, shall be the act of such committee.

Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, but subject to the provisions of the TBOC, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided, however, that no such committee shall have the power or authority to (i) approve or adopt, or recommend to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the Corporation.

In addition to any other provision of the Certificate of Formation or these Bylaws, any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

Section 4.2 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Section 4.3 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings; meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

(iv) Section 3.8 (quorum; voting);

(v) Section 3.9 (Board action by written consent without a meeting); and

(vi) Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. However:

(i) the time of regular meetings of committees may be determined by resolution of the committee;

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(ii) special meetings of committees may also be called by resolution of the committee; and

(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.

The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.

Section 4.4 Subcommittees. Unless otherwise provided in the Certificate of Formation, these Bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V

OFFICERS

Section 5.1 Officers. The officers of the Corporation shall be a President and a Secretary. The Corporation may also have, at the discretion of the Board of Directors, a Chairperson of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a Treasurer, one or more Vice Presidents, and one or more assistant officers, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

Section 5.2 Appointment of Officers. The Board of Directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular appointment to such office.

Section 5.3 Subordinate Officers. The Board of Directors may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require, which may include one or more Vice Presidents (one or more of whom may be designated Executive or Senior Vice Presidents), a Chief Financial Officer, a Treasurer, and one or more assistant officers, and which may also have such descriptive titles as the Board of Directors, the Chief Executive Officer or the President shall deem appropriate. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws, or as the Board of Directors may from time to time determine, or as may be specified in the documents or resolutions so appointing them.

Section 5.4 Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later

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time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.5 Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors or as provided in Section 5.3.

Section 5.6 Representation of Shares of Other Corporations. The Chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or Assistant Secretary of the Corporation, or any other person authorized by the Board of Directors, the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Section 5.7 Authority and Duties of Officers. All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated in these Bylaws, or pursuant to these Bylaws, and from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 5.8 Chairperson of the Board. The Chairperson of the Board of Directors shall have the powers and duties customarily and usually associated with the office of the Chairperson of the Board. Unless otherwise provided in these Bylaws, the Chairperson of the Board shall preside at meetings of the shareholders and of the Board of Directors. The Chairperson of the Board may, if so designated by the Board of Directors, be the Chief Executive Officer of the Corporation; in such event the Chairperson of the Board shall have all of the powers and duties granted by these Bylaws to the Chief Executive Officer and from time to time may delegate all, or any, of such powers and duties to the President.

Section 5.9 Chief Executive Officer. The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, ultimate authority for decisions relating to the supervision, direction and management of the affairs and the business of the Corporation customarily and usually associated with the position of Chief Executive Officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. If at any time the office of the Chairperson of the Board shall not be filled, or in the event of the temporary absence or disability of the Chairperson of the Board, the Chief Executive Officer shall perform the duties and exercise the powers of the Chairperson of the Board unless otherwise determined by the Board of Directors.

Section 5.10 President. The President shall have, subject to the supervision, direction and control of the Board of Directors and the Chief Executive Officer, the general powers and duties of supervision, direction and management of the affairs and business of the Corporation customarily and usually associated with the position of President. The President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board of Directors, or the Chief Executive Officer. If there is no Chief Executive Officer, or in the event of the absence or disability of the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer unless otherwise determined by the Board of Directors.

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Section 5.11 Vice Presidents and Assistant Vice Presidents. Each Vice President and Assistant Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.

Section 5.12 Secretary and Assistant Secretaries.

(a) The Secretary shall attend meetings of the Board of Directors and meetings of the shareholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The Secretary shall have all such further powers and duties as are customarily and usually associated with the position of secretary or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.

(b) The Secretary shall keep in safe custody the seal of the Corporation, if any, and shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by the Secretary’s signature. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by that officer’s signature. In the absence of a Chief Financial Officer, the Treasurer and all Assistant Treasurers, the Secretary shall perform all the duties and have all the powers of the Treasurer.

(c) Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer, the President or the Secretary. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

Section 5.13 Chief Financial Officer; Treasurer and Assistant Treasurers.

(a) The Chief Financial Officer shall have all such powers and duties as are customarily and usually associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President. The Chief Financial Officer may, but need not also be, the Treasurer of the Corporation, provided that if a Chief Financial Officer shall have been elected but a Treasurer shall not have been elected, then the Chief Financial Officer shall have the duties and responsibilities of the Treasurer.

(b) The Treasurer shall have custody of the Corporation’s funds and securities, shall be responsible for maintaining the Corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also maintain adequate records of all assets, liabilities and transactions of the Corporation and shall assure that adequate audits thereof are currently and regularly made. The Treasurer shall have all such further powers and duties as are customarily and usually associated with the position of treasurer, or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.

(c) Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer

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(or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

Section 5.14 Salaries. The salaries and other benefits of all officers of the Corporation shall be fixed by the Board of Directors or a committee, except as otherwise directed by the Board.

Section 5.15 Interested Director and Officer Transactions. A contract or transaction between the Corporation and one or more of its directors or officers, between the Corporation and one or more affiliates or associates of a director or officer, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers or one or more affiliates or associates of one or more directors or officers are directors or officers, or have a financial interest (an “Interested Party”), shall be valid and enforceable and not void or voidable solely for this reason, or solely because the Interested Party is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the vote of such Interested Party is counted for such purpose, if: (i) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed to, or are known by, the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors or committee members, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed to, or are known by, the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee which authorizes the contract or transaction.

ARTICLE VI

STOCK

Section 6.1 Stock Certificates. The shares of the Corporation may be certificated or uncertificated, as provided under Texas law. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairperson of the Board, or the Chief Executive Officer, or the President or a Vice President, and by the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer, of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form.

Section 6.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 3.202 of the TBOC, in lieu of

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the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Section 3.205 of the TBOC or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 6.3 Lost, Stolen or Destroyed Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 6.4 Dividends. The Board of Directors, subject to any restrictions contained in the Certificate of Formation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Certificate of Formation.

The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

Section 6.5 Transfer of Stock. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the Certificate of Formation, these Bylaws, applicable law or contract.

Section 6.6 Stock Transfer Agreements. The Corporation shall have the power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.

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Section 6.7 Registered Shareholders. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders giving the names and addresses of all shareholders and the number and class and series, if any, of shares held by each.

Except as otherwise provided by the TBOC, and subject to Chapter 8, Texas Business & Commerce Code, the Corporation may consider the person registered as the owner of a share in the share transfer records of the Corporation at a particular time as the owner of that share at that time for purposes of:

(i) voting the share;

(ii) receiving distributions on the share;

(iii) transferring the share;

(iv) receiving notice, exercising rights of dissent, exercising or waiving a preemptive right, or giving proxies with respect to that share;

(v) entering into agreements with respect to that share in accordance with Sections 6.251, 6.252, or 21.210 of the TBOC; or

(vi) any other shareholder action.

The Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.

All other books and records of the Corporation may be kept at such place or places within or without the State of Texas as the Board of Directors may from time to time determine.

ARTICLE VII

MANNER OF GIVING NOTICE AND WAIVER

Section 7.1 Notice of Shareholders’ Meetings. Notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the Corporation’s records. An affidavit of the Secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.2 Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the TBOC, the Certificate of Formation or these Bylaws, any notice to shareholders given by the Corporation under any provision of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(b) such inability becomes known to the Secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

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However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when transmitted to a number at which the shareholder has consented to receive notice;

(ii) if by electronic mail, when transmitted to an electronic mail address at which the shareholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when communicated to the shareholder.

An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 7.3 Notice to Shareholders Sharing an Address. To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the Corporation under the provisions of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any shareholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

Section 7.4 Waiver of Notice. Whenever notice is required to be given to shareholders, directors or other persons under any provision of the TBOC, the Certificate of Formation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends a meeting solely to object to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders or the Board of Directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Formation or these Bylaws.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the

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TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if (a) with respect to conduct in the person’s official capacity with the Corporation, such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation, (b) with respect to all other conduct, such person acted in good faith and in a manner such person reasonably believed was not opposed to the best interests of the Corporation and (c) with respect to any criminal Proceeding, such person had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such person’s conduct was unlawful. Any indemnification under this Section 8.1 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.

Section 8.2 Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if (a) with respect to conduct in the person’s official capacity with the Corporation, such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and (b) with respect to all other conduct, such person acted in good faith and in a manner such person reasonably believed was not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, except to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. Any indemnification under this Section 8.2 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.

Section 8.3 Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be

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indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.4 Indemnification of Others. Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the TBOC or other applicable law. The Board of Directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board of Directors determines.

Section 8.5 Advanced Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses), which written request shall include (a) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct for indemnification under this Article VIII and the TBOC, (b) a written undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the TBOC, or that indemnification is prohibited under the TBOC, and (c) any other documentation as may be required by the TBOC or these Bylaws. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these Bylaws or the TBOC but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

Section 8.6 Limitation on Indemnification. Subject to the requirements in Section 8.3 and the TBOC, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)  for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole

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discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

Section 8.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.

Section 8.9 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the TBOC.

Section 8.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11 Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

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Section 8.12 Certain Definitions. For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

ARTICLE IX

GENERAL MATTERS

Section 9.1 Execution of Corporate Contracts and Instruments. Except as otherwise provided by law, the Certificate of Formation or these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

The Chairperson of the Board, the Chief Executive Officer and the President (and such other officers as are authorized thereunto by resolution of the Board of Directors) may execute in the name of the Corporation bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the Corporation, and may execute such documents where not requiring a seal, except where such documents are required by law to be otherwise signed and executed, and except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation. The Chief Executive Officer may delegate to subordinate officers of the Corporation the authority to execute, in the name of the Corporation, bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the Corporation, and to execute such documents where not requiring a seal, except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation.

Section 9.2 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

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Section 9.3 Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 9.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the TBOC shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

Section 9.5 Severability. If any provision of these Bylaws is held to be invalid, illegal or unenforceable for any reason whatsoever, or to be in conflict with any provision of the Certificate of Formation:

(i) the validity, legality and enforceability of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation, that is not itself held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation) will not in any way be affected or impaired thereby; and

(ii) to the fullest extent possible, the provisions of these Bylaws (including, without limitation, each such portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation.

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ARTICLE X

AMENDMENTS

The Board of Directors shall have the power to adopt, alter, amend or repeal these Bylaws, or adopt new bylaws, by the affirmative vote of a majority of the whole Board of Directors at any regular meeting of the Board or at any special meeting of the Board, unless (a) such power shall be reserved exclusively to the shareholders in whole or in part by the Certificate of Formation or the laws of Texas or (b) the shareholders in amending, repealing, or adopting a particular bylaw shall have expressly provided that the Board may not amend or repeal that bylaw.

Unless the Certificate of Formation or a bylaw adopted by the shareholders shall provide otherwise as to all or some portion of the corporation’s Bylaws, these Bylaws may be altered, amended or repealed, or new bylaws may be adopted, at any annual meeting of the shareholders or at any special meeting of the shareholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote at such meeting and present or represented thereat, provided notice of the proposed alteration, amendment or repeal, or the adoption of new bylaws, is set forth in the notice of such meeting. Any proposal by a shareholder to adopt, amend or repeal the Bylaws of the Corporation must be made in accordance with, and must comply with, the provisions of these Bylaws governing business to be brought before a meeting of shareholders.

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ANNEX B

Plan of Conversion

of

TTEC Holdings, Inc., a Delaware corporation

into

TTEC Holdings, Inc., a Texas corporation

This Plan Of Conversion (this “Plan”), dated as of [•], 2026, is hereby adopted by TTEC Holdings, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, TTEC Holdings, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as are required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1. Plan of Conversion.

(a) The name of the Converting Entity is “TTEC Holdings, Inc.”, a Delaware corporation.

(b) The name of the Converted Entity is “TTEC Holdings, Inc.”, a Texas corporation.

(c) The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “TTEC Holdings, Inc.”

(d) The Converted Entity is to be a for-profit corporation, and its jurisdiction of formation is the State of Texas.

(e) As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock, par value $0.01 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share.

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(f) As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

(g) At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of common stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of common stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of common stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

(h) As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2. Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time specified in the Texas Certificate shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL, including the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware.

3. Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Sections 1(e) through 1(h) of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4. Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

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5. Foreign Qualifications of Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7. Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

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IN WITNESS WHEREOF, TTEC Holdings, Inc., a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

TTEC Holdings, Inc., a Delaware corporation

By: ________________________

Name:______________________

Title:_______________________

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ANNEX C

CERTIFICATE OF FORMATION

OF

TTEC HOLDINGS, INC.

TTEC Holdings, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

A. TTEC Holdings, Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 100 Congress Avenue, Suite 1425, Austin, Texas 78701, was originally incorporated on December 22, 1994 (as “TeleTech Holdings, Inc.”).

B. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “TTEC Holdings, Inc.” on [●], 2026 pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.

ARTICLE I

ENTITY NAME; TYPE

The name of the Corporation is “TTEC Holdings, Inc.” The Corporation is a for-profit corporation.

ARTICLE II

REGISTERED OFFICE; INITIAL MAILING ADDRESS

The address of the Corporation’s initial registered office in the State of Texas is 1999 Bryan Street, Suite 900, Dallas, Texas 75201. The name of its initial registered agent at such address is The Corporation Trust Company. The initial mailing address of the Corporation is 100 Congress Avenue, Suite 1425, Austin, Texas 78701.

ARTICLE III

NATURE OF BUSINESS

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

ARTICLE IV

CAPITAL STOCK

Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is one hundred fifty million (150,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).

Section 4.2. Class Voting. Except as otherwise required by this Certificate of Formation, and notwithstanding any provision of the TBOC to the contrary, all classes or series of stock shall only be entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as defined in the TBOC, unless a vote by any holders of one or more class or series of Preferred Stock is required

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by the express terms of any class or series of Preferred Stock as provided for in, or fixed pursuant to the provisions of, Section 4.4 of this Article IV.

Section 4.3. Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this certificate of formation (this “Certificate of Formation,” which term, as used herein, shall mean the certificate of formation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock), and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the shareholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one more other such series, to vote thereon pursuant to this Certificate of Formation or pursuant to the TBOC. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation, and further subject to the Bylaws of the Corporation (the “Bylaws”), the vote of shareholders holding a majority of the shares of stock entitled to vote on the matter then outstanding shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental action” or any “fundamental business transaction” as defined in the TBOC.

(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4. Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions, and to set forth in a certification of designations filed pursuant to the TBOC, the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

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(b) The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4.5. No Preemptive Rights. No shareholder of this Corporation shall, by reason of holding shares of any class of stock of this Corporation, have any preemptive or preferential right to purchase or subscribe for any shares of any class of stock of this Corporation, now or hereafter to be authorized (or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of any such shareholder), other than such rights, if any, as the Board of Directors, at its discretion, from time to time may grant, and at such price as the Board of Directors at its discretion may fix; and the Board of Directors may issue shares of any class of stock of this Corporation or any notes, debentures, bonds or other securities convertible into or carrying options, or warrants or rights to purchase shares of any class without offering any such shares of any class of such notes, debentures, bonds or other securities, either in whole or in part, to the existing shareholders of any class.

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ARTICLE V

DIRECTORS

Section 5.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.2. Initial Directors; Number of Directors; Election; Term.

(a) The names and addresses of the directors constituting the initial Board of Directors are as follows:

Name		Address
1.	Kenneth D. Tuchman	100 Congress Avenue, Suite 1425, Austin, Texas 78701
2.	Steven J. Anenen	100 Congress Avenue, Suite 1425, Austin, Texas 78701
3.	Tracy L. Bahl	100 Congress Avenue, Suite 1425, Austin, Texas 78701
4.	Gregory A. Conley	100 Congress Avenue, Suite 1425, Austin, Texas 78701
5.	Robert N. Frerichs	100 Congress Avenue, Suite 1425, Austin, Texas 78701
6.	Marc L. Holtzman	100 Congress Avenue, Suite 1425, Austin, Texas 78701
7.	Gina L. Loften	100 Congress Avenue, Suite 1425, Austin, Texas 78701

(b) Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely in the manner provided in the Bylaws.

(c) Notwithstanding the foregoing provisions of this Section 5.2, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

Section 5.3. Vacancies. Vacancies in the Board of Directors may be filled in any manner permitted by the TBOC and set forth in the Bylaws, in each case to the extent permitted by the TBOC.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VII

WRITTEN BALLOT; ACTION WITHOUT MEETING; CUMULATIVE VOTING

Section 7.1. Written Ballot. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

Section 7.2. Action by Written Consent of Shareholders. Any action required or permitted by the TBOC, this Certificate of Formation, or the Bylaws, to be taken at any annual or special meeting of the shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Any such action taken by written consent shall be delivered to the Corporation at its principal place of business or as otherwise provided in the Bylaws. Prompt notice of the

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taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

Section 7.3. No Cumulative Voting. Shareholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

ARTICLE VIII

SPECIAL MEETINGS; INTRODUCTION OF BUSINESS

Section 8.1. Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, or (to the extent required by the TBOC ) the president, or at the request in writing of the holders of not less than twenty-five percent (25%) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting.

Section 8.2. Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE IX

LIMITATION OF PERSONAL LIABILITY

To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, or the officer’s capacity as an officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Article IX by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Article IX will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

ARTICLE X

INDEMNIFICATION

To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its directors, officers and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise.

ARTICLE XI

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation (including any rights, preferences or other designations of Preferred Stock), in the

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manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI.

ARTICLE XII

DERIVATIVE PROCEEDINGS; FORUM SELECTION; WAIVER OF JURY TRIAL

Section 12.1. Derivative Proceedings. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. During any time that the Corporation has its Common Stock listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least three percent (3%) of the outstanding shares of the Corporation.

Section 12.2. Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the Third Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Western District of Texas, Austin Division) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws, (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section 12.2 of this Article XII, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of this Section 12.2 of this Article XII is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Western District of Texas, Austin Division) (a “Foreign Action”) by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to, (y) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Western District of Texas, Austin Division) in connection with any action brought in any such court to enforce this Section 12.2 of this Article XII and (z) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Section 12.2 of this Article XII with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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Section 12.3. WAIVER OF JURY TRIAL. ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF SECTION 12.2 OF THIS ARTICLE XII.

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IN WITNESS WHEREOF, TTEC Holdings, Inc. has caused this Certificate of Formation to be signed by a duly authorized officer of the Corporation on this ____ day of ___________, 2026.

By: ________________________

Name:______________________

Title:_______________________

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ANNEX D

BYLAWS

OF

TTEC HOLDINGS, INC.

ARTICLE I

OFFICES

Section 1.1 Registered Office. The initial registered office of TTEC Holdings, Inc., a Texas corporation (the “Corporation”), shall be fixed in the Certificate of Formation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock (the “Certificate of Formation”).

Section 1.2 Other Offices. The Board of Directors of the Corporation (the “Board of Directors” or the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 2.1 Place of Meetings. Meetings of shareholders shall be held at any place, within or outside the State of Texas, designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the Corporation’s principal executive office. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a shareholders’ meeting may participate in the meeting by means of remote communication and may be considered present in person and may vote at the meeting, whether held at a designated place or solely by means of remote communication, subject to the conditions imposed by applicable law.

Section 2.2 Annual Meeting. The annual meeting of shareholders shall be held on such date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted. The Board of Directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

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Section 2.3 Special Meeting.

(a)       Power to Call Special Meeting. A special meeting of the shareholders, other than those required by statute, may be called at any time only by (i) the Board of Directors, (ii) the Chairperson of the Board of Directors, (iii) the Chief Executive Officer, (iv) (to the extent required by the TBOC) the President, (v) at the request in writing of shareholders owning at least twenty-five percent (25%) of all shares issued and outstanding and entitled to vote at such meeting, or (vi) as otherwise provided in the Certificate of Formation. A special meeting of the shareholders may not be called by any other person or persons. The Board of Directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

(b)  Date, Time and Place. Any special meeting properly called shall be held on such date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the special meeting; provided, however, that the special meeting shall not be held more than 120 days after receipt of a request for a special meeting of shareholders submitted by one or more shareholders (a “Special Meeting Request”).

(c) Purpose. The notice of a special meeting shall include the purpose or purposes for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the shareholders holding at least twenty-five percent (25%) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting who have requested such special meeting.

(d) Required Form of Special Meeting Request. To be in a proper form, a Special Meeting Request must: (i) be in writing, signed and dated by each shareholder of record submitting the Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made, or such shareholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Shareholder”); (ii) be delivered in person or by registered mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary of the Corporation at the principal executive offices of the Corporation; (iii) specify in reasonable detail the specific purpose(s) of and the business proposed to be conducted at the special meeting and the reasons the Requesting Shareholder is proposing such business; (iv) suggest a date for the special meeting, which date shall be no fewer than 30 and no more than 120 days from the date on which the Special Meeting Request is delivered to the Secretary of the Corporation; and (v) contain the following information:

(i) in the case of any director nominations proposed to be presented at the special meeting, the information required by Sections 3.11 and 3.12 of these Bylaws;

(ii) in the case of any matter (other than a director nomination) proposed to be conducted at the special meeting, the information required by Section 2.4 of these Bylaws with respect to annual meetings of shareholders;

(iii) a representation that each Requesting Shareholder, or one or more representatives of each such shareholder, intends to appear in person at the special meeting to present the proposal(s) or business to be brought before the special meeting;

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(iv) documentary evidence that the Requesting Shareholders had ownership of at least twenty-five percent (25%) of all shares issued and outstanding and entitled to vote at such meeting, based upon the Corporation’s most recent public report of the number of issued and outstanding shares (the “Requisite Percentage”), as of the date of delivery of the Special Meeting Request to the Secretary; provided, however, that if any of the Requesting Shareholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten days after the date of delivery of the Special Meeting Request to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made had, together with any Requesting Shareholders who are beneficial owners, stock ownership of the Requisite Percentage as of the date of delivery of such Special Meeting Request to the Secretary;

(v) an agreement by the Requesting Shareholders to (1) notify the Corporation promptly in the event of any change prior to the time of the special meeting in any Requesting Shareholder’s stock ownership following the date on which the Special Meeting Request was delivered to the Secretary, (2) timely provide to the Corporation any updates or supplements to the information provided in the Special Meeting Request at the times and in the forms required by Section 2.4(e) or Section 3.12(f) of these Bylaws so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten business days prior to the date of the special meeting or any adjournment or postponement thereof, or, if there are fewer than ten business days between the date of the special meeting and such adjourned or postponed meeting, then as of the date of the special meeting so adjourned or postponed, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for notice of and voting at the special meeting (in the case of an update and supplement required to be made as of such record date), and not later than eight business days prior to the date of the special meeting or, if practicable, any adjournment or postponement thereof and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed (in the case of an update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof) and (3) promptly provide any other information reasonably requested by the Corporation; and

(vi) an acknowledgement that prior to the special meeting any disposition of shares of the Corporation's common stock included within any Requesting Shareholder’s stock ownership as of the date on which the Special Meeting Request was delivered to the Secretary shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and that any decrease in the Requesting Shareholders’ aggregate stock ownership to less than the Requisite Percentage shall be deemed to be an absolute revocation of such Special Meeting Request.

(e) Revocation of Special Meeting Request. The Requesting Shareholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, following such revocation or any deemed revocation pursuant to Section 2.3(d)(vi), there are unrevoked requests from Requesting Shareholders holding in the aggregate less than the Requisite Percentage or there are no unrevoked requests at all, the Board, in its discretion, may cancel the special meeting. If none of the Requesting Shareholders appears or sends a duly authorized agent to present

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the business specified in the Special Meeting Request at the special meeting, the Corporation need not (but may, in the discretion of the Board of Directors) present such business for a vote at the special meeting, notwithstanding that proxies in respect of such matters may have been received by the Corporation.

(f) Additional Matters. The Board of Directors in its discretion may authorize additional matters to be considered by the shareholders at a special meeting beyond those stated in the Special Meeting Request.

(g) Invalidity of Special Meeting Request. A Special Meeting Request shall not be valid, and a special meeting requested by shareholders shall not be held, if: (i) the Special Meeting Request does not comply with this Section 2.3; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law; (iii) the Special Meeting Request is delivered during the period commencing 120 days prior to the anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the earlier of (1) the date of the next annual meeting or (2) 30 days after the anniversary of the date of the previous annual meeting; (iv) an identical or substantially similar item as determined in good faith by the Board (a “Similar Item”), other than the election of directors, (1) was presented at an annual or special meeting of shareholders held not more than 12 months before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; (v) a proposed item of business involves the election or removal of directors, changing the size of the Board of Directors, the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors or any similar matter as determined in good faith by the Board (an “Election Item”) and any such Election Item (1) was presented at an annual or special meeting of shareholders held not more than 120 days before delivery of the Special Meeting Request or (2) is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of shareholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of a Special Meeting Request; or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable law.

Section 2.4 Requirements for Shareholder Business to be Brought Before an Annual Meeting.

(a) Business Properly Brought Before an Annual Meeting. At an annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been properly brought before any such meeting. To be properly brought before an annual meeting of shareholders of the Corporation, business must be:

(i) brought before any such meeting by the Corporation and specified in the notice of any such meeting (or supplement thereto) given by or at the direction of the Board of Directors,

(ii) brought before any such meeting by or at the direction of the Board of Directors, or

(iii) otherwise properly brought before any such meeting by a shareholder (or a group of shareholders) who:

(A) was a shareholder of record (and, with respect to any beneficial owner or beneficial owners, if different, on whose behalf such business is proposed, only if each such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving Timely Notice (as defined in Section 2.4(c) of these Bylaws) and at the time of any such meeting,

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(B) is entitled to vote at any such meeting, and

(C) has complied with this Section 2.4 as to the business proposed to be properly brought before an annual meeting of shareholders of the Corporation.

(b) Shareholder Business to be Brought Before an Annual Meeting. A shareholder may propose business (other than a director nomination) to be properly brought before an annual meeting of the shareholders of the Corporation in one, but only one, of the following ways:

(i) by meeting the eligibility requirements of, and by following the procedures required by, Rule 14a-8 (“Rule 14a-8”) promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Exchange Act, for having a shareholder’s proposal included in the Corporation’s proxy statement and identified in the Corporation’s form of proxy card for such annual meeting, in which case, if the staff of the Commission has not permitted the Corporation to exclude such shareholder’s proposal from the Corporation’s proxy statement and form of proxy card for such annual meeting pursuant to Rule 14a-8, this Section 2.4(b)(i) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of the shareholders and the shareholder’s proposal will be included in the notice of meeting given by or at the direction of the Board of Directors pursuant to Section 2.4(a)(i) of these Bylaws, or

(ii) if the shareholder elects not to comply with Rule 14a-8, by meeting the eligibility requirements of Section 2.4(a)(iii) of these Bylaws, and by complying with each of the requirements of Section 2.4(c), Section 2.4(d), Section 2.4(e) and Section 2.4(g) of these Bylaws to propose business to be properly brought before an annual meeting of shareholders of the Corporation, in which case this Section 2.4(b)(ii) shall be the exclusive means for such shareholder to propose business to be brought before an annual meeting of the shareholders.

(c) Requirement of Timely Notice of Shareholder Business. Without exception, for business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.4(b)(ii) of these Bylaws, the shareholder shall:

(i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and

(ii) provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.

For a shareholder’s notice to be timely for the purposes of Section 2.4(c)(i) or Section 3.12(b) of these Bylaws, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the one year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not less than 90 days nor more than 120 days prior to the date of such annual meeting, or, if later, ten days following the day on which a public announcement (as defined in Section 2.4(h)(ii) of these Bylaws) of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment, postponement, or cancellation of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

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(d) Requirements for Proper Form of Shareholder Notice of Proposed Business. To be in proper form for purposes of Section 2.4(c)(i) of these Bylaws, a shareholder’s Timely Notice to the Secretary of the Corporation must set forth:

(i) Shareholder Information. As to each Proposing Person (as defined in Section 2.4(h)(i) of these Bylaws), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records), (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 promulgated by the Commission under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such shareholder, including, without limitation, any agreement that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D promulgated by the Commission under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to any Proposing Person), (D) a complete and accurate description of any pending, or to the Proposing Person’s knowledge, threatened, legal proceeding in which such Proposing Person is a party or participant involving the Corporation or, to such Proposing Person’s knowledge, involving any current or former officer, director, affiliate or associate of the Corporation, (E) any direct or indirect interest (other than solely as a result of ownership of securities of the Corporation) of the Proposing Person in any contract with any principal competitor (including any employment agreement, collective bargaining agreement or consulting agreement), (F) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act, (G) a representation that the Proposing Person (or a qualified representative of the Proposing Person) intends to appear in person at the annual meeting to propose such business, and (H) a representation whether the Proposing Person intends to deliver a proxy statement or form of proxy, or both, to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal, or whether the Proposing Person intends otherwise to solicit proxies from shareholders in support of the proposal, or whether the Proposing Person intends to do both (the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Shareholder Information”);

(ii) Information Regarding Disclosable Interests. As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) such derivative, swap or other transactions convey any

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voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (E) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any (the interests identified and described pursuant to the foregoing clauses (A) through (E) are hereinafter referred to collectively as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder of record directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(iii) Description of Proposed Business. As to each item for discussion or vote that the Proposing Person proposes to bring before the annual meeting, (A) a reasonably brief description of such business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest in such business of each Proposing Person, and (B) the text of the proposal or business (including the text of any resolutions proposed to be approved or adopted by the shareholders or amendments to these Bylaws proposed for consideration) (the information required by this Section 2.4(d)(iii), together with the Shareholder Information required by Section 2.4(d)(i) of these Bylaws and the information regarding Disclosable Interests required by Section 2.4(d)(ii) of these Bylaws, is referred to collectively in these Bylaws as the “Timely Notice Information”); and

(iv) Representation as to Accuracy of Information. A representation from the shareholder providing the Timely Notice in writing and in proper form to the Secretary of the Corporation pursuant to Section 2.4(c)(i) of these Bylaws that none of the Timely Notice Information contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and that, at the date of the Corporation’s notice of the annual meeting at which the business of the Proposing Person is proposed to be brought is first mailed to the shareholders of the Corporation, and at the time of the such annual meeting, the Timely Notice Information (as updated and supplemented

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pursuant to Section 2.4(e) of these Bylaws) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e) Update and Supplement of Shareholder Timely Notice of Proposed Business. A shareholder providing Timely Notice in writing and in proper form of business proposed to be properly brought before a meeting of shareholders of the Corporation must further update and supplement such Timely Notice, if necessary, so that the Timely Notice Information provided or required to be provided pursuant to this Section 2.4 shall be true and correct and in proper form as of the record date for determining shareholders entitled to vote at the meeting and as of the date, if later, that is ten business days prior to the date of the meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining shareholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at the meeting), and not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of the meeting or any adjournment or postponement thereof). Such update and supplement shall (A) be made only to the extent that information has changed in any material respect since the Proposing Person’s prior submission and (B) clearly identify the information that has changed since the Proposing Person’s prior submission. Any information provided pursuant to this Section 2.4(e) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 2.4 and shall not extend the time period for the delivery of notice pursuant to this Section 2.4. If a Proposing Person fails to provide any written update or supplement in accordance with this Section 2.4(e), the information as to which such written update or supplement relates may be deemed not to have been provided in accordance with this Section 2.4.

(f) Business Not Properly Brought Before a Meeting. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of shareholders of the Corporation except in accordance with this Section 2.4. The chair of the annual meeting may determine and declare, if the facts warrant, at the annual meeting that business was not properly brought before the annual meeting and in accordance with this Section 2.4, and, if the chair of the annual meeting should so determine, the chair will so declare at the annual meeting and any such business not properly brought before the annual meeting will not be transacted. Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by applicable law, (i) if the shareholder does not provide the information required under Section 2.4(e) of these Bylaws, (A) within five business days following the record date for determining shareholders entitled to vote at the annual meeting of shareholders (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at the annual meeting), and (B) not later than eight business days prior to the date of the annual meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of the annual meeting or any adjournment or postponement thereof), or (ii) if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting to present the business described in the shareholder’s Timely Notice in proper form delivered pursuant to this Section 2.4, such business need not (but may, in the discretion of the Board of Directors) be transacted, notwithstanding that proxies in respect of such vote may have been received by the

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Corporation. For purposes of this Section 2.4(f), to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or authorized by a writing executed by such shareholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the proposing of the business at the annual meeting by the shareholder stating that the person is authorized to act for the shareholder as the shareholder’s qualified representative at the annual meeting of shareholders.

(g) Exchange Act Compliance; Rule 14a-8. In addition to the requirements of this Section 2.4 with respect to any business proposed to be properly brought before an annual meeting of shareholders by a shareholder, each Proposing Person shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to any such business proposed to be properly brought before an annual meeting of shareholders by a shareholder.

Nothing in this Section 2.4 shall be deemed to affect the rights of (i) shareholders to request the inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) promulgated by the Commission under the Exchange Act, or (ii) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision). The notice requirements of Section 2.4(c), Section 2.4(d), and Section 2.4(e) of these Bylaws will not apply to any shareholder who has notified the Corporation of such shareholder’s intention to present a shareholder proposal only pursuant to and in compliance with Rule 14a-8 and Section 2.4(b)(i) of these Bylaws.

(h) Certain Definitions.

(i) “Proposing Person”. For purposes of these Bylaws, the term “Proposing Person” shall mean (A) the shareholder providing the notice of business proposed to be brought before an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (C) each affiliate or associate (each as defined in Rule 12b-2 promulgated by the Commission under the Exchange Act for purposes of these Bylaws) of such shareholder or beneficial owner, (D) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or beneficial owner, and (E) any “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A) with such shareholder or beneficial owner with respect to any proposed business..

(ii) “Public Announcement”. For purposes of these Bylaws, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, or in a notice given pursuant to any applicable rules or regulations of any stock exchange or other self-regulatory organization applicable to the Corporation (such rules or regulations being herein referred to collectively as “SRO Rules”).

(i) Shareholder Director Nominations. Shareholders seeking to nominate persons for election to the Board of Directors must comply with Section 3.12 of these Bylaws, and this Section 2.4 shall not be applicable to nominations of persons for election to the Board of Directors made by shareholders of the Corporation except as expressly provided in Section 3.12 of these Bylaws.

Section 2.5 Notice of Shareholders’ Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any,

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date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the Certificate of Formation or these Bylaws, the written notice of any meeting of shareholders shall be given not less than ten nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.

Notwithstanding the foregoing, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.

Section 2.6 Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the Certificate of Formation or these Bylaws.

If a quorum is not present or represented at any meeting of the shareholders, then either (i) the chair of the meeting, or (ii) the holders of a majority of the shares present in person or represented by proxy and entitled to vote thereat, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Section 2.7 Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 2.11 of these Bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.8 Conduct of Business. Meetings of shareholders shall be presided over by the Chief Executive Officer of the Corporation, or, in the absence of such person, the Chairperson of the Board of Directors, or, in the absence of such person, such person as the Board of Directors may designate as chair of the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in the absence of the Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it

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shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, (i) establishing an agenda or order of business for the meeting, (ii) prescribing rules, regulations and procedures for maintaining order at the meeting and the safety of those present, (iii) prescribing rules, regulations and procedures limiting entry to and participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, and such other persons as the chair of the meeting shall permit, (iv) prescribing rules, regulations and procedures restricting entry to the meeting after the time fixed for the commencement thereof, (v) prescribing rules, regulations and procedures limiting the number of times shareholders and other authorized meeting participants may address the meeting and limiting the number of questions that may be asked by shareholders and other authorized meeting participants, (vi) prescribing rules, regulations and procedures limiting the time allotted to shareholders and other authorized meeting participants to make motions or nominations, ask questions, or make comments, (vii) prescribing rules, regulations and procedures for the opening and closing of the polls for each matter upon which shareholders will vote at the meeting and for the matters which are to be voted on by ballot, (viii) removing any shareholder or any other individual who refuses to comply with meeting rules, regulations or procedures, (ix) restricting the use of audio and video recording devices, cell phones and other electronic devices, (x) establishing rules, regulations or procedures for compliance with any state or local laws or regulations, including those concerning safety, health and security, (xi) implementing procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting, and (xii) adjourning the meeting (whether or not a quorum is present). Unless, and only to the extent, determined by the Board of Directors or the chair of the meeting, meetings of shareholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Section 2.9 Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to Sections 6.251 and 6.252 (relating to voting rights of fiduciaries, pledgors and joint owners of stock), and Subchapter D of Chapter 6 (relating to voting of ownership interests), of the TBOC.

Except as may be otherwise provided in the Certificate of Formation or these Bylaws, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder.

Directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Except as otherwise required by law, the Certificate of Formation or these Bylaws, the affirmative vote of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy at the meeting and entitled to vote on the subject matter, other than the election of directors, shall be the act of the shareholders. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the Certificate of Formation or these Bylaws.

Section 2.10 Shareholder Action by Written Consent Without a Meeting.

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(a) Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted by the TBOC, the Certificate of Formation, or these Bylaws, to be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders or all shares entitled to vote on the action were present and voted, and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded.

(b) Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this Section 2.10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing, provided further that failure to provide such notice shall not affect the validity of such action.

(c) Information Required Prior to Consent Solicitation. Any shareholder seeking to have the shareholders authorize or take corporate action by written consent shall, at the same time such shareholder requests the Board of Directors to fix a record date pursuant to Section 2.11(b) of these Bylaws, furnish to the Board of Directors the information and undertakings specified in this Section 2.10(c) in writing in proper form.

(i) Requirements for Proper Form of Request for Consent Solicitation Record Date. To be in proper form for purposes of this Section 2.10(c), a shareholder’s notice to the Secretary of the Corporation shall set forth:

(A) Shareholder Information. As to each Consent Shareholder (as defined in this Section 2.10(c)(ii)), the Shareholder Information (as defined in Section 2.4(d)(i) of these Bylaws, except that for purposes of this Section 2.10(iii), the term “Consent Shareholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(i) of these Bylaws);

(B) Description of Actions To Be Taken By Consent. A description of the action or actions the Consent Shareholder seeks to have the shareholders take by written consent;

(C) Information Regarding Disclosable Interests. As to each Consent Shareholder, any Disclosable Interests (as defined in Section 2.4(d)(ii) of these Bylaws, except that for purposes of this Section 2.10(c), the term “Consent Shareholder” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(ii) of these Bylaws); and

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(D) Representation of Accuracy. The Consent Shareholder’s representation that none of the information provided to the Corporation by the Consent Shareholder pursuant to Section 2.11(b) and this Section 2.10(c) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(ii) “Consent Shareholder”. For purposes of these Bylaws, the term “Consent Shareholder” shall mean (i) any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent that requests the Board of Directors to fix a record date pursuant to Section 2.11(b) of these Bylaws, and (ii) any affiliate or associate of such shareholder.

(iii) Other Information to be Furnished by Consent Shareholder. The Corporation may require the Consent Shareholder to furnish such other information as may reasonably be required by the Corporation.

Section 2.11 Record Dates.

(a) Annual or Special Meeting. In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 2.11 at the adjourned meeting.

(b) Action by Written Consent. In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

A shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice in proper form, to the attention of the Secretary of the Corporation, request the Board of Directors to fix a record date (a “Consent Record Date Request”). To be in proper form the Consent

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Record Date Request must demonstrate that the requesting shareholder or shareholders own at least ten percent (10%) of all shares issued and outstanding and entitled to execute a valid written consent, based upon the Corporation’s most recent public report of the number of issued and outstanding shares as of the date of delivery, and committing that any solicitor retained by such shareholder or shareholders will be required to use its best efforts to solicit consents from all shareholders.

The Board of Directors shall promptly, but in all events within 20 days after the date on which such a proper Consent Record Date Request is received, adopt a resolution fixing the record date, which record date shall not be more than ten days following the date on which the Board of Directors takes the action fixing the record date. If no record date has been fixed by the Board of Directors within 20 days after the date on which such a proper Consent Record Date Request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested.

If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

The Board of Directors in its discretion may require as a condition to setting the record date in response to a Consent Record Date Request that the period during which valid written consents may be solicited following the record date will be limited to a number of days, not less than 60, as specified by the Board of Directors.

The Board of Directors may decline to act upon a Consent Record Date Request delivered during the period commencing 90 days prior to the scheduled date of an annual or special meeting of shareholders and ending 30 days after such meeting.

(c) Other Purposes. In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12 Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A written proxy may be in any form of electronic

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transmission permitted under the TBOC which sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the person as provided in Section 21.367 of the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Prior to the time set for the closing of the polls at a meeting of shareholders, a shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing a subsequent duly executed proxy with the Secretary of the Corporation.

Section 2.13 List of Shareholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, not later than the 11th day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting. The shareholder list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares of each class registered in the name of each shareholder and such other information as required by the TBOC. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation for at least ten days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

Section 2.14 Inspectors of Election. Before any meeting of shareholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, then the chair of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

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In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspector or inspectors may consider such information as is permitted by applicable law.

Section 2.15 Application to Stock Other Than Common. The provisions of this Article II shall be applicable to meetings of holders of classes and series of stock of the Corporation other than its common stock unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will control.

ARTICLE III

DIRECTORS

Section 3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the TBOC or the Certificate of Formation.

Section 3.2 Number of Directors. The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the Certificate of Formation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the Board of Directors; provided, that such number shall not be less than two (2) nor more than eleven (11). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.3 Election, Term of Office and Qualification of Directors. At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Except as provided in Section 3.4 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be shareholders and need not be residents of the State of Texas unless so required by the Certificate of Formation or these Bylaws, but they must have been nominated by either the Board of Directors or by shareholders in accordance with the procedures set forth in these Bylaws, the corporation’s Corporate Governance Guidelines, and applicable law in order to be eligible for election as directors.

Section 3.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the Corporation unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided in the Certificate of Formation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the Certificate of Formation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (1) the Board of Directors at any meeting of the Board of Directors by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or (2) a

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sole remaining director, in each case to the extent permitted by the TBOC and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Notwithstanding the foregoing, during the period between two successive annual meetings of shareholders, the Board of Directors may not fill more than two vacancies created by an increase in the number of directors.

Section 3.5 Place of Meetings; Meetings by Telephone. The Board of Directors may hold meetings, both regular and special, either within or outside the State of Texas. Unless otherwise restricted by the Certificate of Formation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 3.7 Special Meetings; Notice. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairperson of the Board of Directors or the Chief Executive Officer, and shall be called by the Chairman of the Board or the Secretary at the request of a majority of the members of the Board of Directors. Notice of meetings shall be given at least twenty-four (24) hours prior to the meeting, either personally, by telephone, by mail or, on consent of a director, by electronic transmission.

Section 3.8 Quorum; Voting. At all meetings of the Board of Directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chair chosen at the meeting. The Secretary shall, if present, act as secretary of the meeting, but, in his or her absence, the chair of the meeting may appoint any person to act as secretary of the meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Formation or these Bylaws. To the maximum extent permitted by the TBOC, in the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors thereof not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the Board of Directors.

Section 3.9 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the

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writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.10 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board of Directors shall have authority to determine, from time to time, the amount of compensation which shall be paid to its members for their services as directors and as members of committees. The Board shall also have power in its discretion to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.11 Removal of Directors. Unless otherwise provided in the Certificate of Formation or these Bylaws, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, shareholders holding a majority of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Section 3.12 Director Nominations.

(a) Who May Make Director Nominations. Nominations of any person for election to the Board of Directors at an annual meeting, or at a special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws at which a director or directors will be elected, may be made only as follows:

(i) By or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or

(ii) By a shareholder who:

(A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 3.12 and at the time of the meeting,

(B) is entitled to vote at the meeting, and

(C) has complied with this Section 3.12 and Rule 14a-19 promulgated by the Commission under the Exchange Act (“Rule 14a-19”) as to such nomination.

This Section 3.12(a)(ii) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or a special meeting.

(b) Requirement of Timely Notice of Shareholder Director Nominations. Without exception, for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the shareholder must do each of the following:

(i) Provide Timely Notice thereof in accordance with the provisions of Section 2.4(c) of these Bylaws in writing and in proper form to the Secretary of the Corporation, and

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(ii) Provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.

Without exception, if the election of directors is a matter specified in the notice of special meeting called by the Board of Directors pursuant to Section 2.3 of these Bylaws, then for a shareholder to make any nomination of a person or persons for election to the Board of Directors at that special meeting, the shareholder must do each of the following:

(i) Provide Timely Notice thereof in accordance with the provisions of the following full paragraph in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and

(ii) Provide any updates or supplements to such notice at the times and in the forms required by Section 2.4(e) of these Bylaws.

To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date of such special meeting, or, if later, ten days following the day on which a Public Announcement (as defined in Section 2.4(h)(ii) of these Bylaws) of the date of such special meeting was first made.

In no event shall any adjournment, postponement, or cancellation of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(c) Requirements for Proper Form of Notice of Shareholder Director Nominations. To be in proper form for purposes of this Section 3.12, a shareholder’s notice to the Secretary shall set forth:

(i) Shareholder Information. As to each Nominating Person (as defined in Section 3.12(e) of these Bylaws):

(A) the Shareholder Information (as defined in Section 2.4(d)(i) of these Bylaws, except that for purposes of this Section 3.12(c)(i), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(i) of these Bylaws);

(B) a representation that the Nominating Person intends to comply with Rule 14a-19, including the requirement to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors; and

(C) all other information required by Rule 14a-19.

(ii) Information Regarding Disclosable Interests. As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(d)(ii) of these Bylaws, except that for purposes of this Section 3.12(c)(ii), the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(d)(ii) of these Bylaws);

(iii) Information Regarding Proposed Nominees. As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to Section 3.12(c)(i) of

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these Bylaws if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act and Regulation 14A promulgated by the Commission thereunder (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement, between or among any Nominating Person, on the one hand, and each proposed nominee and such nominee’s respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the rules and regulations promulgated by the Commission (“Regulation S-K”) if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Section 3.12(d) of these Bylaws.

(d) Submission of Questionnaire, Representation, and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, the proposed nominee must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board) to the Secretary at the principal executive offices of the Corporation (i) a completed written questionnaire (in the form provided by the Secretary of the Corporation) with respect to the background, qualification, stock ownership and independence of such proposed nominee and (ii) upon request of the Corporation, a written representation and agreement (in the form provided by the Corporation), that such person (A) is not, and will not become a party to, any agreement, arrangement or understanding with any person other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director of the Corporation that has not been disclosed therein, (B) understands his or her duties as a director under the TBOC and agrees to act in accordance with those duties while serving as a director,  (C) is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question to be decided by the Board, in any case, to the extent that such arrangement, understanding or commitment or assurance (1) could limit or interfere with his or her ability to comply, if elected as director of the Corporation, with his or her fiduciary duties under applicable law or with policies and guidelines of the Corporation applicable to all directors or (2) has not been disclosed to the Corporation prior to or concurrently with the Nominating Person’s submission of the nomination, and (E) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to all directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the Secretary shall provide to such proposed nominee all such policies and guidelines then in effect).

(e) “Nominating Person.” For purposes of these Bylaws, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such shareholder or beneficial owner, (iv) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such shareholder or

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beneficial owner, and (v) any “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A) with such shareholder or beneficial owner with respect to any proposed nominations.

(f) Update and Supplement of Shareholder Notice of Nominations. A shareholder providing Timely Notice in proper form of any nomination proposed to be made at an annual meeting or a special meeting must further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.12 shall be true and correct and in proper form as of the record date for determining shareholders entitled to vote at such meeting and, if later, as of the date that is ten business days prior to the date of such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for determining shareholders entitled to vote at such meeting (in the case of the update and supplement required to be made as of the record date for determining shareholders entitled to vote at such meeting), and not later than eight business days prior to the date of such meeting, if practicable (or, if not practicable, on the first practicable date prior to the date of such meeting or any adjournment or postponement thereof) (in the case of the update and supplement required to be made as of ten business days prior to the date of such meeting or any adjournment or postponement thereof). Such update and supplement shall (A) be made only to the extent that information has changed in any material respect since the Nominating Person’s prior submission and (B) clearly identify the information that has changed since the Nominating Person’s prior submission. Any information provided pursuant to this Section 3.12(f) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 3.12 and shall not extend the time period for the delivery of notice pursuant to this Section 3.12. If a Nominating Person fails to provide any written update or supplement in accordance with this Section 3.12(f), the information as to which such written update or supplement relates may be deemed not to have been provided in accordance with this Section 3.12.

(g) Compliance with Exchange Act. In addition to the requirements of this Section 3.12 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall also comply with all other applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to any such nominations. No later than five business days before the applicable meeting of shareholders, the Nominating Person shall provide to the Secretary of the Corporation reasonable evidence, including a written certification, that it (including any others acting in concert with it) has met the requirements of Rule 14a-19 with respect to such nominees.

(h) Defective Nominations. Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 3.12 and in compliance with Rule 14a-19. The chair of the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 3.12 and Rule 14a-19, and, if the chair of the meeting so determines, the chair of the meeting shall declare such determination to the meeting and the defective nomination shall be disregarded.

Section 3.14 Application to Stock Other Than Common. The provisions of this Article III shall be applicable to the election of directors by holders of classes and series of stock of the Corporation other than its common stock to the extent the holders of such classes and series are provided the right to elect one or more directors, unless in conflict with the express terms of such classes and series of stock as set forth in their governing instruments, in which case the terms of such governing instruments will be controlling.

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ARTICLE IV

COMMITTEES

Section 4.1 Committees of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. In the event a member or members of a committee abstain or are disqualified from a vote, the majority vote of the member or members thereof not abstaining or disqualified from voting, whether or not such member or members constitute a quorum, shall be the act of such committee.

Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, but subject to the provisions of the TBOC, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided, however, that no such committee shall have the power or authority to (i) approve or adopt, or recommend to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the Corporation.

In addition to any other provision of the Certificate of Formation or these Bylaws, any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

Section 4.2 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Section 4.3 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings; meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

(iv) Section 3.8 (quorum; voting);

(v) Section 3.9 (Board action by written consent without a meeting); and

(vi) Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. However:

(i) the time of regular meetings of committees may be determined by resolution of the committee;

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(ii) special meetings of committees may also be called by resolution of the committee; and

(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.

The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.

Section 4.4 Subcommittees. Unless otherwise provided in the Certificate of Formation, these Bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V

OFFICERS

Section 5.1 Officers. The officers of the Corporation shall be a President and a Secretary. The Corporation may also have, at the discretion of the Board of Directors, a Chairperson of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a Treasurer, one or more Vice Presidents, and one or more assistant officers, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

Section 5.2 Appointment of Officers. The Board of Directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular appointment to such office.

Section 5.3 Subordinate Officers. The Board of Directors may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require, which may include one or more Vice Presidents (one or more of whom may be designated Executive or Senior Vice Presidents), a Chief Financial Officer, a Treasurer, and one or more assistant officers, and which may also have such descriptive titles as the Board of Directors, the Chief Executive Officer or the President shall deem appropriate. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws, or as the Board of Directors may from time to time determine, or as may be specified in the documents or resolutions so appointing them.

Section 5.4 Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later

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time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.5 Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors or as provided in Section 5.3.

Section 5.6 Representation of Shares of Other Corporations. The Chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or Assistant Secretary of the Corporation, or any other person authorized by the Board of Directors, the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Section 5.7 Authority and Duties of Officers. All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated in these Bylaws, or pursuant to these Bylaws, and from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 5.8 Chairperson of the Board. The Chairperson of the Board of Directors shall have the powers and duties customarily and usually associated with the office of the Chairperson of the Board. Unless otherwise provided in these Bylaws, the Chairperson of the Board shall preside at meetings of the shareholders and of the Board of Directors. The Chairperson of the Board may, if so designated by the Board of Directors, be the Chief Executive Officer of the Corporation; in such event the Chairperson of the Board shall have all of the powers and duties granted by these Bylaws to the Chief Executive Officer and from time to time may delegate all, or any, of such powers and duties to the President.

Section 5.9 Chief Executive Officer. The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, ultimate authority for decisions relating to the supervision, direction and management of the affairs and the business of the Corporation customarily and usually associated with the position of Chief Executive Officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. If at any time the office of the Chairperson of the Board shall not be filled, or in the event of the temporary absence or disability of the Chairperson of the Board, the Chief Executive Officer shall perform the duties and exercise the powers of the Chairperson of the Board unless otherwise determined by the Board of Directors.

Section 5.10 President. The President shall have, subject to the supervision, direction and control of the Board of Directors and the Chief Executive Officer, the general powers and duties of supervision, direction and management of the affairs and business of the Corporation customarily and usually associated with the position of President. The President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board of Directors, or the Chief Executive Officer. If there is no Chief Executive Officer, or in the event of the absence or disability of the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer unless otherwise determined by the Board of Directors.

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Section 5.11 Vice Presidents and Assistant Vice Presidents. Each Vice President and Assistant Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.

Section 5.12 Secretary and Assistant Secretaries.

(a) The Secretary shall attend meetings of the Board of Directors and meetings of the shareholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The Secretary shall have all such further powers and duties as are customarily and usually associated with the position of secretary or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.

(b) The Secretary shall keep in safe custody the seal of the Corporation, if any, and shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by the Secretary’s signature. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by that officer’s signature. In the absence of a Chief Financial Officer, the Treasurer and all Assistant Treasurers, the Secretary shall perform all the duties and have all the powers of the Treasurer.

(c) Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer, the President or the Secretary. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

Section 5.13 Chief Financial Officer; Treasurer and Assistant Treasurers.

(a) The Chief Financial Officer shall have all such powers and duties as are customarily and usually associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President. The Chief Financial Officer may, but need not also be, the Treasurer of the Corporation, provided that if a Chief Financial Officer shall have been elected but a Treasurer shall not have been elected, then the Chief Financial Officer shall have the duties and responsibilities of the Treasurer.

(b) The Treasurer shall have custody of the Corporation’s funds and securities, shall be responsible for maintaining the Corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also maintain adequate records of all assets, liabilities and transactions of the Corporation and shall assure that adequate audits thereof are currently and regularly made. The Treasurer shall have all such further powers and duties as are customarily and usually associated with the position of treasurer, or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the Chief Executive Officer or the President.

(c) Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer

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(or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

Section 5.14 Salaries. The salaries and other benefits of all officers of the Corporation shall be fixed by the Board of Directors or a committee, except as otherwise directed by the Board.

Section 5.15 Interested Director and Officer Transactions. A contract or transaction between the Corporation and one or more of its directors or officers, between the Corporation and one or more affiliates or associates of a director or officer, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers or one or more affiliates or associates of one or more directors or officers are directors or officers, or have a financial interest (an “Interested Party”), shall be valid and enforceable and not void or voidable solely for this reason, or solely because the Interested Party is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the vote of such Interested Party is counted for such purpose, if: (i) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed to, or are known by, the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors or committee members, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the Interested Party’s relationship or interest and as to the contract or transaction are disclosed to, or are known by, the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee which authorizes the contract or transaction.

ARTICLE VI

STOCK

Section 6.1 Stock Certificates. The shares of the Corporation may be certificated or uncertificated, as provided under Texas law. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairperson of the Board, or the Chief Executive Officer, or the President or a Vice President, and by the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer, of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form.

Section 6.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 3.202 of the TBOC, in lieu of

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the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Section 3.205 of the TBOC or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 6.3 Lost, Stolen or Destroyed Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 6.4 Dividends. The Board of Directors, subject to any restrictions contained in the Certificate of Formation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Certificate of Formation.

The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

Section 6.5 Transfer of Stock. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the Certificate of Formation, these Bylaws, applicable law or contract.

Section 6.6 Stock Transfer Agreements. The Corporation shall have the power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.

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Section 6.7 Registered Shareholders. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders giving the names and addresses of all shareholders and the number and class and series, if any, of shares held by each.

Except as otherwise provided by the TBOC, and subject to Chapter 8, Texas Business & Commerce Code, the Corporation may consider the person registered as the owner of a share in the share transfer records of the Corporation at a particular time as the owner of that share at that time for purposes of:

(i) voting the share;

(ii) receiving distributions on the share;

(iii) transferring the share;

(iv) receiving notice, exercising rights of dissent, exercising or waiving a preemptive right, or giving proxies with respect to that share;

(v) entering into agreements with respect to that share in accordance with Sections 6.251, 6.252, or 21.210 of the TBOC; or

(vi) any other shareholder action.

The Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.

All other books and records of the Corporation may be kept at such place or places within or without the State of Texas as the Board of Directors may from time to time determine.

ARTICLE VII

MANNER OF GIVING NOTICE AND WAIVER

Section 7.1 Notice of Shareholders’ Meetings. Notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the Corporation’s records. An affidavit of the Secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.2 Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the TBOC, the Certificate of Formation or these Bylaws, any notice to shareholders given by the Corporation under any provision of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(b) such inability becomes known to the Secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

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However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when transmitted to a number at which the shareholder has consented to receive notice;

(ii) if by electronic mail, when transmitted to an electronic mail address at which the shareholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when communicated to the shareholder.

An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 7.3 Notice to Shareholders Sharing an Address. To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the Corporation under the provisions of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any shareholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

Section 7.4 Waiver of Notice. Whenever notice is required to be given to shareholders, directors or other persons under any provision of the TBOC, the Certificate of Formation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends a meeting solely to object to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders or the Board of Directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Formation or these Bylaws.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the

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TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if (a) with respect to conduct in the person’s official capacity with the Corporation, such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation, (b) with respect to all other conduct, such person acted in good faith and in a manner such person reasonably believed was not opposed to the best interests of the Corporation and (c) with respect to any criminal Proceeding, such person had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such person’s conduct was unlawful. Any indemnification under this Section 8.1 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.

Section 8.2 Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if (a) with respect to conduct in the person’s official capacity with the Corporation, such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and (b) with respect to all other conduct, such person acted in good faith and in a manner such person reasonably believed was not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, except to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. Any indemnification under this Section 8.2 shall be made only after a determination that indemnification is permissible under the TBOC, which determination shall be made in the manner required by the TBOC.

Section 8.3 Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be

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indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.4 Indemnification of Others. Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the TBOC or other applicable law. The Board of Directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board of Directors determines.

Section 8.5 Advanced Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses), which written request shall include (a) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct for indemnification under this Article VIII and the TBOC, (b) a written undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the TBOC, or that indemnification is prohibited under the TBOC, and (c) any other documentation as may be required by the TBOC or these Bylaws. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these Bylaws or the TBOC but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

Section 8.6 Limitation on Indemnification. Subject to the requirements in Section 8.3 and the TBOC, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)  for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole

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discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

Section 8.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.

Section 8.9 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the TBOC.

Section 8.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11 Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

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Section 8.12 Certain Definitions. For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

ARTICLE IX

GENERAL MATTERS

Section 9.1 Execution of Corporate Contracts and Instruments. Except as otherwise provided by law, the Certificate of Formation or these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

The Chairperson of the Board, the Chief Executive Officer and the President (and such other officers as are authorized thereunto by resolution of the Board of Directors) may execute in the name of the Corporation bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the Corporation, and may execute such documents where not requiring a seal, except where such documents are required by law to be otherwise signed and executed, and except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation. The Chief Executive Officer may delegate to subordinate officers of the Corporation the authority to execute, in the name of the Corporation, bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the Corporation, and to execute such documents where not requiring a seal, except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the Corporation.

Section 9.2 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

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Section 9.3 Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 9.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the TBOC shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

Section 9.5 Severability. If any provision of these Bylaws is held to be invalid, illegal or unenforceable for any reason whatsoever, or to be in conflict with any provision of the Certificate of Formation:

(i) the validity, legality and enforceability of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation, that is not itself held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation) will not in any way be affected or impaired thereby; and

(ii) to the fullest extent possible, the provisions of these Bylaws (including, without limitation, each such portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable, or to be in conflict with any provision of the Certificate of Formation.

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ARTICLE X

AMENDMENTS

The Board of Directors shall have the power to adopt, alter, amend or repeal these Bylaws, or adopt new bylaws, by the affirmative vote of a majority of the whole Board of Directors at any regular meeting of the Board or at any special meeting of the Board, unless (a) such power shall be reserved exclusively to the shareholders in whole or in part by the Certificate of Formation or the laws of Texas or (b) the shareholders in amending, repealing, or adopting a particular bylaw shall have expressly provided that the Board may not amend or repeal that bylaw.

Unless the Certificate of Formation or a bylaw adopted by the shareholders shall provide otherwise as to all or some portion of the corporation’s Bylaws, these Bylaws may be altered, amended or repealed, or new bylaws may be adopted, at any annual meeting of the shareholders or at any special meeting of the shareholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote at such meeting and present or represented thereat, provided notice of the proposed alteration, amendment or repeal, or the adoption of new bylaws, is set forth in the notice of such meeting. Any proposal by a shareholder to adopt, amend or repeal the Bylaws of the Corporation must be made in accordance with, and must comply with, the provisions of these Bylaws governing business to be brought before a meeting of shareholders.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V87030-P51454 For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 100 CONGRESS AVENUE, SUITE 1425 AUSTIN, TX 78701 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on May 20, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TTEC2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TTEC HOLDINGS, INC. 1. Election of Director Nominees The Board of Directors recommends you vote FOR the following: 1a. Kenneth D. Tuchman 1b. Steven J. Anenen 1c. Tracy L. Bahl 1d. Gregory A. Conley 1e. Robert N. Frerichs 1f. Marc L. Holtzman 1g. Gina L. Loften For Withhold NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR all of the Board of Directors' nominees and FOR Proposals 2, 3 and 4. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026. 3. The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement. 4. The approval of the redomestication of the Company from Delaware to Texas by conversion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! SCAN TO VIEW MATERIALS & VOTEw

V87031-P51454 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and TTEC Annual Report on Form 10-K and related information including TTEC CEO's Letter to Stockholders are available at www.proxyvote.com. Please date, sign and mail your proxy card in the enclosed envelope as soon as possible. This Proxy is Solicited on Behalf of The Board of Directors of TTEC HOLDINGS, INC. The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints KENNETH D. TUCHMAN and MARGARET B. McLEAN, and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of TTEC HOLDINGS, INC. owned of record by the undersigned at the 2026 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/TTEC2026 on May 21, 2026 at 10:00 a.m., CDT, and any adjournments or postponements thereof, in accordance with the directions marked on the reverse side hereof. The proxies, or each of them, in their discretion, are authorized to vote for the election of a person nominated to the Board of Directors if any nominee named herein becomes unable to serve or if for any reason whatsoever, another nominee is required, and the proxies, or each of them, in their discretion, are further authorized to vote on other matters which may properly come before the 2026 Annual Meeting and any adjournments or postponements thereof. You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote these shares unless you sign and return this card. Continued and to be signed on reverse side